Exhibit 3.2

                                     BY-LAWS

                                       OF

                              THE MONEY $TORE, INC.
                                   **********


                                    ARTICLE I
                                Name and Location

         Section 1. The name of this corporation shall be THE MONEY $TORE, INC.
         Section 2. Its principal office shall be located in Columbia, South Carolina.
         Section 3. Other offices for the transaction of business shall be located at such places as the Board of Directors may, from time to time, determine.

                                   ARTICLE II
                                  Capital Stock

         Section 1. The amount of the capital stock shall be Two Hundred Thousand and 00/100 ($200,000.00) Dollars, which shall be divided into Two Thousand (2,000) shares of common stock with a par value of One Hundred and 00/100 ($100.00) Dollars each.
         Section 2. All certificates of stock shall be signed by the President and the Secretary, and may be sealed with the corporate seal.
         Section 3. Treasury stock shall be held by the corporation subject to the disposal of the Board of Directors and shall neither vote nor participate in dividends.
         Section 4. The corporation shall have a first lien on all the shares of its capital stock, and upon all dividends declared upon the same, for any indebtedness of the respective holders thereof to the corporation.
         Section 5. Transfers of stock shall be made only on the books of the corporation; and the old certificate, properly endorsed, shall be surrendered and cancelled before a new certificate is issued. The stock books of the corporation shall be closed against transfers for a period of thirty (30) days before the day of payment of a dividend and for ten (10) days before each annual meeting of the stockholders.

         Section 6. In case of loss or destruction of a certificate of stock, no new certificate shall be issued in lieu of thereof except upon satisfactory proof to the Board of Directors of such loss or destruction; and the giving of satisfactory security, by bond, against loss to the corporation. Any such new certificate shall be plainly marked "Duplicate" on its face.
                                   ARTICLE III
                              Stockholders' Meeting
         Section 1. The annual meeting of the stockholders shall be at the principal office of the corporation, unless otherwise decided by the Board of Directors of the corporation, on the 15th day of March, in each year, provided, however, that whenever such day shall fall upon a Sunday or legal holiday, the meeting shall be held on the next succeeding business day. At such meeting, the stockholders shall elect directors to serve until their successors shall be elected and qualified.
         Section 2. A special meeting of the stockholders, to be held at the same place as the annual meeting, may be called at any time by the President, by the Chairman of the Board of Directors, by a Vice President, or by a majority of the Board of Directors. It shall be the duty of the Directors, President or Vice President to call such a meeting whenever so requested by the stockholders holding ten (10) percent or more of the shares entitled to vote at the meeting.
         Section 3. Notice of the time and place of all annual and special meetings shall be mailed by or at the direction of the President, Chairman of the Board of Directors, Secretary, or the officer or persons calling the meeting to each stockholder not less than ten (10) days or more than fifty (50) days before the date thereof.
         Section 4. The Chairman of the Board of the Directors and the President, or in the case of the absence of one, a Vice President, shall preside at all such meetings.
         Section 5. On each matter submitted to a vote of the stockholders, each stockholder shall be entitled to cast one vote for each share of voting stock held in his name, which vote may be cast by him, either in person or by proxy. All proxies shall be in writing, and shall be filed with the Secretary and by him entered of record in the minutes of the meeting.
         Section 6. Each stockholder entitled to vote at an election of directors shall have the right to vote, in person or by proxy the number of shares owned by him, for as many persons as there are directors or managers to be elected or to cumulate his votes by giving to one candidate as many votes as shall equal the number of directors who are to be elected and for whose election he has a right to vote, multiplied by the number of shares owned by such holder, or to distribute them on the same principle among any number of candidates as he shall think fit.
         Section 7. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the stockholders; but the majority of shares represented at any meeting, though less than a quorum, may adjourn the meeting from time to time, without further notice.
                                   ARTICLE IV
                                    Directors
         Section 1. All corporate powers shall be exercised by or under the authority of, the business and affairs of the corporation shall be managed under the direction of the Board of Three (3) Directors. The number of Directors may be increased or decreased from time to time only by amendment of these By-Laws by the shareholders; provided, however, that the Board of Directors shall consist of one (1) or more members.
         Section 2. The directors shall be elected annually by the stockholders at the annual meeting and shall hold office for one (1) year and until their successors are duly elected and qualified, or until their earlier resignation, removal for office, death or incapacity.
         Section 3. The regular meetings of the Directors shall be held in the principal office of the corporation immediately after the adjournment of each annual stockholders' meeting.
         Section 4. Special meetings of the Board of Directors, to be held in the principal office of the corporation, may be called by the Chairman of the Board, the President, or if he is absent or is unable or refuses to act, by the Vice President. By unanimous consent of the directors, special meetings may be held without notice, at any time and place.
         Section 5. Notice of all regular and special meetings, except those specified in the second sentence of Section 4 or this Article, shall be mailed to each director by the Secretary at least four (4) days previous to the timed fixed for the meeting. All notices of special meetings shall state the purpose thereof.

         Section 6. A quorum for the transaction of business at any regular or special meeting of the Directors shall consist of a simple majority of the Board then holding office; but a majority to those present at any regular or special meeting shall have power to adjourn the meeting to a future time.
         Section 7. The directors shall elect the officers of the corporation and fix their salaries; such election to be held at the Directors' meeting following each annual stockholders' meeting. An officer may be removed at any time by a majority vote of the Board of Directors then holding office whenever in its judgment the best interests of the corporation will be served thereby.
         Section 8. Vacancies in the Board of Directors may be filled by the remaining Directors at any regular or special Directors' meeting. Any director chosen to fill a vacancy by the remaining Directors shall hold office only until the next stockholder's meeting at which directors of any class are elected and until a successor shall be elected and qualified.
         Section 9. At each annual stockholders' meeting, the Directors shall submit a statement of the business done during the preceding year, together with a report of the general financial condition of the corporation and of the condition of its tangible property.
         Section 10. The Board of Directors may authorize and, pursuant to such authorization, the funds of the corporation may be expended to provide for indemnification and/or insurance on behalf of the directors, officers and other persons pursuant to Section 33-13-180 of the South Carolina Code of Laws (1976) and as such statute may be amended from time to time.
                                    ARTICLE V
                                    Officers
         Section 1. The officers of this corporation shall consist of a Chairman of the Board of Directors, a President, one or more Vice Presidents, a Secretary and a Treasurer, who shall be elected by the Board of Directors for a term of one (1) year, and shall hold office until their successors are chosen and have qualified or until resignation or removal. Any two (2) or more officers of the corporation may be held by the same person who may act in more than one capacity where action by two or more officers is required.
         Section 2. The Chairman of the Board of Directors and President shall jointly preside at all Directors' and stockholders' meetings, shall have general supervision over the affairs of the corporation and over the other officers, shall sign all stock certificates and written contracts of the corporation and shall perform all such other duties as are incident to their respective offices. In case of the absence or disability of the Chairman of the Board of Directors or the President, his duties shall be performed by a Vice President.

         Section 3. The Secretary shall issue notices of all Directors' and stockholders' meetings, and shall attend and keep the Minutes of the same, shall have charge of all corporate books, records and papers, and shall be custodian to the corporate seal, all stock certificates and written contracts of the corporation, and shall perform all such other duties as are incident to his office.
         Section 4. The Treasurer shall have custody of all money and securities of the corporation. He shall keep regular books of account and shall submit them, together with all his vouchers, records and other papers, to the directors for their examination and approval as often as they may require, and shall perform all such other duties as are incidental to his office.
                                   ARTICLE VI
                              Dividends and Finance
         Section 1. The Board of Directors may declare and the corporation may pay dividends on its outstanding shares in cash, property or its own shares pursuant to law and subject to the provisions of its By-Laws and Articles of Incorporation.
         Section 2. The funds of the corporation shall be deposited in such bank or trust company as the directors shall designate, and shall be withdrawn only upon the check or order of any properly authorized officer, or officers, of said corporation.
         Section 3. The fiscal year of the corporation shall commence on the 1st day January, and end on the 31st day of December, each year.
                                   ARTICLE VII
                                   Amendments
         Section 1. Amendments to these By-Laws may be made by a vote of the stockholders representing a majority of all the stock issued and outstanding at any annual stockholders' meeting, or at any special stockholders' meeting, provided that the proposed action and amendment have been sent out in the notice of such meeting or otherwise as provided by law.
                                  ARTICLE VIII

                                      Seal
         Section 1. The corporate seal of the company, which consists of two concentric circles between which is the name of the company and in the center of which is inscribed "Seal", and such seal, as impressed on the margin hereof, is adopted as the Corporate Seal of the company.
                                   ARTICLE IX
                                    Procedure
         Section 1. The corporation shall conduct its meetings in accordance with the procedure as set forth in Robert's Rules of Order, except where the within By-Laws provide otherwise.
         The foregoing By-Laws are hereby accepted and adopted as the By-Laws of THE MONEY $TORE, INC.

                                                /s/ Melanie S. Osborne
                                               -----------------------------
                                               Melanie S. Osborne, Secretary

APPROVED:

/s/ Richard S. Dyer
----------------------
Richard S. Dyer, Sr.

/s/ Ronald I. Long
----------------------
Ronald I. Long

/s/ Melanie S. Osborne
----------------------
Melanie S. Osborne

         An Articles of Incorporation was prepared and signed by Dwight A. Holder and Larry C. Owen, corporators, and the same was read and approved by the Board of Directors of the parent corporation, Carolina Financial Corporation of Pickens, South Carolina for the purpose of completing the incorporation of said company.

                        --------------------------------

                                     BY-LAWS
                                    ARTICLE I
                        NAME, PLACE OF BUSINESS, AND SEAL

         Section 1. The name of the company shall be Premier Loan Company, Inc.
         Section 2. The principal place of business of the company shall be 111 Garvin Street, Pickens, South Carolina.
         Section 3. The Board of Directors shall consist of a maximum of eight (8) members and shall be appointed by the Board of Directors of the parent Carolina Financial Corporation of Pickens, South Carolina. The Directors shall hold office from the date of their appointment until the next annual meeting of the parent corporation or until their successors have been apponted by the Board of Directors of the parent corporation.
         Section 4. The regular meetings of the Board of Directors shall be held monthly at such time and place as the Directors may, by resolution, determine. No notice to the Directors of such regular meetings shall be required and it shall be the duty of each Director to attend such regular meeting without notice.
         Section 5. Special meetings of the Board of Directors may be called by the President or by a majority of the Directors upon five (5) days written notice or such meeting may be held at any time by unanimous consent of all of the Directors.

         Section 6. At any meeting of the Board of Directors a majority of the total number of Directors shall constitute a quorum for the transaction of business of the Company and a majority of the votes by such quorum shall be sufficient to pass upon any matter coming before such meeting.
         Section 7. The signing of the minutes shall show conclusively that said meeting was held, that the signing member was present and that the minutes correctly reflect the business transacted.
                                   ARTICLE II
                             POWERS OF THE DIRECTORS
         Section 1. The Board of Directors shall have management of the Business of the Company and in addition to the powers and authorities by these By-Laws expressly conferred upon them, may exercise all such powers and do all such acts and things as may be exercised or done by the company, but subject, nevertheless, to the provisions of guidelines defined by the parent corporation, local, state and federal statutes and laws, provided that no regulations, when so made, invalidate any prior act of the Directors which would have been valid if such regulations has not been made.
         Section 2. To purchase or otherwise acquire for the company any property, rights, privileges which the company is authorized to acquire at such prices and on such terms and conditions and for such consideration as they think fit.
         Section 3. At their disgression to pay for any property or rights acquired by the company, either wholly or partially, in money or stocks, bonds, debentures or other secutities of the company.
         Section 4. To appoint, and at their disgression remove, or suspend such managers, officers assistants, clerks, agents and servants, permanently or temporatily, as they may from time to time think fit, and to determine their duties and fix or change their salaries or emoluments and require security in such instances and in such amounts as they deem expedient.
         Section 5. To confer by resolution upon any officer of the Company the right to choose, remove or suspend such subordinate officers, agents, or factors.
         Section 6. To appoint any person or persons to accept and hold in trust for the company any property belinging to the company or in which it is interested or for any other purposes and to execute and do all such duties and things as may be required in relation to any such trust.

         Section 7. To create, make and issue deeds, mortgages, bonds, deeds of trust, contracts, trust agreements and negotiable or transferable instruments and securities, secured by mortgage or otherwise and to do every other act or thing necessary to effectuate same.
         Section 8. To determine who shall be authorized to sign on the Company's behalf deeds, mortgages, bills, notes, receipts, acceptances, endorsements, checks, releases, contracts and documents.
         Section 9. From time to time to provide for the management of the affairs of the Company at home or abroad in such manner as they think fit, and in particular, from time to time to delegate any of the powers of the Board of Directors to any committee, officer or agent and to appoint any person to be agents of the company with such powers (including the power to subdelegate) and upon such terms as may be deemed expedient.
         Section 10. In general to do any and all things authorized by the Board of Directors or the parent corporation, the charter of the company, the statutes and laws of South Carolina and the United States, for the purpose of carrying out the objectives for which the company organized.
                                   ARTICLE III
                               DUTIES OF OFFICERS
         Section 1. PRESIDENT - The President shall be the Chief Operating Officer of the Company. He shall preside at all the meetings of the Directors. He shall make periodical reports to the Board of Directors of the parent Company. He shall have general and active management of the business of the company; shall see that all orders and resolutions of the Board of Directors are carried out and shall, along with the Secretary of the company, execute all contracts and agreements authorized by the Board of Directors.
         He shall have general supervision and direction of all the other officers of the company and shall see that their duties are properly performed. He shall prepare and submit a report of the operation of the company for the fiscal year to the Board of Directors of the Company and the parent Company from time to time and for the annual meeting of the stockholders. He shall report to the Directors any and all matters within his knowledge which the interest of the company may require to be brought to their attention. He may, and upon request by a majority of the Board of Directors shall, call special meetings of the Board of Directors as provided by these By-Laws.

         He shall be ex-officio a member of all standing committees appointed by the Board of Directors of the Company or by the Board of Directors of the parent corporation. In addition he shall have such other duties as are usually imposed upon such officials or such corporations and such as are required by law and such as may be assigned to him from time to time by the Board of Directors.
         Section 2. EXECUTIVE VICE PRESIDENT - The Executive Vice President shall be responsible for all of the day to day management responsibilities of the Company. Also, in the vent of the absence or disability of the President as determined by resolution of the Board of Directors he shall be vested with all the powers and shall perform all of the duties of the President. In addition he shall have such other duties as are imposed upon such officials of such corporation and such as are required by law and such as may be assigned to him from time to time by the Board of Directors.
         Section 3. SECRETARY - The Secretary shall attend all meetings of the Board of Directors and act as Secretary thereof and record all votes and the minutes of all proceedings in a book to be kept for that purpose. It shall be the duty of the Secretary to give each Director of the company a notice of any special meeting of the Board of Directors as required by these By-Laws. In addition he shall have other duties as are usuallt imposed upon such officials of such company and such as are required by law and such as may be assigned to him from time to time by the Board of Directors.
         Section 4. TREASURER - The treasurer shall have custody of all money and securities of the company. He shall keep full and accurate accounts of all receipts and disbursements of the corporation in appropriate books belonging to the corporation and shall deposit all monies and valuable effects in the name of and to the credit of the company in such depository as shall be designated by the Board of Directors. He shall disburse the funds of the Company as may be authorized by the Board of Directors, taking proper vouchers for such disbursements and shall render to the President and Directors at the regular meetings of the Board or whenever they may require it, an account of all transactions as Treasurer and of the financial condition of the company.
         In addition to the above duties, he shall have such other duties as are usually imposed upon such officials of such company and such as are required by law and such as may be assigned to him from time to time by the Board of Directors.

         Section 5. If the offices of President, Executive Vice President, Secretary or Treasurer or other officer or agent of the Company becomes vacant for any reason, the Directors then in office may choose as successor or successors, who shall hold office for the unexpired term in respect of which such vacancy occurs.
         Section 6. Other officers including the Chairman of the Board of Directors, agents and members of the company may be appointed and their duties assigned and compensation fixed by the Board of Directors.
                                   ARTICLE IV
                                      STOCK
         Section 1. There shall be authorized 100,000 shares at $1.00 par Value Common Stock. Each share of stock shall be equal in all respects.
         Section 2. There shall be issued and outstanding 1,000 shares which shall be owned 100% by the parent corporation, Carolina Financial Corporation of Pickens.
         Section 3. The certificate of stock shall be signed by the President and Secretary and sealed with the seal of the company. It shall be approved in form by the Board of Directors, shall be in accordance with the law and shall be issued by the company to Carolina Financial Corporation of Pickens.
         Section 4. The parent corporation shall have a lien upon each share of stock for the initial capitalization funds required to get the company into operation.
                                    ARTICLE V
                                     NOTICE
         Section 1. Whenever under the provisions of the statutes or these By-Laws, written notice is required to be given to any Director, officer or stockholder, such notice may be given either by personal service thereof or by depositing the same in the United States Post Office or letter box in a postpaid, sealed envelope addressed to the Director, officer or stockholder at his or her last known address as shown by the books of the company and the time when such notice shall have been mailed shall be deemed to be time of the giving of such notice.

         Section 2. Whenever any written notice is required to be given to any Director, officer or stockholder the same may be waived in writing, signed by the Director, officer or stockholder which written waiver shall be deemed equivalent to written notice.
                                   ARTICLE VI
                      ALTERATIONS AND AMMENDMENTS OF BY-LAWS
         Section 1. These By-Laws may be altered or ammended by vote of a majority of the stockholders or the parent corporation or by the Board of Directors of the parent corporation at any annual meeting or any special meeting held for that purpose, provided that ten (10) days written notice of the time and place and the purpose of the said special meeting be given by mail as required by these By-Laws.

                                                     /s/ Thomas K. Brady
                                                     --------------------------
                                                     Thomas K. Brady, Secretary

DATED:  March 13, 1989

                                    BYLAWS OF
                     STERLING LENDING INSURANCE AGENCY, INC.
                                   ARTICLE I.
                                    OFFICERS
         Section 1. The officers of this Corporation shall be a President, Vice President, Secretary and Treasurer. The persons serving as officers may be elected to the Board of Directors. Two or more offices may be combined in one person.

         The duties of the several officers shall be as follows:

         President: The President shall be the chief executive officer of the Corporation; he shall preside at all the meetings of the stockholders and directors; he shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute bonds, mortgages, and other contracts; and shall have authority, as does the Treasurer, to sign all checks, drafts and notes on behalf of the Corporation. He shall have the general powers and duties of supervision and management usually vested in the office of the president of a Corporation.

         The President shall have the sole authority in the hiring and firing of employees other than officers, in the granting and accepting of leases, in the buying of all equipment and fixtures of the Corporation, and generally in all matters having to do with the normal day-to-day operation of the business as set forth in the articles of incorporation, reserving to the other Officers and to the Board of Directors those powers delegated to them by law and those reserved to them herein.

         Vice President: In the event of absence or incapacity of the President as outlined above, the Vice President shall assume the duties of the President. In the absence of the Secretary or Treasurer, the duties of such officer shall devolve upon the Vice President in his capacity as Assistant Secretary or Assistant Treasurer.

         Secretary: The Secretary shall give notice of all meetings of the Corporation, of the Board of Directors and of committees. The Secretary shall attend all meetings of the shareholders, and record all votes and the minutes of all proceedings in a book kept for that purpose; and shall perform like duties for the standing committees when required. He shall keep in safe custody any seals of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature. He shall perform such other duties as may be prescribed by the Board of Directors under whose supervision he shall be.

         Treasurer. The Treasurer shall have charge of all funds of the Corporation and of their disbursement under the direction of the Board of Directors. He shall keep a record of all monies received and paid out, and make a report of the same to the Board of Directors at each regular monthly meeting thereof and whenever requested to do so. He shall also have the authority, as does the President, to sign all checks, drafts and notes on behalf of the Corporation.

         Section 1. The compensation of all offices shall be fixed by the Board of Directors.

         Section 2. The Board may appoints such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Borad. The Board need not appoint a Vice President or a Treasurer; if either or both are not appointed, those functions shall be discharged by the Secretary.

         Section 3. The officers of the Corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors maybe removed at any time with or without cause by the affirmative vote or approval in writing of a majority of the whole Board of Directors. If the office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the affirmative vote or approval in writing of a majority of the Board of Directors.

         Section 4. In the case of the absence of any officer of the Corporation other than the President, or for any reason that the Board may deem sufficient as to any officer other than the President, the Board may delegate, for the time being, the power or duties, or any of them, of such officer to any other officer, or to any director, provided a majority of the entire Board concurs therein.

                                   ARTICLE II.

                               BOARD OF DIRECTORS

         Section 1. The number of Directors shall be determined from time to time by the shareholders electing persons to fill those offices, but the number of Directors shall not be less than, nor more than, the maximum and minimum determined as follows: There shall never be fewer directors than the Corporation has shareholders. However, if there are 3 or more shareholders, the Corporation need not have more than 3 directors. The Corporation shall never have more than 5 directors unless these Bylaws are amended.

         Section 2. The Board of Directors shall be charged with management of all the affairs of the Corporation, subject to the provisions of its articles of incorporation, bylaws and shareholders' agreements. To the extent not prohibited by LSA-R.S. 12:121, the Board of Directors shall have sole authority in the buying, selling and mortgaging of real estate and the sale of all or a substantial part of all of the assets of the Corporation.

         Section 3. For the purpose of transacting the business of this Corporation during the intervals between the meetings of the Board of Directors, the officers of the Corporation shall constitute the Executive Committee, with full authority to act.

         Section 4. Regular meetings of the Board of Directors shall be held at such time and place as the directors shall determine. Special meetings of the Board may be called by the President or Vice President on two days' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the President or Secretary in like manner pursuant to receiving a written request for such from at least two directors. Immediately following the adjournment of the annual meeting of the stockholders of the Corporation, the newly-elected directors shall hold a meeting for the purpose of organization and the transaction of any other business.

         Any action of the Board may be had between its regular meetings upon the consent or approval in writing of a majority of the whole Board.

         Section 5. A majority of the directors shall constitute a quorum of the Board.

         Section 6. The directors hall serve for a term of one year, or until the next annual meeting of the shareholders, or until their successors shall have been duly elected and qualified.

         Section 7. The Corporation shall indemnify and hold harmless each director and officer now and hereafter serving the Corporation from and against any and all claims and liabilities to which he may be or become subject by reason of his now or hereafter being or having heretofore been a director or officer of the Corporation and/or by reason of his alleged acts of omissions as such director or officer, whether or not he continues to be such officer or director at the time when any such claim or liability is asserted, and shall reimburse each such director and officer for all legal and other expenses reasonably incurred by him in connection with defending any and all such claims or liabilities, including amounts paid or agreed to be paid in connection with reasonable settlements made before final adjudication with the approval of the Board of Directors, whether or not he continues to be such director or officer at the time such expenses are incurred; provided however, that no director or officer shall be indemnified against any claim or liability arising out of his own gross negligence or willful misconduct or shall be indemnified against or reimbursed for any expenses incurred in defending any or all such claims or liability or in settling the same unless in the judgment of the directors or the shareholders of the Corporation the director or officer should be reimbursed. The foregoing right of indemnification shall not be exclusive of other rights to which any director or officer may be entitled as a matter of law.

                                  ARTICLE III.

                             STOCKHOLDERS' MEETINGS

         Section 1. All meetings of the shareholders shall be held at the registered office of the Corporation, or at such other place as may be specified in the notice of the meeting.

         Section 2. The general annual meeting of shareholders for the election of directors and the transaction of other business shall take place on the second Tuesday in January in each year, or the first business day thereafter when such day is a legal holiday, beginning with the year following incorporation.

         Section 3. Special meetings of the stockholders of the Corporation may be called at any time by the President, or on the request in writing to the President, of a majority of the Board of Directors.

         Section 4. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, shall be called by the President or Secretary at the request in writing of stockholders owning twenty (20%) percent of the total voting power. Such request shall state the purpose or purposes of the proposed meeting.

         Section 5. At any meeting of the stockholders every stockholder having the right to vote shall be entitled to vote in person, or by proxy as authorized the provision of the Louisiana Business Corporation Law. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Corporation, as of five (5) days prior to such meeting.

         Section 6. Written notice of the annual meeting or any special meeting of the stockholders shall be mailed, postage prepaid, at least five (5) days before such meeting, to each stockholder entitled to vote at such address as appears on the stock book of the Corporation. The notice for any special meeting shall state the purpose of the meeting. All meetings of the stockholders of the Corporation may, however, be called without notice, by a written notice, by a written waiver of the right to such notice by every person entitled thereto.

         Section 7. Business transacted at any special meetings shall be confined to the objects stated in the call.

         Section 8. At all meetings of stockholders, the order of business shall be, as far as applicable and practicable, as follows:

                (1)   Organization;

                (2) Proof of notice of meeting or of waivers thereof (the certificate of the Secretary of the corporation, or the affidavit of any other person who mailed the notice or caused the same to be mailed, being proof of service of notice by mail);

                (3) Submission by Secretary or by inspectors, if any shall have been elected or appointed, of a list of stockholders entitled to vote, present in person or by proxy;

                (4) If an annual meeting, or a meeting called for that purpose, reading of unapproved minutes of preceding meetings, and action thereon;

                (5)   Reports;

                (6) If at a meeting called for that purpose, the election of directors;

                (7)   Unfinished business;

                (8)   New business; and

                (9) Adjournment.

                                   ARTICLE IV.

                              CERTIFICATES OF STOCK

         The certificates of stock of the Corporation shall be numbered and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or Vice President and the Secretary or Secretary-Treasurer.

                                   ARTICLE V.

                             REGISTERED STOCKHOLDER

         The Corporation shall be entitled to treat the holder of the record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Louisiana.

                                   ARTICLE VI.

                               LOSS OF CERTIFICATE

         Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact, and the Board of Directors may, in its discretion require the owner of the lost or destroyed certificate or his legal representative, to give the Corporation a bond, in such sum as the Board of Directors of the Corporation may require, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate; a new certificate of the same tenor and for the same number of shares as the one alleged to be lost or destroyed may be issued without requiring any bond when, in the judgment of the directors, it is proper to do so.

                                  ARTICLE VII.

                                     CHECKS

         All checks, drafts and notes of the Corporation shall be signed by the President or the Treasurer, or by officers or other persons as the Board of Directors may from time to time delegate.

                                  ARTICLE VIII.

                                    DIVIDENDS

         Dividends upon the capital stock of the Corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the Board of Directors at any regular or special meetings pursuant to law.

                                   ARTICLE IX.

                                   AMENDMENTS

         These bylaws may be altered or amended or repealed by the affirmative vote of a majority of the stock issued and outstanding and entitled to vote at any regular or special meeting of the stockholders called for that purpose, or by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board called for that purpose, or by the written consent of a majority of either the shareholders or of the Board; provided, however, that no change of the time or place for the election of directors shall be made sixty (60) days preceding the day on which such election is to be held, and that in case of any change of such time or place notice thereof shall be given to each stockholder in person or by letter mailed to his last known post office address, at least twenty (20) days before the election is held.

                              C E R T I F I C A T E

         I certify that the foregoing Bylaws were unanimously adopted by the Board of Directors of the Corporation on the 5th day of July, 1996.

                                /s/ W. Roger Clark, Sr.
                                ------------------------------------------
                               W. Roger Clark, Sr., SECRETARY - TREASURER


ATTEST:

/s/ Patric J. Darvie
---------------------------
Patric J. Darvie, PRESIDENT

                                TABLE OF CONTENTS

                                    BYLAWS OF


                         CAROLINA BUSINESS CAPITAL, INC.

Article I.        Offices


ss.1.1              Business Office                                                                      1
ss.1.2              Registered Office                                                                    1

Article II.       Shareholders

ss.2.1              Annual Meeting                                                                       1
ss.2.2              Special Meetings                                                                     2
ss.2.3              Place of Meeting                                                                     2
ss.2.4              Notice of Meeting                                                                    2
                  (a)  Required Notice                                                                   2
                  (b)  Adjourned Meeting                                                                 2
                  (c)  Waiver of Notice                                                                  3
                  (d)  Contents of Notice                                                                3
ss.2.5              Fixing of Record Date                                                                4
ss.2.6              Shareholder List                                                                     5
ss.2.7              Quorum and Voting Requirements                                                       5
ss.2.8              Increasing Either Quorum or Voting Requirements                                      5
ss.2.9              Proxies                                                                              6
ss.2.10             Voting of Shares                                                                     6
ss.2.11             Corporation's Acceptance of Votes                                                    7
ss.2.12             Informal Action by Shareholders                                                      8
ss.2.13             Voting for Directors                                                                 8
                  (a)  General provision                                                                 8
                  (b)  Notice of Cumulative Voting                                                       8
                  (c)  Recess                                                                            9
                  (d)  Plurality Requirement                                                             9
ss.2.14             Shareholder's Rights to Inspect Corporate Records                                    9
                  (a)  Minutes and Accounting Records                                                    9
                  (b)  Absolute Inspection Rights of Records Required at Principal Office                9
                  (c)  Conditional Inspection Rights                                                    10
                  (d)  Copy Costs                                                                       11
ss.2.15             Financial Statements Shall be Furnished to the Shareholders                         11
ss.2.16             Dissenter's Rights                                                                  12




Article III.      Board of Directors

ss.3.1              General Powers                                                                      12
ss.3.2              Number, Tenure and Qualification of Directors                                       12
ss.3.3              Regular Meetings                                                                    12
ss.3.4              Special Meetings                                                                    12
ss.3.5              Notice of Special Meeting                                                           13
ss.3.6              Director Quorum                                                                     13
ss.3.7              Manner of Acting                                                                    13
                  (a)  Required Vote                                                                    13
                  (b)  Telephone Meeting                                                                14
                  (c)  Failure to Object to Action                                                      14
ss.3.8              Establishing a "Supermajority" Quorum or Voting Requirement                         14
ss.3.9              Action Without a Meeting                                                            15
ss.3.10            Removal of a Director                                                                15
ss.3.11             Vacancies                                                                           15
ss.3.12             Compensation                                                                        16
ss.3.13             Committees                                                                          16
                  (a)  Creation of Committees                                                           16
                  (b)  Selection of Members                                                             16
                  (c)  Required Procedures                                                              17
                  (d)  Authority                                                                        17


Article IV.       Officers

ss.4.1              Number                                                                              17
ss.4.2              Appointment and Term of Office                                                      18
ss.4.3              Removal                                                                             18
ss.4.4              President                                                                           18
ss.4.5              The Vice-Presidents                                                                 18
ss.4.6              The Secretary                                                                       19
ss.4.7              The Treasurer                                                                       19
ss.4.8              Assistant Secretaries and Assistant Treasurers                                      20
ss.4.9              Salaries                                                                            20

Article V.        Indemnification of Directors, Officers, Officers, Agents, and Employees

ss.5.1              Indemnification of Directors                                                        20
ss.5.2              Advance Expenses for Directors                                                      20
ss.5.3              Indemnification of Officers, Agents, and Employees Who Are Not Directors            20


                   BY-LAWS OF CAROLINA BUSINESS CAPITAL, INC.


                                ARTICLE I. OFFICES

ss.1.1          Business Office.

The original principal office of the corporation shall be within the State of South Carolina and shall be located in Greenville, County of Greenville. The board of directors may change the location of the principal office. The corporation shall maintain at its principal office a copy of certain records, as specified in ss.2.14 of Article II. The corporation may have such other offices, either within or without the State of South Carolina, as the board of directors may designate or as the business of the corporation may require.

ss.1.2          Registered Office.

The registered office of the corporation, required by ss.33-5-101, of the South Carolina Business Corporation Act of 1988 (hereinafter "the Act") may be, but need not be, identical with the principal office in the State of South Carolina, and the address of the registered office may be changed from time to time.


                            ARTICLE II. SHAREHOLDERS

ss.2.1          Annual Meeting.

The annual meeting of the shareholders shall be held on such date as may be designated by the board of directors, provided such date is no later than six months following the corporation's fiscal year end for the purpose of electing directors and for the transaction of such other business as may come before the meeting.

If the election of directors shall no be held on the day designated herein for any annual meeting of the shareholders, or at any subsequent continuation after adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient

ss.2.2          Special Meetings.

Special meetings of the shareholders, for any purpose or purposes, described in the meeting notice, may be called by the president, or by the board of directors, and shall be called by the president at the request of the holders of not less than one-tenth of all outstanding votes of the corporation entitled to be cast on any issue at the meeting.

ss.2.3          Place of Meeting

The board of directors may designate any place as the place of meeting for any annual or special meeting of the shareholders, which may be either within or without the State of South Carolina. If no designation is made, the place of meeting shall be the principal office of the corporation in the State of South Carolina.

ss.2.4          Notice of Meeting.

     (a)       Required Notice.

              Written notice stating the place, day and hour of any annual or special shareholder meeting shall be delivered not less than ten nor more than sixty days before the date of the meeting, either personally or by mail, by or at the direction of the president, the board of directors or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting and to any other shareholder entitled by the Act or the articles of incorporation to receive notice of the meeting. Notice shall be deemed to be effective at the earlier of: (1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid, (2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee, (3) when received, or (4) 5 days after deposit in the United State mail, if mailed postpaid and correctly addressed to an address other than that shown in the corporation's current record of shareholders.

(b)            Adjourned Meeting.

              If any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time or place, if the new date, time and place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is, or must be, fixed (see ss.2.5 of this Article II) then notice must be given pursuant to the requirements of paragraph (a) of this ss.2.4, to those persons who are shareholders as of the new record date.

(c)           Waiver of Notice.

              The shareholder may waive notice of the meeting (or any notice required by the Act, articles of incorporation, or bylaws), by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records.

              A shareholder's attendance at a meeting:

              (1) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting;

              (2) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

(d)           Contents of Notice.

              The notice of each special shareholder meeting shall include a description of the purpose or purposes for which the meeting is called. Except as provided in this ss.2.4(d), or as provided in the corporation's articles, or otherwise in the Act, the notice of an annual shareholder meeting need not include a description of the purpose or purposes for which the meeting is called.

              If a purpose of any shareholder meeting is to consider either: (1) a proposed amendment to the articles of incorporation (including any restated articles requiring shareholder approval); (2) a plan of merger or share exchange; (3) the sale, lease, exchange or other disposition of all or substantially all of the corporation's property; (4) the adoption, amendment or repeal of a bylaw; (5) dissolution of the corporation; or, (6) removal of a director, the notice must so state and be accompanied by respectively a copy or summary of the: (1) articles of amendment; (2) plan of merger or share exchange; (3) transaction for disposition of all the corporation's property; or (4) bylaw proposal. If the proposed corporation action creates dissenter's rights, the notice must state that shareholders are, or may be entitled to assert dissenter's rights, and must be accompanied by a copy of Chapter 13 of the Act. If the corporation issues, or authorizes the issuance of shares for promissory notes or for promises to render services in the future, the corporation shall report in writing to all the shareholders the number of shares authorized or issued, and the consideration received with or before the notice of the next shareholder meeting. Likewise, if the corporation indemnifies or advances expenses to a director (pursuant to ss.33-16-210 of the Act) this shall be reported to all the shareholders with or before notice of the next shareholder's meeting.

ss.2.5          Fixing of Record Date.

For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution or dividend, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix in advance a date as the record date. Such record date shall not be more than seventy days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is so fixed by the board for the determination of shareholders entitled to notice of, or to vote at a meeting of shareholders, or shareholders entitled to receive a share dividend or distribution, the record date for determination of such shareholders shall be at the close of business on:

(a) With respect to an annual shareholder meeting or any special shareholder meeting called by the board or any person specifically authorized by the board or these bylaws to call a meeting, the day before the first notice is delivered to shareholders;

(b) With respect to a special shareholder's meeting demanded by the shareholders, the date the first shareholder signs the demand;

(c) With respect to the payment of a share dividend, the date the board authorizes the share dividend;

(d) With respect to actions taken in writing without a meeting, the date the first shareholder signs a consent;

(e) And with respect to a distribution to shareholders, (other than one involving purchase or reacquisition of shares), the date the board authorizes the distribution. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

ss.2.6          Shareholder List.

The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete record of the shareholders entitled to vote at each meeting of shareholders thereof, arranged in alphabetical order, with the address of and the number of shares held by each. The list must be arranged by voting group, if such exits, and within each voting group by class or series of shares. The shareholder's list must be available for inspection by any shareholder, beginning on the date on which notice of the meeting is given for which the list was prepared and continuing through the meeting. The list shall be available at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder, his agent or attorney is entitled on written demand to inspect, and subject to the requirements of ss.2.14 of this Article II, to copy the list at his expense during regular business hours, and during the period it is available for inspection. The corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time.

ss.2.7          Quorum and Voting Requirements.

If the articles of incorporation or the Act provides for voting by a single voting group on a mattr, action on that matter is taken when voted upon by that voting group.

Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation, a bylaw adopted pursuant to ss.2.8 of this Article II, or the Act provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

If the articles of incorporation or the Act provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes. If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation, a bylaw adopted pursuant to ss.2.8 of this
Article II, or the Act require a greater number of affirmative votes.

ss.2.8          Increasing Either Quorum or Voting Requirements.

For purposes of this ss.2.8 a "supermajority" quorum is a requirement that more than a majority of the votes of the voting group be present to constitute a quorum; and a "supermajority" voting requirement is any requirement that requires the vote of more than a majority of the affirmative votes of a voting group at a meeting.

The shareholders, but only if specifically authorized to do so by the articles of incorporation, may adopt, amend or delete a bylaw which fixes a "supermajority" quorum or "supermajority" voting requirement.

The adoption or amendment of a bylaw that adds, changes, or deletes a "supermajority" quorum or voting requirement for shareholders must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

A bylaw that fixes a supermajority quorum or voting requirement for shareholders may not be adopted, amended, or repealed by the board of directors.

ss.2.9          Proxies.

At all meeting of shareholders, a shareholder may vote in person, or vote by proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact. Such proxy shall be dated and filed with the secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. Unless a time of expiration is otherwise specified, a proxy is valid for eleven months. A proxy is revocable unless executed in compliance with ss.33-7-220(d) of the Act, or any succeeding statute of like tenor and effect.

ss.2.10         Voting of Shares.

Unless otherwise provided in the articles, and subject to the cumulative voting provisions of ss.2.13 of this Article II, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

Absent special circumstances, outstanding shares of the corporation are not entitled to vote if they are owned directly or indirectly by another corporation in which this corporation owns a majority of the shares entitled to vote for the election of directors of the other corporation; provided, however, this provision shall not limit the power of this corporation to vote its own shares held by it in a fiduciary capacity.

Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

ss.2.11         Corporation's Acceptance of Votes.

(a) If the name signed on a vote, consent, waiver, or proxy appointment corresponds to the name of a shareholder, the corporation if acting in good faith is entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholders.

(b) If the name signed on a vote, consent, waiver, or proxy appointment does not correspond to the name of its shareholder, the corporation if acting in good faith is nevertheless entitled to accept the vote, consent, waiver, or proxy appointment and give it effect as the act of the shareholder if:

              (1) the shareholder is an entity as defined in the Act and the name signed purports to be that of an officer or agent of the entity;

              (2) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

              (3) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, or proxy appointment;

              (4) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, or proxy appointment;

              (5) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all the co-owners.

(c) The corporation is entitled to reject a vote, consent, waiver, or proxy appointment if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

(d) The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, or proxy appointment in good faith and in accordance with the standards of this section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

(e) Corporate action based on the acceptance or rejection of a vote, consent, waiver, or proxy appointment under this section is valid unless a court of competent jurisdiction determines otherwise.

ss.2.12         Informal Action by Shareholders.

Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or more consents in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject mater thereof and are delivered to the corporation for inclusion in the minute book. If the act to be taken requires that notice by given to non-voting shareholders, the corporation shall give the non-voting shareholders written notice of the proposed action at least 10 days before the action is taken, which notice shall contain or be accompanied by the same material that would have been required if a formal meeting had been called to consider the action. A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

ss.2.13         Voting for Directors.

(a)           General Provision.

              Unless otherwise provided in the articles, at each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of votes he is entitled to cast for as many persons as there are directors to be elected and for whose election he has a right to vote, and, if notice of cumulative voting has been given either as provided in subsection (b) (1) or (b) (2), to cumulate his votes.

(b)           Notice of Cumulative Voting.

              Notice of cumulative voting shall be given either by:

               (1) the meeting notice or proxy statement accompanying the notice, which states conspicuously that cumulative voting is authorized; or

               (2) a shareholder who has the right to cumulate his votes shall either (a) give written notice of his intention to the president or other officer of the corporation not less than forty-eight hours before the time fixed for the meeting, which notice must be announced in the meeting before the voting, or (b) announce his intention in the meeting before the voting for directors commences; and all shareholders entitled to vote at the meeting shall without further notice be entitled to cumulate their votes.

(c)           Recess.

              If cumulative voting is to be used, the person presiding may, or if requested by any shareholder shall, recess the meeting for a reasonable time to allow deliberation by shareholders, not to exceed two hours.

(d)            Plurality Requirement.

               Unless otherwise provided in the articles of incorporation , directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

ss.2.14          Shareholder's Rights to Inspect Corporate Records.

(a)            Minutes and Accounting Records.

               The corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, and a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation. The corporation shall maintain appropriate accounting records.

(b)            Absolute Inspection Rights of Records Required at Principal
               Office.

               If he gives the corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, a shareholder (or his agent or attorney) has the right to inspect and copy, during regular business hours any of the following records, all of which the corporation is required to keep at its principal office:

              (1) its articles or restated articles of incorporation and all amendments to them currently in effect;

              (2) its bylaws or restated bylaws and all amendments to them currently in effect;

              (3) resolutions adopted by its board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

              (4) the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past 10 years;

              (5) all written communications to shareholders generally within the past three years, including the financial statement furnished for the past three years to the shareholders;

              (6) a list of the names and business addresses of its current directors and officers;

              (7) its most recent annual report delivered to the South Carolina Tax Commission; and

              (8) if the shareholder owns at least one percent of any class of shares, he may inspect and copy its federal and state income tax returns for the last ten years.

(c)           Conditional Inspection Right.

              In addition, if he gives the corporation a written demand made in good faith and for a proper purpose at least five business days before the date on which he wishes to inspect and copy, he describes with reasonable particularity his purpose and the records he desires to inspect, and the records are directly connected with his purpose, a shareholder of a corporation (or his agent or attorney) is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

              (1) excerpts from minutes or any meeting of the board of directors, records of any action of a committee of the board of directors on behalf of the corporation, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board of directors without a meeting, to the extent not subject to inspection under paragraph (a) of this ss.2.14.

              (2)     accounting records of the corporation; and

              (3) the record of shareholders (compiled no earlier than the date of the shareholder's demand).

(d)           Copy Costs.

              The right to copy records includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

ss.2.15         Financial Statements Shall be Furnished to the Shareholders.

(a) The corporation shall furnish its shareholder annual financial statements, which may be consolidated or combined statements of the corporation and one or more of its subsidiaries, as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of changes in shareholders' equity for the year unless that information appears elsewhere in the financial statements. If financial statements are prepared for the corporation on the basis of generally accepted accounting principles, the annual financial statements for the shareholders also must be prepared on that basis.

(b) If the annual financial statements are reported upon by a public accountant, his report must accompany them. If not, the statements must be accompanied by a statement of the president or the person responsible for the corporation's accounting records:

              (1) stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and, if not, describing the basis of preparation; and

              (2) describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year.

(c) A corporation shall mail the annual financial statements to each shareholder within 120 days after the close of each fiscal year. Thereafter, on written request from a shareholder who was not mailed the statements, the corporation shall mail him the latest financial statements.

ss.2.16         Dissenter's Rights

Each shareholder shall have the right to dissent from, and obtain payment for his shares when so authorized by the Act, articles of incorporation, these bylaws, or in a resolution of the board of directors.


                         ARTICLE III. BOARD OF DIRECTORS

ss.3.1          General Powers.

Unless the articles of incorporation have dispensed with or limited the authority of the board of directors by describing who will perform some or all of the duties of a board of directors, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of the board of directors.

ss.3.2          Number, Tenure and Qualifications of Directors.

Unless otherwise provided in the articles of incorporation, the number of directors of the corporation shall be the number designated by the directors at their initial or organizational meeting. Thereafter, the number of directors may be increased or decreased by action of the board and shareholders at any annual meeting of shareholders. Each director shall hold office until the next annual meeting of shareholders or until removed. However, if his term expires, he shall continue to serve until his successor shall have been elected and qualified or until there is a decrease in the number of directors. Directors need not be residents of the State of South Carolina or shareholders of the corporation unless so required by the articles of incorporation.

ss.3.3          Regular Meetings.

Unless otherwise provided in the articles, a regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution. (If so permitted by ss.3.7, any such regular meeting may be held by telephone.)

ss.3.4          Special Meetings.

Unless otherwise provided in the articles, special meetings of the board of directors may be called by or at the request of the chairman of the board, the president or a majority of the board of directors. The person authorized to call special meetings of the board of directors may fix any place, only within the County of South Carolina where this corporation has its principal office as the place for holding any special meeting of the board of directors, or if permitted by ss.3.7, such meeting may be held by telephone.

ss.3.5          Notice of Special Meeting.

Unless the articles of incorporation provide for a longer or shorter period, notice of any special meeting shall be given at least two days previously thereto either orally or in writing. If mailed, such notice shall be deemed to be effective at the earlier of: (1) when received; (2) 5 days after deposited in the United States mail, addressed to the director's business office, with postage thereon prepaid; or (3) the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the director. Any director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing, signed by the director entitled to the notice, and filed with the minutes or corporate records. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting.

ss.3.6          Director Quorum.

A majority of the number of directors in office immediately before the meeting begins shall constitute a quorum for the transaction of business at any meeting of the board of directors, unless the articles require a greater number. Any amendment to this quorum requirement is subject to the provisions of ss.3.8 of this Article III.

ss.3.7          Manner of Acting.

(a)           Required Vote

              The act of the majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the board of directors unless the articles of incorporation require a greater percentage. Any amendment which changes the number of directors needed to take action, is subject to the provisions of ss.3.8 of this Article III

(b)           Telephone Meeting

              Unless the articles of incorporation provide otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

(c)           Failure to Object to Action

              A director who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless: (1) he objects at the beginning of the meeting (or promptly upon his arrival) to holding it or transacting business at the meeting; or
              (2) his dissent or abstention from the action taken is entered in the minutes of the meeting; or (3) he delivers written notice of his dissent or abstention to the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

ss.3.8          Establishing a"Supermajority" Quorum or Voting Requirement.

For purposes of this ss.3.8, a "supermajority" quorum is a requirement that more than a majority of the directors in office constitute a quorum; and a "supermajority" voting requirement is any requirement that requires the vote of more than a majority of those directors present at a meeting at which a quorum is present to be the act of the directors.

A bylaw that fixes a supermajority quorum or supermajority voting requirement may be amended or repealed:

(1) if originally adopted by the shareholders, only by the shareholders (unless otherwise provided by the shareholders);

(2) if originally adopted by the board of directors, either by the shareholders or by the board of directors.

A bylaw adopted or amended by the shareholders that fixes a supermajority quorum or supermajority voting requirement for the board of directors may provide that it may be amended or repealed only by a specified vote of either the shareholders or the board of directors.

Subject to the provisions of the preceding paragraph, action by the board of directors to adopt, amend, or repeal a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

ss.3.9          Action Without a Meeting.

Unless the articles of incorporation provide otherwise, action required or permitted by the Act to be taken at a board of directors' meeting may be taken without a meeting if the action is assented to by all members of the board.

The action may be evidenced by one or more written consents describing the action taken, signed by each director, and included in the minutes or filed with the corporate records reflecting the action taken. Action evidenced by written consents under this section is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

ss.3.10         Removal of a Director.

The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause unless the articles provide that directors may only be removed with cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal. If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

ss.3.11         Vacancies.

Unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, the shareholders may fill the vacancy. During such time that the shareholders fail or are unable to fill such vacancies then and until the shareholders act:

(a)           the board of directors may fill the vacancy; or

(b) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders.

A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs by the new director may not take office until the vacancy occurs.

The term of a director elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected. However, if his term expires, he shall continue to serve until his successor is elected and qualifies or until there is a decrease in the number of directors.

ss.3.12         Compensation.

Unless otherwise provided in the articles, by resolution of the board of directors, each director may be paid his expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any capacity and receiving compensation therefor.

ss.3.13        Committees.

(a)           Creation of Committees.

              Unless the articles of incorporation provide otherwise, the board of directors may create one or more committees and appoint members of the board of directors to serve on them or the president, if so delegated by the board, may appoint members to serve on committees created by the board. Each committee must have two or more members, who serve at the pleasure of the board of directors.

(b)           Selection of Members.

              The creation of a committee and appointment of members to it must be approved by the greater of (1) a majority of all the directors in office when the action is taken or (2) the number of directors required by the articles of incorporation to take such action, (or, if not specified in the articles, the number required by, ss.3.7 of this Article III to take action).

(c)           Required Procedures.

              ss.ss. 3.4, 3.5, 3.6, 3.7, 3.8 and 3.9 of this Article III, which govern meetings, action without meetings, notice and waiver of notice, quorum and voting requirements of the board of directors, apply to committees and their members.

(d)           Authority.

              Unless limited by the articles of incorporation, each committee may exercise those aspects of the authority of the board of directors which the board of directors confers upon such committee in the resolution creating the committee. Provided, however, a committee may not:

              (1)     authorize distributions;

              (2) approve or propose to shareholders action that the Act requires be approved by shareholders;

              (3) fill vacancies on the board of directors or on any of its committees;

              (4) amend the articles of incorporation pursuant to the authority of directors;

              (5)     adopt, amend, or repeal bylaws;

              (6) approve a plan of merger not requiring shareholder approval;

              (7) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the board of directors; or

              (8) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the board of directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the board of directors.


                              ARTICLE IV. OFFICERS

ss.4.1          Number.

The officers of corporation shall be a president, a secretary, and a treasurer, each of whom shall be appointed by the board of directors. Such other officers and assistant officers as may be deemed necessary, including any vice-presidents, may be appointed by the board of directors. If specifically authorized by the board of directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the corporation.

ss.4.2          Appointment and Term of Office.

The officers of the corporation shall be appointed by the board of directors for a term as determined by the board of directors. (The designation of a specified term grants to the officer no contract rights, and the board can remove the officer at any time prior to the termination of such term.) If no term is specified, they shall hold office until they resign, die, or until they are removed in the manner provided in ss.4.3 of this Article IV.

ss.4.3          Removal.

Unless appointed by the shareholders, any officer or agent may be removed by the board of directors at any time, with or without cause. Any officer or agent appointed by the shareholders may be removed by the shareholders with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

ss.4.4          President.

The president shall be the principal executive officer of the corporation and, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and of the board of directors, unless a Chairman of the board of directors shall have been designated by the board. He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to the executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

ss.4.5          The Vice Presidents.

If appointed, in the absence of the president or in the event of his death, inability or refusal to act, the vice-president (or in the event there be more than one vice-president, the vice-presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. (If there is no vice-president, then the treasurer shall perform such duties of the president.) Any vice-president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation the issuance of which have been authorized by resolution of the board of directors; and shall perform such other duties as from time to time may be assigned to him by the president or by the board of directors.

ss.4.6          The Secretary.

The secretary shall; (a) keep the minutes of the proceedings of the shareholders and of the board of directors in one or more books provided for that purpose;
(b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of any seal of the corporation and if there is a seal of the corporation, see that it is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) when requested or required, authenticate any records of the corporation; (e) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (f) sign with the president, or a vice-president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (g) have general charge of the stock transfer books of the corporation; and (h) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors.

ss.4.7          The Treasurer.

The treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected by the board of directors; and (c) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.

ss.4.8          Assistant Secretaries and Assistant Treasurers.

The assistant secretaries, when authorized by the board of directors, may sign with the president or a vice-president certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the board of directors. The assistant treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or the treasurer, respectively, or by the president or the board of directors.

ss.4.9          Salaries.

The salaries of the officers shall be fixed from time to time by the board of directors.


                           ARTICLE V. INDEMNIFICATION
                             OF DIRECTORS, OFFICERS,
                              AGENTS, AND EMPLOYEES

ss.5.1          Indemnification of Directors.

The Corporation shall indemnify any individual made a party to a proceeding because he is or was a director of the Corporation against liability incurred in the proceeding to the fullest extent permitted by law.

ss.5.2          Advance Expenses for Directors.

The Corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding to the fullest extent permitted by law.

ss.5.3          Indemnification of Officers, Agents, and Employees Who Are Not
 Directors.

The board of directors may indemnify and advance expenses to any officer, employee, or agent of the corporation, who is not a director of the corporation, to any extent, consistent with public policy, as determined by the general or specific action of the board of directors.

                          ARTICLE VI. CERTIFICATES FOR
                            SHARES AND THEIR TRANSFER

SS. 6.1  CERTIFICATES FOR SHARES.

(a)      Content

         Certificates representing shares of the corporation shall at minimum, state on their face the name of the issuing corporation and that it is formed under the laws of South Carolina; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the board of directors. Such certificates shall be signed (either manually or by facsimile) by the president or a vice-president and by the secretary or an assistant secretary and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

(b)      Legend as to Class or Series.

         If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences, and limitations applicable to each class and the variation in rights, preferences, and limitation determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

(c)      Shareholder List.

         The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

(d)      Transferring Shares.

         All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

SS. 6.2  REGISTRATION OF TRANSFER OF SHARES.

Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Subject to the provisions of ss. 33-7-300(d) of the Acts (relating to shares held in a voting trust), and unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

SS. 6.3  RESTRICTIONS ON TRANSFER OF SHARES PERMITTED.

The board of directors (or shareholders) may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction.

A restriction on the transfer or registration of transfer of shares may be authorized:

(a) to maintain the corporation's status when it is dependent on the number or identity of its shareholders;

(b)      to preserve exemptions under federal or state securities law;

(c)      for any other reasonable purpose.

A restriction on the transfer or registration of transfer of shares may:

(a) obligate the shareholder first to offer the corporation or other persons (separately, consecutively, or simultaneously) an opportunity to acquire the restricted shares;

(b) obligate the corporation or other persons (separately, consecutively, or simultaneously) to acquire the restricted shares;

(c) require the corporation, the holders or any class of its shares, or another person to approve the transfer of the restricted shares, if the requirement is not manifestly unreasonable;

(d) prohibit the transfer of the restricted shares to designated persons or classes or persons, if the prohibition is not manifestly unreasonable.

A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section and its existence is noted conspicuously on the front or back of the certificate. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

SS.6.4 ACQUISITION OF SHARES.

The corporation may acquire its own shares and unless otherwise provided in the articles of incorporation, the shares so acquired constitute authorized but unissued shares.

If the articles of incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the articles of incorporation, which amendment shall be adopted by the shareholders or the board of directors without shareholder action. The article of amendment must be delivered to the Secretary of State and must set forth:

(a)      the name of the corporation;

(b) the reduction in the number of authorized shares, itemized by class and series; and

(c) the total number of authorized shares, itemized by class and series, remaining after reduction of the shares.

                           ARTICLE VII. DISTRIBUTIONS

SS.7.1 DISTRIBUTIONS.

The board of directors may authorize, and the corporation may make, distributions (including dividends on its outstanding shares) in the manner and upon the terms and conditions provided by law and in the corporation's articles of incorporation.

                          ARTICLE VIII. CORPORATE SEAL

SS.8.1 CORPORATE SEAL.

The board of directors may provide a corporate seal which may be circular in forma and have inscribed thereon any designation including the name of the corporation, South Carolina as the state of incorporation, and the words "Corporate Seal."

                          ARTICLE IX. EMERGENCY BYLAWS

SS.9.1 EMERGENCY BYLAWS.

Unless the articles of incorporation provide otherwise, the following provisions of this Article IX, ss.9.1 "Emergency Bylaws" shall be effective during an emergency which is defined as when quorum of the corporation's directors cannot be readily assembled because of some catastrophic event.

During such emergency:

(a)      Notice of Board Meetings

         Any one member of the board of directors or any one of the following officers: president, any vice-president, secretary, or treasurer, may call a meeting of the board of directors. Notice of such meeting need be given only to those directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

(b)      Temporary Directors and Quorum

         One or more officers of the corporation present at the emergency board meeting, as is necessary to achieve a quorum, shall be considered to be directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum (as determined by Article III ss.3.6) of the directors are present (including any officers who are to serve as directors for the meeting), those directors present (including the officers serving as directors) shall constitute a quorum.

(c)      Actions Permitted to be taken

         The board may as constituted in paragraph (b), and after notice as set forth in paragraph (a):

         (1)    Officers Powers

                Prescribe emergency powers to any officer of the corporation;

         (2)    Delegation of any Power

                Delegate to any officer or director, any of the powers of the board of directors;

         (3)    Lines of succession

                Designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

         (4)    Relocate principal place of business;

                Relocate the principal place of business, or designate successive or simultaneous principal places of business;

         (5)    All Other Action

                Take any other action, convenient, helpful, or necessary to carry on the business of the corporation.


                              ARTICLE X. AMENDMENTS

SS.10.1 AMENDMENTS.

The corporation's board of directors may amend or repeal any of the corporation's bylaws unless:

(a) the articles of incorporation or the Act reserve this power exclusively to the shareholders in whole or part; or

(b) the shareholders in adopting, amending, or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw; or

(c) the bylaw either establishes, amends, or delegates, a super majority shareholder quorum or voting requirement (as defined in ss. 2.8 of Article II.

Any amendment which changes the voting or quorum requirement for the board must comply with Article III ss. 3.8, and for the shareholders, must comply with
Article II ss. 2.8.

The corporation's shareholders may amend or repeal the corporation's bylaws even though the bylaws may also be amended or repealed by its board of directors. Any notice of a meeting of shareholders at which bylaws are to be adopted, amended, or repealed shall state that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment, or repeal of bylaws and contain or be accompanied by a copy or summary of the proposal.

December 16, 1991

                                         BYLAWS

                                           OF

                                EMERGENT FINANCIAL CORP.

                                    ARTICLE I

                          OFFICES AND REGISTERED AGENT

         Section 1.01. Principal Office. The Corporation shall maintain its Principal Office in the City of Greenville, State of South Carolina.

         Section 1.02. Registered Office. The Corporation shall maintain a Registered Office as required by the South Carolina Business Corporation Act, as amended from time to time (the "Act"), at a location in the State of South Carolina designated by the Board of Directors from time to time. In the absence of a contrary designation by the Board of Directors, the Registered Office of the Corporation shall be located at its Principal Office.

         Section 1.03. Other Offices. The Corporation may have such other offices within and without the State of South Carolina as the business of the Corporation may require from time to time. The authority to establish or close such other offices may be delegated by the Board of Directors to one or more of the Corporation's Officers.

         Section 1.04. Registered Agent. The Corporation shall maintain a Registered Agent as required by the Act who shall have a business office at the Corporation's Registered Office. The Registered Agent shall be designated by the Board of Directors from time to time to serve at its pleasure. In the absence of such designation the Registered Agent shall be the Corporation's Secretary.

         Section 1.05. Filings. In the absence of directions from the Board of Directors to the contrary, the Secretary of the Corporation shall cause the Corporation to maintain currently all filings respecting the Registered Office and Registered Agent with all governmental officials as required by the Act or otherwise by law.


                                   ARTICLE II

                                  SHAREHOLDERS

         Section 2.01. Annual Meetings. An annual meeting of the Corporation's Shareholders shall be held once each calendar year for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting. The annual meeting shall be held at the time and place designated by the Board of Directors from time to time. In the absence of any such designation, the annual meeting shall be held at the hour of ten o'clock in the morning on the second Tuesday of the third month following the Corporation's fiscal year-end; but if that day shall be a legal holiday, then such annual meeting shall be held on the next succeeding business day. The failure to hold the Annual Meeting shall have no effect on the validity of any action taken by the Corporation, its officers or Board of Directors.

         Section 2.02. Special Meetings. Special meetings of the Corporation's Shareholders may be called for any one or more lawful purposes by the Corporation's President, the Chairman of the Board of Directors, a majority of the Board of Directors, or by the written request describing the purpose for which the meeting is to be held which is filed by holders of record of not less than ten percent of the Corporation's outstanding shares entitled to be cast on any issue to be considered at the proposed special meeting. Special meetings of the Shareholders shall be held at the Corporation's Registered Office at the time designated in the notice of the meeting in accordance with Section 2.03; provided, however, that such meetings called by a majority of the Board of Directors may be held at such places as the Board of Directors may determine.

         Section 2.03. Notice of Meetings, Waiver or Notice. Written or printed notice of all meetings of Shareholders shall be delivered not less than ten nor more than fifty days before the meeting date, either personally or by registered or certified mail, to all Shareholders of record entitled to vote at such meeting. If mailed, the notice shall be deemed to be delivered when deposited with postage thereon prepaid in the United States mail, addressed to the shareholder at the shareholder's address as it appears on the Corporation's records, or if a Shareholder shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at that other address. The notice shall state the date, time, and place of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting was called. At the written request, delivered personally or by registered or certified mail, of the person or persons calling a special meeting of Shareholders, the President or Secretary of the Corporation shall fix the date and time of the meeting and provide notice thereof to the Shareholders as required above; provided, however, that the date of the meeting shall in no event be fixed less than ten or more than sixty days from the date the request was received. If the notice of the meeting is not given within fifteen days after the request is made to the President or Secretary, the person or persons calling the meeting may fix the date and time of the meeting and give or cause to be given the required notice. Notice of a meeting of Shareholders need not be given to any Shareholder who, in person or by proxy, signs a waiver of notice either before or after the meeting.

         Section 2.04. Quorum. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, at any meeting of Shareholders the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote thereat shall constitute a quorum for the transaction of any business properly before the meeting. Shares entitled to vote as a separate voting group on a matter may take action at a meeting only if a quorum of the shares in the separate voting group are present in person or by proxy at the meeting. In the absence of a quorum a meeting may be adjourned from time to time, in accordance with the provisions concerning adjournments contained elsewhere in these Bylaws, by the holders of a majority of the shares represented at the meeting in person or in proxy. At such adjourned meeting a quorum of Shareholders may transact any business as might have been properly transacted at the original meeting.

         Section 2.05. Transaction of Business. Business transacted at an annual meeting of Shareholders may include all such business as may properly come before the meeting. Business transacted at a special meeting of Shareholders shall be limited to the purposes stated in the notice of the meeting.

         Section 2.06. Shareholders of Record. For the purpose of determining Shareholders entitled to vote at any meeting of Shareholders, or entitled to receive dividends or other distributions, or in connection with any other proper purpose requiring a determination of Shareholders, the Board of Directors shall by resolution fix a record date for such determination. The date shall be not more than fifty and not less than ten days prior to the date on which the activity requiring the determination is to occur. The Shareholders of record appearing in the stock transfer books of the Corporation at the close of business on the record date so fixed shall constitute the Shareholders of right in respect of the activity in question. In the absence of action by the Board of Directors to fix a record date, the record date shall be ten days prior to the date on which the activity requiring a determination of Shareholders is to occur.

         Section 2.07. Voting. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, and subject to the provisions concerning Shareholders of record contained elsewhere in these Bylaws, a person (or his proxy) present at a meeting of Shareholders shall be entitled to one vote for each share of voting stock as to which such person is the Shareholder of Record.

         Section 2.08. Adjournments. A majority of the voting shares held by Shareholders of record present in person or by proxy at a meeting of Shareholders may adjourn a meeting from time to time to a date, time, and place fixed by notice as provided for above or, if such date is less than thirty days from the date of adjournment, to a date, time, and place fixed by the majority and announced at the original meeting prior to adjournment.


         Section 2.09. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof.

         Section 2.10. Proxies. At all meetings of Shareholders, a Shareholder may vote in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless it qualifies as an irrevocable proxy under the Act.

         Section 2.11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by the officer, agent or proxy as the bylaws of that corporation may prescribe, or, in the absence of such provision, as the board of directors of the other corporation may determine.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of the shares into his name.

         Shares standing in the name of a receiver may be voted by the receiver, and shares held by or under the control of a receiver may be voted by the receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 2.12. Action. Approval of actions by Shareholders shall be in accordance with the requirements of the Act, except to the extent otherwise provided by the Articles of Incorporation.


         Section 2.13. Order of Business. The order of business at the annual meeting, and so far as practicable at all other meetings of Shareholders, shall be as follows:

         1.       Proof of notice of the meeting

         2. Determination of a quorum
         3. Reading and disposal of unapproved minutes
         4. Reports of officers and committees
         5. Election of directors
         6. Unfinished business
         7. New business
         8. Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural disputes that might arise in a Shareholders' meeting.


                                   ARTICLE III

                                    DIRECTORS

         Section 3.01. Authority. The Board of Directors shall have ultimate authority over the conduct and management of the business and affairs of the Corporation.

         Section 3.02. Number. The Corporation shall have three Directors. The number of Directors may be increased or decreased from time to time by the Board of Directors by a number that is thirty percent (30%) or less of the number of Directors last elected by the Shareholders. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

         Section 3.03. Tenure. Each Director shall hold office from the date of his election and qualification until his successor shall have been duly elected and qualified, or until his earlier removal, resignation, death, or incapacity. An election of all Directors by the Shareholders shall be held at each annual meeting of the Corporation's Shareholders.

         Section 3.04. Removal. Any Director may be removed from office, with or without cause, by a vote of the holders of a majority of the shares of the Corporation's voting stock. Any Director may be removed from office with cause by a majority vote of the Board of Directors at a meeting at which only the removal and replacement of the Director or Directors in question shall be considered.

         Section 3.05. Vacancies. The Shareholders shall elect a new Director to fill any vacancy on the Board of Directors in the same manner and subject to the same restrictions and voting rights as apply to the election of the Director whose removal, resignation, death, or newly created directorship created the vacancy.

         Section 3.06. Regular Meetings. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of Shareholders. The Board of Directors may by resolution provide for the holding of additional regular meetings without notice other than such resolution; provided, however, the resolution shall fix the date, time, and place (which may be anywhere within or without the State of the Corporation's Principal Office) for these regular meetings. Notwithstanding the foregoing, any action of the Board of Directors may be taken by unanimous written consent of the Directors, which action shall have the same validity as if taken at a regular meeting of the Board of Directors.

         Section 3.07. Special Meetings; Notice of Special Meeting. Special meetings of the Board of Directors may be called for any lawful purpose or purposes by any Director or the President of the Corporation. The person calling a special meeting shall give, or cause to be given, to each Director at his business address, notice of the date, time and place of the meeting by any normal means of communication not less than seventy-two hours nor more than sixty days prior thereto. The notices may, but need not, describe the purpose of the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail at the Director's business address, with postage thereon prepaid. If notice is given by telegram, the notice shall be deemed delivered when the telegram is delivered to the telegraph company. Any time or place fixed for a special meeting must permit participation in the meeting by means of telecommunications as authorized below.

         Section 3.08. Waiver of Notice of Special Meetings. Notice of a special meeting need not be given to any Director who signs a waiver of notice either before or after the meeting. The attendance of a Director at a special Directors meeting shall constitute a waiver of notice of that meeting, except where the Director attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.09. Participation by Telecommunications. Any Director may participate in, and be regarded as present at, any meeting of the Board of Directors by means of conference telephone or any other means of communication by which all persons participating in the meeting can hear each other at the same time.

         Section 3.10. Quorum. A majority of Directors in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

         Section 3.11. Action. The Board of Directors shall take action pursuant to resolutions adopted by the affirmative vote of a majority of the Directors participating in a meeting at which a quorum is present, or the affirmative vote of a greater number of Directors where required by the Corporation's Articles of Incorporation or otherwise by law.

         Section 3.12. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors at an annual, regular, or special meeting may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Directors.

         Section 3.13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of such action.

         Section 3.14. Committees. The Board of Directors may by resolution designate and delegate authority to an Executive Committee and other committees with such authority as may be permitted by the Act. Special meetings of any committee may be called at any time by any Director who is a member of the committee or by any person entitled to call a special meeting of the full Board of Directors. Except as otherwise provided in the section, the conduct of all meetings of any committee, including notice thereof, shall be governed by Sections 3.06 through 3.13 of this Article. In the absence or disqualification of a member of a committee, the member or members present at the meeting and not disqualified from voting may, regardless of the presence of a quorum, unanimously appoint another member of the Board of Directors to act at the committee meeting in place of the absent or disqualified member.

         Section 3.15. Compensation. The Board of Directors may by resolution authorize payment to all Directors of a uniform fixed sum for attendance at each meeting or a uniform stated salary as a Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore. The Board of Directors may also by resolution authorize the payment of reimbursement of all expenses of each Director related to the Director's attendance at meetings.

         Section 3.16. Order of Business. The order of business at all meetings of the Board of Directors shall be:

         1.       Determination of a quorum
         2.       Reading and disposal of all unapproved minutes
         3.       Reports of officers and committees
         4.       Unfinished business
         5.       New business
         6.       Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural dispute that might arise in a Board of Directors' meeting.


                                   ARTICLE IV

                                    OFFICERS

         Section 4.01. In General. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Vice President, a Secretary and a Treasurer and such additional vice presidents, assistant secretaries, assistant treasurers and other officers and agents as the Board of Directors deems advisable from time to time. All officers shall be appointed by the Board of Directors to serve at its pleasure. Except as may otherwise be provided by law or in the Articles of Incorporation, any officer may be removed by the Board of Directors at any time, with or without cause. Any vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired term. One person may hold two or more offices. Each officer shall exercise the authority and perform the duties as may be set forth in these Bylaws and any additional authority and duties as the Board of Directors shall determine from time to time.

         Section 4.02 Chief Executive Officer ("CEO"). The CEO shall be subject to the authority of the Board of Directors and shall manage the business and affairs of the Corporation. The CEO shall preside at all meetings of the Shareholders and all meetings of the Board of Directors, and shall see that the resolutions of the Board of Directors are put into effect. The CEO shall have full authority to execute on the Corporation's behalf any and all contracts, agreements, notes, bonds, deeds, mortgages, certificates, instruments, and other documents except as may be specifically limited by resolution of the Board of Directors.

         Section 4.03. President; Vice President. The President and Vice President shall be subject to the authority of the CEO and shall perform such duties as the CEO may direct.

         Section 4.04. Secretary. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Secretary shall serve under the direction of the CEO. The Secretary shall attend all meetings of the Shareholders and the Board of Directors and record the proceedings thereof. The Secretary shall give, or cause to be given, all notices in connection with such meetings. The Secretary shall be the custodian of the Corporate seal and affix the seal to any document requiring it.

         Section 4.05. Treasurer. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Treasurer shall serve under the direction of the CEO. The Treasurer shall, under the direction of the CEO, keep safe custody of the Corporation's funds and maintain complete and accurate books and records of account. The Treasurer shall upon request report to the Board of Directors on the financial condition of the Corporation.

         Section 4.06. Assistant Officers. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Assistant Secretaries and Assistant Treasurers, if any, shall serve under the immediate direction of the Secretary and the Treasurer, respectively, and under the ultimate direction of the CEO. The Assistant Officers shall assume the authority and perform the duties of their respective immediate superior officer as may be necessary in the absence, incapacity, or inability or refusal of such immediate superior officer to act. The seniority of Assistant Officers shall be determined from their dates of appointment unless the Board of Directors shall otherwise specify.

         Section 4.07. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving a salary by reason of the fact that he is also a Director of the Corporation.


                                    ARTICLE V

                                 INDEMNIFICATION

         Section 5.01. Scope. Every person who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to the Act, against all expenses, liabilities, and losses (including without limitation attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Shareholders, insurance, provision of law, or otherwise, as well as their rights under this Article.

         Section 5.02. Indemnification Plan. The Board of Directors may from time to time adopt an Indemnification Plan implementing the rights granted in
Section 5.01. This Indemnification Plan shall set forth in detail the mechanics of how the indemnification rights granted in Section 5.01 shall be exercised.

         Section 5.03. Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.


                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 6.01. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 6.02. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors, and such authority may be general or confined to specific instances.

         Section 6.03. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 6.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors or the CEO of the Corporation may select.


                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.01. Certificates for Shares. Certificates representing shares of capital stock of the Corporation shall state upon the face thereof the name of the person to whom issued, the number of shares, the par value per share and the fact that the Corporation is organized under the laws of the State of South Carolina. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon the making of an affidavit by the holder of record of the shares represented by such certificate setting forth the facts concerning the loss, theft or mutilation thereof and upon such bond or indemnity to the Corporation as the Board of Directors may prescribe. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is not imprudent to do so.

         Section 7.02. Transfer of Shares. Subject to the provisions of the Act and to any transfer restrictions binding on the Corporation, transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his agent, attorney-in-fact or other legal representative, who shall furnish proper evidence of authority to transfer, upon surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the stock transfer books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         Section 7.03. Voting of Shares in Other Corporations Owned By The Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of the other corporation by the CEO of the Corporation if he be present, or in his absence by the President or any Vice-President of the Corporation who may be present. Whenever, in the judgment of the CEO, or, in his absence, of the President or any Vice-President, it is desirable for the Corporation to execute a proxy or give a shareholders' consent in respect to any share or shares of stock issued by any other corporation and owned or controlled by the Corporation, the proxy or consent shall be executed in the name of the Corporation by the CEO, the President or one of the Vice-Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by the other corporation.

         Section 7.04.  Fiscal Year.  The fiscal year of the
Corporation shall be established, and may be altered, by resolution of the Board of Directors from time to time as the Board deems advisable.

         Section 7.05. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions as the Board of Directors deems advisable and as permitted by law.

         Section 7.06. Seal. The seal of the Corporation shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization, and the words
"Corporate Seal, State of South Carolina."

         Section 7.07. Amendments. These Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by the Directors, subject to the right of the shareholders to alter, adopt, amend, or repeal Bylaws as provided in the Act.

         Section 7.08. Severability. Any provision of these Bylaws, or any amendment or alteration thereof, which is determined to be in violation of the Act shall not in any way render any of the remaining provisions invalid.

         Section 7.09. References to Gender and Number Terms. In construing these Bylaws, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         Section 7.10. Headings. The Article and Section headings in these Bylaws are inserted for convenience only and are not part of the Bylaws.

         Section 7.11. Inspection of Records by Shareholders. A shareholder is entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the following records of the Corporation, if he gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy:

         (1) its Articles of Incorporation or Restated Articles of Incorporation and all amendments to them currently in effect;

         (2) its Bylaws or restated Bylaws and all amendments to them currently in effect;

         (3) resolutions adopted by its Board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

         (4) the minutes of all Shareholders' meetings, and records of all action taken by Shareholders without a meeting, for the past three years;

         (5) all written communications to Shareholders, generally, within the past three years, including the financial statements furnished for the past three years;

         (6) a list of the names and business addresses of its current Directors and Officers;

         (7) its most recent Annual Report delivered to the Secretary of State; and

         (8) all contracts or other written agreements between the Corporation and any of its Shareholders and all contracts or other written agreements between two or more of the Shareholders.

         A Shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the corporation if the Shareholder: gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, and his demand is made in good faith and for a proper purpose; he describes with reasonable particularity his purpose and the records he desires to inspect; and the records are directly connected with his purpose:

         (1) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not otherwise subject to inspection under this section of the Bylaws;

         (2)      account records of the Corporation; and

         (3)      the record of Shareholders.

         A Shareholder's agent or attorney has the same inspection and copying rights as the shareholder he represents. The right to copy records under this section includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

         Section 7.12. Reimbursement of Disallowed Compensation Expenses. Any payments made to a director or officer of the Corporation to compensate him for services rendered which shall be disallowed in whole or in part as a deductible expense for federal income tax purposes shall be reimbursed to the Corporation by such person to the full extent of such disallowance, together with interest thereon at the rate then in effect for interest on federal income tax deficiencies from the date of payment to the date of reimbursement, within sixty
(60) days of notice of the disallowance to such person by the Board of Directors. Such notice shall be promptly given upon a determination, as defined in Section 1313(a) of the Internal Revenue Code of 1986 (as now in effect and hereafter amended), that such payment shall be disallowed in whole or in part as a deductible expense for federal income tax purposes. It shall be the duty of the Board of Directors to enforce payment by such person of each such amount disallowed. In lieu of payment by such person, subject to the approval of the Board of Directors, proportionate amounts may be withheld from such person's future compensation payments until the full amount owed to the Corporation has been recovered. Reimbursement of such disallowed expenses shall constitute a condition of election to any office or directorship of the Corporation.

Approved as of _____________________, 1996.
                                             /s/ Kevin J. Mast
                                             ---------------------------------

                                             ---------------------------------
                                                                   , Secretary

                                      BYLAWS

                                        OF

                         EMERGENT COMMERCIAL MORTGAGE, INC.

                                    ARTICLE I

                          OFFICES AND REGISTERED AGENT

         Section 1.01. Principal Office. The Corporation shall maintain its Principal Office in the City of Greenville, State of South Carolina.

         Section 1.02. Registered Office. The Corporation shall maintain a Registered Office as required by the South Carolina Business Corporation Act, as amended from time to time (the "Act"), at a location in the State of South Carolina designated by the Board of Directors from time to time. In the absence of a contrary designation by the Board of Directors, the Registered Office of the Corporation shall be located at its Principal Office.

         Section 1.03. Other Offices. The Corporation may have such other offices within and without the State of South Carolina as the business of the Corporation may require from time to time. The authority to establish or close such other offices may be delegated by the Board of Directors to one or more of the Corporation's Officers.

         Section 1.04. Registered Agent. The Corporation shall maintain a Registered Agent as required by the Act who shall have a business office at the Corporation's Registered Office. The Registered Agent shall be designated by the Board of Directors from time to time to serve at its pleasure. In the absence of such designation the Registered Agent shall be the Corporation's Secretary.

         Section 1.05. Filings. In the absence of directions from the Board of Directors to the contrary, the Secretary of the Corporation shall cause the Corporation to maintain currently all filings respecting the Registered Office and Registered Agent with all governmental officials as required by the Act or otherwise by law.


                                   ARTICLE II

                                  SHAREHOLDERS

         Section 2.01. Annual Meetings. An annual meeting of the Corporation's Shareholders shall be held once each calendar year for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting. The annual meeting shall be held at the time and place designated by the Board of Directors from time to time. In the absence of any such designation, the annual meeting shall be held at the hour of ten o'clock in the morning on the second Tuesday of the third month following the Corporation's fiscal year-end; but if that day shall be a legal holiday, then such annual meeting shall be held on the next succeeding business day. The failure to hold the Annual Meeting shall have no effect on the validity of any action taken by the Corporation, its officers or Board of Directors.

         Section 2.02. Special Meetings. Special meetings of the Corporation's Shareholders may be called for any one or more lawful purposes by the Corporation's President, the Chairman of the Board of Directors, a majority of the Board of Directors, or by the written request describing the purpose for which the meeting is to be held which is filed by holders of record of not less than ten percent of the Corporation's outstanding shares entitled to be cast on any issue to be considered at the proposed special meeting. Special meetings of the Shareholders shall be held at the Corporation's Registered Office at the time designated in the notice of the meeting in accordance with Section 2.03; provided, however, that such meetings called by a majority of the Board of Directors may be held at such places as the Board of Directors may determine.

         Section 2.03. Notice of Meetings, Waiver or Notice. Written or printed notice of all meetings of Shareholders shall be delivered not less than ten nor more than fifty days before the meeting date, either personally or by registered or certified mail, to all Shareholders of record entitled to vote at such meeting. If mailed, the notice shall be deemed to be delivered when deposited with postage thereon prepaid in the United States mail, addressed to the shareholder at the shareholder's address as it appears on the Corporation's records, or if a Shareholder shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at that other address. The notice shall state the date, time, and place of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting was called. At the written request, delivered personally or by registered or certified mail, of the person or persons calling a special meeting of Shareholders, the President or Secretary of the Corporation shall fix the date and time of the meeting and provide notice thereof to the Shareholders as required above; provided, however, that the date of the meeting shall in no event be fixed less than ten or more than sixty days from the date the request was received. If the notice of the meeting is not given within fifteen days after the request is made to the President or Secretary, the person or persons calling the meeting may fix the date and time of the meeting and give or cause to be given the required notice. Notice of a meeting of Shareholders need not be given to any Shareholder who, in person or by proxy, signs a waiver of notice either before or after the meeting.

         Section 2.04. Quorum. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, at any meeting of Shareholders the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote thereat shall constitute a quorum for the transaction of any business properly before the meeting. Shares entitled to vote as a separate voting group on a matter may take action at a meeting only if a quorum of the shares in the separate voting group are present in person or by proxy at the meeting. In the absence of a quorum a meeting may be adjourned from time to time, in accordance with the provisions concerning adjournments contained elsewhere in these Bylaws, by the holders of a majority of the shares represented at the meeting in person or in proxy. At such adjourned meeting a quorum of Shareholders may transact any business as might have been properly transacted at the original meeting.

         Section 2.05. Transaction of Business. Business transacted at an annual meeting of Shareholders may include all such business as may properly come before the meeting. Business transacted at a special meeting of Shareholders shall be limited to the purposes stated in the notice of the meeting.

         Section 2.06. Shareholders of Record. For the purpose of determining Shareholders entitled to vote at any meeting of Shareholders, or entitled to receive dividends or other distributions, or in connection with any other proper purpose requiring a determination of Shareholders, the Board of Directors shall by resolution fix a record date for such determination. The date shall be not more than fifty and not less than ten days prior to the date on which the activity requiring the determination is to occur. The Shareholders of record appearing in the stock transfer books of the Corporation at the close of business on the record date so fixed shall constitute the Shareholders of right in respect of the activity in question. In the absence of action by the Board of Directors to fix a record date, the record date shall be ten days prior to the date on which the activity requiring a determination of Shareholders is to occur.

         Section 2.07. Voting. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, and subject to the provisions concerning Shareholders of record contained elsewhere in these Bylaws, a person (or his proxy) present at a meeting of Shareholders shall be entitled to one vote for each share of voting stock as to which such person is the Shareholder of Record.

         Section 2.08. Adjournments. A majority of the voting shares held by Shareholders of record present in person or by proxy at a meeting of Shareholders may adjourn a meeting from time to time to a date, time, and place fixed by notice as provided for above or, if such date is less than thirty days from the date of adjournment, to a date, time, and place fixed by the majority and announced at the original meeting prior to adjournment.


         Section 2.09. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof.

         Section 2.10. Proxies. At all meetings of Shareholders, a Shareholder may vote in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless it qualifies as an irrevocable proxy under the Act.

         Section 2.11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by the officer, agent or proxy as the bylaws of that corporation may prescribe, or, in the absence of such provision, as the board of directors of the other corporation may determine.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of the shares into his name.

         Shares standing in the name of a receiver may be voted by the receiver, and shares held by or under the control of a receiver may be voted by the receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 2.12. Action. Approval of actions by Shareholders shall be in accordance with the requirements of the Act, except to the extent otherwise provided by the Articles of Incorporation.


         Section 2.13. Order of Business. The order of business at the annual meeting, and so far as practicable at all other meetings of Shareholders, shall be as follows:

         1.       Proof of notice of the meeting

         2. Determination of a quorum
         3. Reading and disposal of unapproved minutes
         4. Reports of officers and committees
         5. Election of directors
         6. Unfinished business
         7. New business
         8. Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural disputes that might arise in a Shareholders' meeting.


                                   ARTICLE III

                                    DIRECTORS

         Section 3.01. Authority. The Board of Directors shall have ultimate authority over the conduct and management of the business and affairs of the Corporation.

         Section 3.02. Number. The Corporation shall have three Directors. The number of Directors may be increased or decreased from time to time by the Board of Directors by a number that is thirty percent (30%) or less of the number of Directors last elected by the Shareholders. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

         Section 3.03. Tenure. Each Director shall hold office from the date of his election and qualification until his successor shall have been duly elected and qualified, or until his earlier removal, resignation, death, or incapacity. An election of all Directors by the Shareholders shall be held at each annual meeting of the Corporation's Shareholders.

         Section 3.04. Removal. Any Director may be removed from office, with or without cause, by a vote of the holders of a majority of the shares of the Corporation's voting stock. Any Director may be removed from office with cause by a majority vote of the Board of Directors at a meeting at which only the removal and replacement of the Director or Directors in question shall be considered.

         Section 3.05. Vacancies. The Shareholders shall elect a new Director to fill any vacancy on the Board of Directors in the same manner and subject to the same restrictions and voting rights as apply to the election of the Director whose removal, resignation, death, or newly created directorship created the vacancy.

         Section 3.06. Regular Meetings. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of Shareholders. The Board of Directors may by resolution provide for the holding of additional regular meetings without notice other than such resolution; provided, however, the resolution shall fix the date, time, and place (which may be anywhere within or without the State of the Corporation's Principal Office) for these regular meetings. Notwithstanding the foregoing, any action of the Board of Directors may be taken by unanimous written consent of the Directors, which action shall have the same validity as if taken at a regular meeting of the Board of Directors.

         Section 3.07. Special Meetings; Notice of Special Meeting. Special meetings of the Board of Directors may be called for any lawful purpose or purposes by any Director or the President of the Corporation. The person calling a special meeting shall give, or cause to be given, to each Director at his business address, notice of the date, time and place of the meeting by any normal means of communication not less than seventy-two hours nor more than sixty days prior thereto. The notices may, but need not, describe the purpose of the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail at the Director's business address, with postage thereon prepaid. If notice is given by telegram, the notice shall be deemed delivered when the telegram is delivered to the telegraph company. Any time or place fixed for a special meeting must permit participation in the meeting by means of telecommunications as authorized below.

         Section 3.08. Waiver of Notice of Special Meetings. Notice of a special meeting need not be given to any Director who signs a waiver of notice either before or after the meeting. The attendance of a Director at a special Directors meeting shall constitute a waiver of notice of that meeting, except where the Director attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.09. Participation by Telecommunications. Any Director may participate in, and be regarded as present at, any meeting of the Board of Directors by means of conference telephone or any other means of communication by which all persons participating in the meeting can hear each other at the same time.

         Section 3.10. Quorum. A majority of Directors in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

         Section 3.11. Action. The Board of Directors shall take action pursuant to resolutions adopted by the affirmative vote of a majority of the Directors participating in a meeting at which a quorum is present, or the affirmative vote of a greater number of Directors where required by the Corporation's Articles of Incorporation or otherwise by law.

         Section 3.12. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors at an annual, regular, or special meeting may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Directors.

         Section 3.13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of such action.

         Section 3.14. Committees. The Board of Directors may by resolution designate and delegate authority to an Executive Committee and other committees with such authority as may be permitted by the Act. Special meetings of any committee may be called at any time by any Director who is a member of the committee or by any person entitled to call a special meeting of the full Board of Directors. Except as otherwise provided in the section, the conduct of all meetings of any committee, including notice thereof, shall be governed by Sections 3.06 through 3.13 of this Article. In the absence or disqualification of a member of a committee, the member or members present at the meeting and not disqualified from voting may, regardless of the presence of a quorum, unanimously appoint another member of the Board of Directors to act at the committee meeting in place of the absent or disqualified member.

         Section 3.15. Compensation. The Board of Directors may by resolution authorize payment to all Directors of a uniform fixed sum for attendance at each meeting or a uniform stated salary as a Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore. The Board of Directors may also by resolution authorize the payment of reimbursement of all expenses of each Director related to the Director's attendance at meetings.

         Section 3.16. Order of Business. The order of business at all meetings of the Board of Directors shall be:

         1.       Determination of a quorum
         2.       Reading and disposal of all unapproved minutes
         3.       Reports of officers and committees
         4.       Unfinished business
         5.       New business
         6.       Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural dispute that might arise in a Board of Directors' meeting.


                                   ARTICLE IV

                                    OFFICERS

         Section 4.01. In General. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Vice President, a Secretary and a Treasurer and such additional vice presidents, assistant secretaries, assistant treasurers and other officers and agents as the Board of Directors deems advisable from time to time. All officers shall be appointed by the Board of Directors to serve at its pleasure. Except as may otherwise be provided by law or in the Articles of Incorporation, any officer may be removed by the Board of Directors at any time, with or without cause. Any vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired term. One person may hold two or more offices. Each officer shall exercise the authority and perform the duties as may be set forth in these Bylaws and any additional authority and duties as the Board of Directors shall determine from time to time.

         Section 4.02 Chief Executive Officer ("CEO"). The CEO shall be subject to the authority of the Board of Directors and shall manage the business and affairs of the Corporation. The CEO shall preside at all meetings of the Shareholders and all meetings of the Board of Directors, and shall see that the resolutions of the Board of Directors are put into effect. The CEO shall have full authority to execute on the Corporation's behalf any and all contracts, agreements, notes, bonds, deeds, mortgages, certificates, instruments, and other documents except as may be specifically limited by resolution of the Board of Directors.

         Section 4.03. President; Vice President. The President and Vice President shall be subject to the authority of the CEO and shall perform such duties as the CEO may direct.

         Section 4.04. Secretary. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Secretary shall serve under the direction of the CEO. The Secretary shall attend all meetings of the Shareholders and the Board of Directors and record the proceedings thereof. The Secretary shall give, or cause to be given, all notices in connection with such meetings. The Secretary shall be the custodian of the Corporate seal and affix the seal to any document requiring it.

         Section 4.05. Treasurer. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Treasurer shall serve under the direction of the CEO. The Treasurer shall, under the direction of the CEO, keep safe custody of the Corporation's funds and maintain complete and accurate books and records of account. The Treasurer shall upon request report to the Board of Directors on the financial condition of the Corporation.

         Section 4.06. Assistant Officers. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Assistant Secretaries and Assistant Treasurers, if any, shall serve under the immediate direction of the Secretary and the Treasurer, respectively, and under the ultimate direction of the CEO. The Assistant Officers shall assume the authority and perform the duties of their respective immediate superior officer as may be necessary in the absence, incapacity, or inability or refusal of such immediate superior officer to act. The seniority of Assistant Officers shall be determined from their dates of appointment unless the Board of Directors shall otherwise specify.

         Section 4.07. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving a salary by reason of the fact that he is also a Director of the Corporation.


                                    ARTICLE V

                                 INDEMNIFICATION

         Section 5.01. Scope. Every person who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to the Act, against all expenses, liabilities, and losses (including without limitation attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Shareholders, insurance, provision of law, or otherwise, as well as their rights under this Article.

         Section 5.02. Indemnification Plan. The Board of Directors may from time to time adopt an Indemnification Plan implementing the rights granted in
Section 5.01. This Indemnification Plan shall set forth in detail the mechanics of how the indemnification rights granted in Section 5.01 shall be exercised.

         Section 5.03. Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.


                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 6.01. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 6.02. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors, and such authority may be general or confined to specific instances.

         Section 6.03. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 6.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors or the CEO of the Corporation may select.


                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.01. Certificates for Shares. Certificates representing shares of capital stock of the Corporation shall state upon the face thereof the name of the person to whom issued, the number of shares, the par value per share and the fact that the Corporation is organized under the laws of the State of South Carolina. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon the making of an affidavit by the holder of record of the shares represented by such certificate setting forth the facts concerning the loss, theft or mutilation thereof and upon such bond or indemnity to the Corporation as the Board of Directors may prescribe. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is not imprudent to do so.

         Section 7.02. Transfer of Shares. Subject to the provisions of the Act and to any transfer restrictions binding on the Corporation, transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his agent, attorney-in-fact or other legal representative, who shall furnish proper evidence of authority to transfer, upon surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the stock transfer books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         Section 7.03. Voting of Shares in Other Corporations Owned By The Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of the other corporation by the CEO of the Corporation if he be present, or in his absence by the President or any Vice-President of the Corporation who may be present. Whenever, in the judgment of the CEO, or, in his absence, of the President or any Vice-President, it is desirable for the Corporation to execute a proxy or give a shareholders' consent in respect to any share or shares of stock issued by any other corporation and owned or controlled by the Corporation, the proxy or consent shall be executed in the name of the Corporation by the CEO, the President or one of the Vice-Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by the other corporation.

         Section 7.04.  Fiscal Year.  The fiscal year of the
Corporation shall be established, and may be altered, by resolution of the Board of Directors from time to time as the Board deems advisable.

         Section 7.05. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions as the Board of Directors deems advisable and as permitted by law.

         Section 7.06. Seal. The seal of the Corporation shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization, and the words
"Corporate Seal, State of South Carolina."

         Section 7.07. Amendments. These Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by the Directors, subject to the right of the shareholders to alter, adopt, amend, or repeal Bylaws as provided in the Act.

         Section 7.08. Severability. Any provision of these Bylaws, or any amendment or alteration thereof, which is determined to be in violation of the Act shall not in any way render any of the remaining provisions invalid.

         Section 7.09. References to Gender and Number Terms. In construing these Bylaws, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         Section 7.10. Headings. The Article and Section headings in these Bylaws are inserted for convenience only and are not part of the Bylaws.

         Section 7.11. Inspection of Records by Shareholders. A shareholder is entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the following records of the Corporation, if he gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy:

         (1) its Articles of Incorporation or Restated Articles of Incorporation and all amendments to them currently in effect;

         (2) its Bylaws or restated Bylaws and all amendments to them currently in effect;

         (3) resolutions adopted by its Board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

         (4) the minutes of all Shareholders' meetings, and records of all action taken by Shareholders without a meeting, for the past three years;

         (5) all written communications to Shareholders, generally, within the past three years, including the financial statements furnished for the past three years;

         (6) a list of the names and business addresses of its current Directors and Officers;

         (7) its most recent Annual Report delivered to the Secretary of State; and

         (8) all contracts or other written agreements between the Corporation and any of its Shareholders and all contracts or other written agreements between two or more of the Shareholders.

         A Shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the corporation if the Shareholder: gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, and his demand is made in good faith and for a proper purpose; he describes with reasonable particularity his purpose and the records he desires to inspect; and the records are directly connected with his purpose:

         (1) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not otherwise subject to inspection under this section of the Bylaws;

         (2)      account records of the Corporation; and

         (3)      the record of Shareholders.

         A Shareholder's agent or attorney has the same inspection and copying rights as the shareholder he represents. The right to copy records under this section includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

         Section 7.12. Reimbursement of Disallowed Compensation Expenses. Any payments made to a director or officer of the Corporation to compensate him for services rendered which shall be disallowed in whole or in part as a deductible expense for federal income tax purposes shall be reimbursed to the Corporation by such person to the full extent of such disallowance, together with interest thereon at the rate then in effect for interest on federal income tax deficiencies from the date of payment to the date of reimbursement, within sixty
(60) days of notice of the disallowance to such person by the Board of Directors. Such notice shall be promptly given upon a determination, as defined in Section 1313(a) of the Internal Revenue Code of 1986 (as now in effect and hereafter amended), that such payment shall be disallowed in whole or in part as a deductible expense for federal income tax purposes. It shall be the duty of the Board of Directors to enforce payment by such person of each such amount disallowed. In lieu of payment by such person, subject to the approval of the Board of Directors, proportionate amounts may be withheld from such person's future compensation payments until the full amount owed to the Corporation has been recovered. Reimbursement of such disallowed expenses shall constitute a condition of election to any office or directorship of the Corporation.

Approved as of May 22, 1995.
                                             /s/ Kevin J. Mast
                                             ---------------------------------
                                                 Kevin J. Mast
                                             ---------------------------------
                                                                   , Secretary

Carolina Investors, Inc.

Action by Unanimous Consent of
Sole Shareholder

Emergent Financial Corporation, as the sole shareholder of Carolina Investors, Inc. ("Carolina Investors") hereby amends and restates the Bylaws of Carolina Investors and adopts the attached Amended and Restated Bylaws as the bylaws of Carolina Investors effective this 10 day of May, 1995.

                                       Emergent Financial Corporation

                                       By: /s/ John M. Sterling, pres.
                                                             President

                                           /s/ Robert S. Davis
                                                             Secretary

                              AMENDED AND RESTATED
                                     BYLAWS

                                       OF

                             CAROLINA INVESTORS, INC.

                                    ARTICLE I

                          OFFICES AND REGISTERED AGENT

         Section 1.01. Principal Office. The Corporation shall maintain its Principal Office in the City of Pickens, State of South Carolina.

         Section 1.02. Registered Office. The Corporation shall maintain a Registered Office as required by the South Carolina Business Corporation Act, as amended from time to time (the "Act"), at a location in the State of South Carolina designated by the Board of Directors from time to time. In the absence of a contrary designation by the Board of Directors, the Registered Office of the Corporation shall be located at its Principal Office.

         Section 1.03. Other Offices. The Corporation may have such other offices within and without the State of South Carolina as the business of the Corporation may require from time to time. The authority to establish or close such other offices may be delegated by the Board of Directors to one or more of the Corporation's Officers.

         Section 1.04. Registered Agent. The Corporation shall maintain a Registered Agent as required by the Act who shall have a business office at the Corporation's Registered Office. The Registered Agent shall be designated by the Board of Directors from time to time to serve at its pleasure. In the absence of such designation the Registered Agent shall be the Corporation's Secretary.

         Section 1.05. Filings. In the absence of directions from the Board of Directors to the contrary, the Secretary of the Corporation shall cause the Corporation to maintain currently all filings respecting the Registered Office and Registered Agent with all governmental officials as required by the Act or otherwise by law.


                                   ARTICLE II

                                  SHAREHOLDERS

         Section 2.01. Annual Meetings. An annual meeting of the Corporation's Shareholders shall be held once each calendar year for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting. The annual meeting shall be held at the time and place designated by the Board of Directors from time to time. In the absence of any such designation, the annual meeting shall be held at the hour of ten o'clock in the morning on the second Tuesday of the third month following the Corporation's fiscal year-end; but if that day shall be a legal holiday, then such annual meeting shall be held on the next succeeding business day. The failure to hold the Annual Meeting shall have no effect on the validity of any action taken by the Corporation, its officers or Board of Directors.

         Section 2.02. Special Meetings. Special meetings of the Corporation's Shareholders may be called for any one or more lawful purposes by the Corporation's President, the Chairman of the Board of Directors, a majority of the Board of Directors, or by the written request describing the purpose for which the meeting is to be held which is filed by holders of record of not less than ten percent of the Corporation's outstanding shares entitled to be cast on any issue to be considered at the proposed special meeting. Special meetings of the Shareholders shall be held at the Corporation's Registered Office at the time designated in the notice of the meeting in accordance with Section 2.03; provided, however, that such meetings called by a majority of the Board of Directors may be held at such places as the Board of Directors may determine.

         Section 2.03. Notice of Meetings, Waiver or Notice. Written or printed notice of all meetings of Shareholders shall be delivered not less than ten nor more than fifty days before the meeting date, either personally or by registered or certified mail, to all Shareholders of record entitled to vote at such meeting. If mailed, the notice shall be deemed to be delivered when deposited with postage thereon prepaid in the United States mail, addressed to the shareholder at the shareholder's address as it appears on the Corporation's records, or if a Shareholder shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at that other address. The notice shall state the date, time, and place of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting was called. At the written request, delivered personally or by registered or certified mail, of the person or persons calling a special meeting of Shareholders, the President or Secretary of the Corporation shall fix the date and time of the meeting and provide notice thereof to the Shareholders as required above; provided, however, that the date of the meeting shall in no event be fixed less than ten or more than sixty days from the date the request was received. If the notice of the meeting is not given within fifteen days after the request is made to the President or Secretary, the person or persons calling the meeting may fix the date and time of the meeting and give or cause to be given the required notice. Notice of a meeting of Shareholders need not be given to any Shareholder who, in person or by proxy, signs a waiver of notice either before or after the meeting.

         Section 2.04. Quorum. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, at any meeting of Shareholders the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote thereat shall constitute a quorum for the transaction of any business properly before the meeting. Shares entitled to vote as a separate voting group on a matter may take action at a meeting only if a quorum of the shares in the separate voting group are present in person or by proxy at the meeting. In the absence of a quorum a meeting may be adjourned from time to time, in accordance with the provisions concerning adjournments contained elsewhere in these Bylaws, by the holders of a majority of the shares represented at the meeting in person or in proxy. At such adjourned meeting a quorum of Shareholders may transact any business as might have been properly transacted at the original meeting.

         Section 2.05. Transaction of Business. Business transacted at an annual meeting of Shareholders may include all such business as may properly come before the meeting. Business transacted at a special meeting of Shareholders shall be limited to the purposes stated in the notice of the meeting.

         Section 2.06. Shareholders of Record. For the purpose of determining Shareholders entitled to vote at any meeting of Shareholders, or entitled to receive dividends or other distributions, or in connection with any other proper purpose requiring a determination of Shareholders, the Board of Directors shall by resolution fix a record date for such determination. The date shall be not more than fifty and not less than ten days prior to the date on which the activity requiring the determination is to occur. The Shareholders of record appearing in the stock transfer books of the Corporation at the close of business on the record date so fixed shall constitute the Shareholders of right in respect of the activity in question. In the absence of action by the Board of Directors to fix a record date, the record date shall be ten days prior to the date on which the activity requiring a determination of Shareholders is to occur.

         Section 2.07. Voting. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, and subject to the provisions concerning Shareholders of record contained elsewhere in these Bylaws, a person (or his proxy) present at a meeting of Shareholders shall be entitled to one vote for each share of voting stock as to which such person is the Shareholder of Record.

         Section 2.08. Adjournments. A majority of the voting shares held by Shareholders of record present in person or by proxy at a meeting of Shareholders may adjourn a meeting from time to time to a date, time, and place fixed by notice as provided for above or, if such date is less than thirty days from the date of adjournment, to a date, time, and place fixed by the majority and announced at the original meeting prior to adjournment.


         Section 2.09. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof.

         Section 2.10. Proxies. At all meetings of Shareholders, a Shareholder may vote in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless it qualifies as an irrevocable proxy under the Act.

         Section 2.11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by the officer, agent or proxy as the bylaws of that corporation may prescribe, or, in the absence of such provision, as the board of directors of the other corporation may determine.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of the shares into his name.

         Shares standing in the name of a receiver may be voted by the receiver, and shares held by or under the control of a receiver may be voted by the receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 2.12. Action. Approval of actions by Shareholders shall be in accordance with the requirements of the Act, except to the extent otherwise provided by the Articles of Incorporation.


         Section 2.13. Order of Business. The order of business at the annual meeting, and so far as practicable at all other meetings of Shareholders, shall be as follows:

         1.       Proof of notice of the meeting

         2. Determination of a quorum
         3. Reading and disposal of unapproved minutes
         4. Reports of officers and committees
         5. Election of directors
         6. Unfinished business
         7. New business
         8. Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural disputes that might arise in a Shareholders' meeting.


                                   ARTICLE III

                                    DIRECTORS

         Section 3.01. Authority. The Board of Directors shall have ultimate authority over the conduct and management of the business and affairs of the Corporation.

         Section 3.02. Number. The Corporation shall have three Directors. The number of Directors may be increased or decreased from time to time by the Board of Directors by a number that is thirty percent (30%) or less of the number of Directors last elected by the Shareholders. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

         Section 3.03. Tenure. Each Director shall hold office from the date of his election and qualification until his successor shall have been duly elected and qualified, or until his earlier removal, resignation, death, or incapacity. An election of all Directors by the Shareholders shall be held at each annual meeting of the Corporation's Shareholders.

         Section 3.04. Removal. Any Director may be removed from office, with or without cause, by a vote of the holders of a majority of the shares of the Corporation's voting stock. Any Director may be removed from office with cause by a majority vote of the Board of Directors at a meeting at which only the removal and replacement of the Director or Directors in question shall be considered.

         Section 3.05. Vacancies. The Shareholders shall elect a new Director to fill any vacancy on the Board of Directors in the same manner and subject to the same restrictions and voting rights as apply to the election of the Director whose removal, resignation, death, or newly created directorship created the vacancy.

         Section 3.06. Regular Meetings. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of Shareholders. The Board of Directors may by resolution provide for the holding of additional regular meetings without notice other than such resolution; provided, however, the resolution shall fix the date, time, and place (which may be anywhere within or without the State of the Corporation's Principal Office) for these regular meetings. Notwithstanding the foregoing, any action of the Board of Directors may be taken by unanimous written consent of the Directors, which action shall have the same validity as if taken at a regular meeting of the Board of Directors.

         Section 3.07. Special Meetings; Notice of Special Meeting. Special meetings of the Board of Directors may be called for any lawful purpose or purposes by any Director or the President of the Corporation. The person calling a special meeting shall give, or cause to be given, to each Director at his business address, notice of the date, time and place of the meeting by any normal means of communication not less than seventy-two hours nor more than sixty days prior thereto. The notices may, but need not, describe the purpose of the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail at the Director's business address, with postage thereon prepaid. If notice is given by telegram, the notice shall be deemed delivered when the telegram is delivered to the telegraph company. Any time or place fixed for a special meeting must permit participation in the meeting by means of telecommunications as authorized below.

         Section 3.08. Waiver of Notice of Special Meetings. Notice of a special meeting need not be given to any Director who signs a waiver of notice either before or after the meeting. The attendance of a Director at a special Directors meeting shall constitute a waiver of notice of that meeting, except where the Director attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.09. Participation by Telecommunications. Any Director may participate in, and be regarded as present at, any meeting of the Board of Directors by means of conference telephone or any other means of communication by which all persons participating in the meeting can hear each other at the same time.

         Section 3.10. Quorum. A majority of Directors in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

         Section 3.11. Action. The Board of Directors shall take action pursuant to resolutions adopted by the affirmative vote of a majority of the Directors participating in a meeting at which a quorum is present, or the affirmative vote of a greater number of Directors where required by the Corporation's Articles of Incorporation or otherwise by law.

         Section 3.12. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors at an annual, regular, or special meeting may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Directors.

         Section 3.13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of such action.

         Section 3.14. Committees. The Board of Directors may by resolution designate and delegate authority to an Executive Committee and other committees with such authority as may be permitted by the Act. Special meetings of any committee may be called at any time by any Director who is a member of the committee or by any person entitled to call a special meeting of the full Board of Directors. Except as otherwise provided in the section, the conduct of all meetings of any committee, including notice thereof, shall be governed by Sections 3.06 through 3.13 of this Article. In the absence or disqualification of a member of a committee, the member or members present at the meeting and not disqualified from voting may, regardless of the presence of a quorum, unanimously appoint another member of the Board of Directors to act at the committee meeting in place of the absent or disqualified member.

         Section 3.15. Compensation. The Board of Directors may by resolution authorize payment to all Directors of a uniform fixed sum for attendance at each meeting or a uniform stated salary as a Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore. The Board of Directors may also by resolution authorize the payment of reimbursement of all expenses of each Director related to the Director's attendance at meetings.

         Section 3.16. Order of Business. The order of business at all meetings of the Board of Directors shall be:

         1.       Determination of a quorum
         2.       Reading and disposal of all unapproved minutes
         3.       Reports of officers and committees
         4.       Unfinished business
         5.       New business
         6.       Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural dispute that might arise in a Board of Directors' meeting.


                                   ARTICLE IV

                                    OFFICERS

         Section 4.01. In General. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Vice President, a Secretary and a Treasurer and such additional vice presidents, assistant secretaries, assistant treasurers and other officers and agents as the Board of Directors deems advisable from time to time. All officers shall be appointed by the Board of Directors to serve at its pleasure. Except as may otherwise be provided by law or in the Articles of Incorporation, any officer may be removed by the Board of Directors at any time, with or without cause. Any vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired term. One person may hold two or more offices. Each officer shall exercise the authority and perform the duties as may be set forth in these Bylaws and any additional authority and duties as the Board of Directors shall determine from time to time.

         Section 4.02 Chief Executive Officer ("CEO"). The CEO shall be subject to the authority of the Board of Directors and shall manage the business and affairs of the Corporation. The CEO shall preside at all meetings of the Shareholders and all meetings of the Board of Directors, and shall see that the resolutions of the Board of Directors are put into effect. The CEO shall have full authority to execute on the Corporation's behalf any and all contracts, agreements, notes, bonds, deeds, mortgages, certificates, instruments, and other documents except as may be specifically limited by resolution of the Board of Directors.

         Section 4.03. President; Vice President. The President and Vice President shall be subject to the authority of the CEO and shall perform such duties as the CEO may direct.

         Section 4.04. Secretary. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Secretary shall serve under the direction of the CEO. The Secretary shall attend all meetings of the Shareholders and the Board of Directors and record the proceedings thereof. The Secretary shall give, or cause to be given, all notices in connection with such meetings. The Secretary shall be the custodian of the Corporate seal and affix the seal to any document requiring it.

         Section 4.05. Treasurer. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Treasurer shall serve under the direction of the CEO. The Treasurer shall, under the direction of the CEO, keep safe custody of the Corporation's funds and maintain complete and accurate books and records of account. The Treasurer shall upon request report to the Board of Directors on the financial condition of the Corporation.

         Section 4.06. Assistant Officers. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Assistant Secretaries and Assistant Treasurers, if any, shall serve under the immediate direction of the Secretary and the Treasurer, respectively, and under the ultimate direction of the CEO. The Assistant Officers shall assume the authority and perform the duties of their respective immediate superior officer as may be necessary in the absence, incapacity, or inability or refusal of such immediate superior officer to act. The seniority of Assistant Officers shall be determined from their dates of appointment unless the Board of Directors shall otherwise specify.

         Section 4.07. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving a salary by reason of the fact that he is also a Director of the Corporation.


                                    ARTICLE V

                                 INDEMNIFICATION

         Section 5.01. Scope. Every person who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to the Act, against all expenses, liabilities, and losses (including without limitation attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Shareholders, insurance, provision of law, or otherwise, as well as their rights under this Article.

         Section 5.02. Indemnification Plan. The Board of Directors may from time to time adopt an Indemnification Plan implementing the rights granted in
Section 5.01. This Indemnification Plan shall set forth in detail the mechanics of how the indemnification rights granted in Section 5.01 shall be exercised.

         Section 5.03. Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.


                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 6.01. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 6.02. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors, and such authority may be general or confined to specific instances.

         Section 6.03. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 6.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors or the CEO of the Corporation may select.


                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.01. Certificates for Shares. Certificates representing shares of capital stock of the Corporation shall state upon the face thereof the name of the person to whom issued, the number of shares, the par value per share and the fact that the Corporation is organized under the laws of the State of South Carolina. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon the making of an affidavit by the holder of record of the shares represented by such certificate setting forth the facts concerning the loss, theft or mutilation thereof and upon such bond or indemnity to the Corporation as the Board of Directors may prescribe. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is not imprudent to do so.

         Section 7.02. Transfer of Shares. Subject to the provisions of the Act and to any transfer restrictions binding on the Corporation, transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his agent, attorney-in-fact or other legal representative, who shall furnish proper evidence of authority to transfer, upon surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the stock transfer books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         Section 7.03. Voting of Shares in Other Corporations Owned By The Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of the other corporation by the CEO of the Corporation if he be present, or in his absence by the President or any Vice-President of the Corporation who may be present. Whenever, in the judgment of the CEO, or, in his absence, of the President or any Vice-President, it is desirable for the Corporation to execute a proxy or give a shareholders' consent in respect to any share or shares of stock issued by any other corporation and owned or controlled by the Corporation, the proxy or consent shall be executed in the name of the Corporation by the CEO, the President or one of the Vice-Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by the other corporation.

         Section 7.04.  Fiscal Year.  The fiscal year of the
Corporation shall be established, and may be altered, by resolution of the Board of Directors from time to time as the Board deems advisable.

         Section 7.05. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions as the Board of Directors deems advisable and as permitted by law.

         Section 7.06. Seal. The seal of the Corporation shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization, and the words
"Corporate Seal, State of South Carolina."

         Section 7.07. Amendments. These Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by the Directors, subject to the right of the shareholders to alter, adopt, amend, or repeal Bylaws as provided in the Act.

         Section 7.08. Severability. Any provision of these Bylaws, or any amendment or alteration thereof, which is determined to be in violation of the Act shall not in any way render any of the remaining provisions invalid.

         Section 7.09. References to Gender and Number Terms. In construing these Bylaws, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         Section 7.10. Headings. The Article and Section headings in these Bylaws are inserted for convenience only and are not part of the Bylaws.

         Section 7.11. Inspection of Records by Shareholders. A shareholder is entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the following records of the Corporation, if he gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy:

         (1) its Articles of Incorporation or Restated Articles of Incorporation and all amendments to them currently in effect;

         (2) its Bylaws or restated Bylaws and all amendments to them currently in effect;

         (3) resolutions adopted by its Board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

         (4) the minutes of all Shareholders' meetings, and records of all action taken by Shareholders without a meeting, for the past three years;

         (5) all written communications to Shareholders, generally, within the past three years, including the financial statements furnished for the past three years;

         (6) a list of the names and business addresses of its current Directors and Officers;

         (7) its most recent Annual Report delivered to the Secretary of State; and

         (8) all contracts or other written agreements between the Corporation and any of its Shareholders and all contracts or other written agreements between two or more of the Shareholders.

         A Shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the corporation if the Shareholder: gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, and his demand is made in good faith and for a proper purpose; he describes with reasonable particularity his purpose and the records he desires to inspect; and the records are directly connected with his purpose:

         (1) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not otherwise subject to inspection under this section of the Bylaws;

         (2)      account records of the Corporation; and

         (3)      the record of Shareholders.

         A Shareholder's agent or attorney has the same inspection and copying rights as the shareholder he represents. The right to copy records under this section includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

         Section 7.12. Reimbursement of Disallowed Compensation Expenses. Any payments made to a director or officer of the Corporation to compensate him for services rendered which shall be disallowed in whole or in part as a deductible expense for federal income tax purposes shall be reimbursed to the Corporation by such person to the full extent of such disallowance, together with interest thereon at the rate then in effect for interest on federal income tax deficiencies from the date of payment to the date of reimbursement, within sixty
(60) days of notice of the disallowance to such person by the Board of Directors. Such notice shall be promptly given upon a determination, as defined in Section 1313(a) of the Internal Revenue Code of 1986 (as now in effect and hereafter amended), that such payment shall be disallowed in whole or in part as a deductible expense for federal income tax purposes. It shall be the duty of the Board of Directors to enforce payment by such person of each such amount disallowed. In lieu of payment by such person, subject to the approval of the Board of Directors, proportionate amounts may be withheld from such person's future compensation payments until the full amount owed to the Corporation has been recovered. Reimbursement of such disallowed expenses shall constitute a condition of election to any office or directorship of the Corporation.

Amended and Restated as of May 10, 1995.
                                             /s/ J.P. Cox
                                             ---------------------------------

                                             ---------------------------------
                                                                   , Secretary

                                     BYLAWS

                                       OF

                        EMERGENT RESIDENTIAL MORTGAGE, INC.

                                    ARTICLE I

                          OFFICES AND REGISTERED AGENT

         Section 1.01. Principal Office. The Corporation shall maintain its Principal Office in the City of Greenville, State of South Carolina.

         Section 1.02. Registered Office. The Corporation shall maintain a Registered Office as required by the South Carolina Business Corporation Act, as amended from time to time (the "Act"), at a location in the State of South Carolina designated by the Board of Directors from time to time. In the absence of a contrary designation by the Board of Directors, the Registered Office of the Corporation shall be located at its Principal Office.

         Section 1.03. Other Offices. The Corporation may have such other offices within and without the State of South Carolina as the business of the Corporation may require from time to time. The authority to establish or close such other offices may be delegated by the Board of Directors to one or more of the Corporation's Officers.

         Section 1.04. Registered Agent. The Corporation shall maintain a Registered Agent as required by the Act who shall have a business office at the Corporation's Registered Office. The Registered Agent shall be designated by the Board of Directors from time to time to serve at its pleasure. In the absence of such designation the Registered Agent shall be the Corporation's Secretary.

         Section 1.05. Filings. In the absence of directions from the Board of Directors to the contrary, the Secretary of the Corporation shall cause the Corporation to maintain currently all filings respecting the Registered Office and Registered Agent with all governmental officials as required by the Act or otherwise by law.


                                   ARTICLE II

                                  SHAREHOLDERS

         Section 2.01. Annual Meetings. An annual meeting of the Corporation's Shareholders shall be held once each calendar year for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting. The annual meeting shall be held at the time and place designated by the Board of Directors from time to time. In the absence of any such designation, the annual meeting shall be held at the hour of ten o'clock in the morning on the second Tuesday of the third month following the Corporation's fiscal year-end; but if that day shall be a legal holiday, then such annual meeting shall be held on the next succeeding business day. The failure to hold the Annual Meeting shall have no effect on the validity of any action taken by the Corporation, its officers or Board of Directors.

         Section 2.02. Special Meetings. Special meetings of the Corporation's Shareholders may be called for any one or more lawful purposes by the Corporation's President, the Chairman of the Board of Directors, a majority of the Board of Directors, or by the written request describing the purpose for which the meeting is to be held which is filed by holders of record of not less than ten percent of the Corporation's outstanding shares entitled to be cast on any issue to be considered at the proposed special meeting. Special meetings of the Shareholders shall be held at the Corporation's Registered Office at the time designated in the notice of the meeting in accordance with Section 2.03; provided, however, that such meetings called by a majority of the Board of Directors may be held at such places as the Board of Directors may determine.

         Section 2.03. Notice of Meetings, Waiver or Notice. Written or printed notice of all meetings of Shareholders shall be delivered not less than ten nor more than fifty days before the meeting date, either personally or by registered or certified mail, to all Shareholders of record entitled to vote at such meeting. If mailed, the notice shall be deemed to be delivered when deposited with postage thereon prepaid in the United States mail, addressed to the shareholder at the shareholder's address as it appears on the Corporation's records, or if a Shareholder shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at that other address. The notice shall state the date, time, and place of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting was called. At the written request, delivered personally or by registered or certified mail, of the person or persons calling a special meeting of Shareholders, the President or Secretary of the Corporation shall fix the date and time of the meeting and provide notice thereof to the Shareholders as required above; provided, however, that the date of the meeting shall in no event be fixed less than ten or more than sixty days from the date the request was received. If the notice of the meeting is not given within fifteen days after the request is made to the President or Secretary, the person or persons calling the meeting may fix the date and time of the meeting and give or cause to be given the required notice. Notice of a meeting of Shareholders need not be given to any Shareholder who, in person or by proxy, signs a waiver of notice either before or after the meeting.

         Section 2.04. Quorum. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, at any meeting of Shareholders the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote thereat shall constitute a quorum for the transaction of any business properly before the meeting. Shares entitled to vote as a separate voting group on a matter may take action at a meeting only if a quorum of the shares in the separate voting group are present in person or by proxy at the meeting. In the absence of a quorum a meeting may be adjourned from time to time, in accordance with the provisions concerning adjournments contained elsewhere in these Bylaws, by the holders of a majority of the shares represented at the meeting in person or in proxy. At such adjourned meeting a quorum of Shareholders may transact any business as might have been properly transacted at the original meeting.

         Section 2.05. Transaction of Business. Business transacted at an annual meeting of Shareholders may include all such business as may properly come before the meeting. Business transacted at a special meeting of Shareholders shall be limited to the purposes stated in the notice of the meeting.

         Section 2.06. Shareholders of Record. For the purpose of determining Shareholders entitled to vote at any meeting of Shareholders, or entitled to receive dividends or other distributions, or in connection with any other proper purpose requiring a determination of Shareholders, the Board of Directors shall by resolution fix a record date for such determination. The date shall be not more than fifty and not less than ten days prior to the date on which the activity requiring the determination is to occur. The Shareholders of record appearing in the stock transfer books of the Corporation at the close of business on the record date so fixed shall constitute the Shareholders of right in respect of the activity in question. In the absence of action by the Board of Directors to fix a record date, the record date shall be ten days prior to the date on which the activity requiring a determination of Shareholders is to occur.

         Section 2.07. Voting. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, and subject to the provisions concerning Shareholders of record contained elsewhere in these Bylaws, a person (or his proxy) present at a meeting of Shareholders shall be entitled to one vote for each share of voting stock as to which such person is the Shareholder of Record.

         Section 2.08. Adjournments. A majority of the voting shares held by Shareholders of record present in person or by proxy at a meeting of Shareholders may adjourn a meeting from time to time to a date, time, and place fixed by notice as provided for above or, if such date is less than thirty days from the date of adjournment, to a date, time, and place fixed by the majority and announced at the original meeting prior to adjournment.


         Section 2.09. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof.

         Section 2.10. Proxies. At all meetings of Shareholders, a Shareholder may vote in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless it qualifies as an irrevocable proxy under the Act.

         Section 2.11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by the officer, agent or proxy as the bylaws of that corporation may prescribe, or, in the absence of such provision, as the board of directors of the other corporation may determine.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of the shares into his name.

         Shares standing in the name of a receiver may be voted by the receiver, and shares held by or under the control of a receiver may be voted by the receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 2.12. Action. Approval of actions by Shareholders shall be in accordance with the requirements of the Act, except to the extent otherwise provided by the Articles of Incorporation.


         Section 2.13. Order of Business. The order of business at the annual meeting, and so far as practicable at all other meetings of Shareholders, shall be as follows:

         1.       Proof of notice of the meeting

         2. Determination of a quorum
         3. Reading and disposal of unapproved minutes
         4. Reports of officers and committees
         5. Election of directors
         6. Unfinished business
         7. New business
         8. Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural disputes that might arise in a Shareholders' meeting.


                                   ARTICLE III

                                    DIRECTORS

         Section 3.01. Authority. The Board of Directors shall have ultimate authority over the conduct and management of the business and affairs of the Corporation.

         Section 3.02. Number. The Corporation shall have three Directors. The number of Directors may be increased or decreased from time to time by the Board of Directors by a number that is thirty percent (30%) or less of the number of Directors last elected by the Shareholders. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

         Section 3.03. Tenure. Each Director shall hold office from the date of his election and qualification until his successor shall have been duly elected and qualified, or until his earlier removal, resignation, death, or incapacity. An election of all Directors by the Shareholders shall be held at each annual meeting of the Corporation's Shareholders.

         Section 3.04. Removal. Any Director may be removed from office, with or without cause, by a vote of the holders of a majority of the shares of the Corporation's voting stock. Any Director may be removed from office with cause by a majority vote of the Board of Directors at a meeting at which only the removal and replacement of the Director or Directors in question shall be considered.

         Section 3.05. Vacancies. The Shareholders shall elect a new Director to fill any vacancy on the Board of Directors in the same manner and subject to the same restrictions and voting rights as apply to the election of the Director whose removal, resignation, death, or newly created directorship created the vacancy.

         Section 3.06. Regular Meetings. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of Shareholders. The Board of Directors may by resolution provide for the holding of additional regular meetings without notice other than such resolution; provided, however, the resolution shall fix the date, time, and place (which may be anywhere within or without the State of the Corporation's Principal Office) for these regular meetings. Notwithstanding the foregoing, any action of the Board of Directors may be taken by unanimous written consent of the Directors, which action shall have the same validity as if taken at a regular meeting of the Board of Directors.

         Section 3.07. Special Meetings; Notice of Special Meeting. Special meetings of the Board of Directors may be called for any lawful purpose or purposes by any Director or the President of the Corporation. The person calling a special meeting shall give, or cause to be given, to each Director at his business address, notice of the date, time and place of the meeting by any normal means of communication not less than seventy-two hours nor more than sixty days prior thereto. The notices may, but need not, describe the purpose of the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail at the Director's business address, with postage thereon prepaid. If notice is given by telegram, the notice shall be deemed delivered when the telegram is delivered to the telegraph company. Any time or place fixed for a special meeting must permit participation in the meeting by means of telecommunications as authorized below.

         Section 3.08. Waiver of Notice of Special Meetings. Notice of a special meeting need not be given to any Director who signs a waiver of notice either before or after the meeting. The attendance of a Director at a special Directors meeting shall constitute a waiver of notice of that meeting, except where the Director attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.09. Participation by Telecommunications. Any Director may participate in, and be regarded as present at, any meeting of the Board of Directors by means of conference telephone or any other means of communication by which all persons participating in the meeting can hear each other at the same time.

         Section 3.10. Quorum. A majority of Directors in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

         Section 3.11. Action. The Board of Directors shall take action pursuant to resolutions adopted by the affirmative vote of a majority of the Directors participating in a meeting at which a quorum is present, or the affirmative vote of a greater number of Directors where required by the Corporation's Articles of Incorporation or otherwise by law.

         Section 3.12. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors at an annual, regular, or special meeting may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Directors.

         Section 3.13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of such action.

         Section 3.14. Committees. The Board of Directors may by resolution designate and delegate authority to an Executive Committee and other committees with such authority as may be permitted by the Act. Special meetings of any committee may be called at any time by any Director who is a member of the committee or by any person entitled to call a special meeting of the full Board of Directors. Except as otherwise provided in the section, the conduct of all meetings of any committee, including notice thereof, shall be governed by Sections 3.06 through 3.13 of this Article. In the absence or disqualification of a member of a committee, the member or members present at the meeting and not disqualified from voting may, regardless of the presence of a quorum, unanimously appoint another member of the Board of Directors to act at the committee meeting in place of the absent or disqualified member.

         Section 3.15. Compensation. The Board of Directors may by resolution authorize payment to all Directors of a uniform fixed sum for attendance at each meeting or a uniform stated salary as a Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore. The Board of Directors may also by resolution authorize the payment of reimbursement of all expenses of each Director related to the Director's attendance at meetings.

         Section 3.16. Order of Business. The order of business at all meetings of the Board of Directors shall be:

         1.       Determination of a quorum
         2.       Reading and disposal of all unapproved minutes
         3.       Reports of officers and committees
         4.       Unfinished business
         5.       New business
         6.       Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural dispute that might arise in a Board of Directors' meeting.


                                   ARTICLE IV

                                    OFFICERS

         Section 4.01. In General. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Vice President, a Secretary and a Treasurer and such additional vice presidents, assistant secretaries, assistant treasurers and other officers and agents as the Board of Directors deems advisable from time to time. All officers shall be appointed by the Board of Directors to serve at its pleasure. Except as may otherwise be provided by law or in the Articles of Incorporation, any officer may be removed by the Board of Directors at any time, with or without cause. Any vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired term. One person may hold two or more offices. Each officer shall exercise the authority and perform the duties as may be set forth in these Bylaws and any additional authority and duties as the Board of Directors shall determine from time to time.

         Section 4.02 Chief Executive Officer ("CEO"). The CEO shall be subject to the authority of the Board of Directors and shall manage the business and affairs of the Corporation. The CEO shall preside at all meetings of the Shareholders and all meetings of the Board of Directors, and shall see that the resolutions of the Board of Directors are put into effect. The CEO shall have full authority to execute on the Corporation's behalf any and all contracts, agreements, notes, bonds, deeds, mortgages, certificates, instruments, and other documents except as may be specifically limited by resolution of the Board of Directors.

         Section 4.03. President; Vice President. The President and Vice President shall be subject to the authority of the CEO and shall perform such duties as the CEO may direct.

         Section 4.04. Secretary. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Secretary shall serve under the direction of the CEO. The Secretary shall attend all meetings of the Shareholders and the Board of Directors and record the proceedings thereof. The Secretary shall give, or cause to be given, all notices in connection with such meetings. The Secretary shall be the custodian of the Corporate seal and affix the seal to any document requiring it.

         Section 4.05. Treasurer. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Treasurer shall serve under the direction of the CEO. The Treasurer shall, under the direction of the CEO, keep safe custody of the Corporation's funds and maintain complete and accurate books and records of account. The Treasurer shall upon request report to the Board of Directors on the financial condition of the Corporation.

         Section 4.06. Assistant Officers. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Assistant Secretaries and Assistant Treasurers, if any, shall serve under the immediate direction of the Secretary and the Treasurer, respectively, and under the ultimate direction of the CEO. The Assistant Officers shall assume the authority and perform the duties of their respective immediate superior officer as may be necessary in the absence, incapacity, or inability or refusal of such immediate superior officer to act. The seniority of Assistant Officers shall be determined from their dates of appointment unless the Board of Directors shall otherwise specify.

         Section 4.07. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving a salary by reason of the fact that he is also a Director of the Corporation.


                                    ARTICLE V

                                 INDEMNIFICATION

         Section 5.01. Scope. Every person who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to the Act, against all expenses, liabilities, and losses (including without limitation attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Shareholders, insurance, provision of law, or otherwise, as well as their rights under this Article.

         Section 5.02. Indemnification Plan. The Board of Directors may from time to time adopt an Indemnification Plan implementing the rights granted in
Section 5.01. This Indemnification Plan shall set forth in detail the mechanics of how the indemnification rights granted in Section 5.01 shall be exercised.

         Section 5.03. Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.


                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 6.01. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 6.02. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors, and such authority may be general or confined to specific instances.

         Section 6.03. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 6.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors or the CEO of the Corporation may select.


                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.01. Certificates for Shares. Certificates representing shares of capital stock of the Corporation shall state upon the face thereof the name of the person to whom issued, the number of shares, the par value per share and the fact that the Corporation is organized under the laws of the State of South Carolina. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon the making of an affidavit by the holder of record of the shares represented by such certificate setting forth the facts concerning the loss, theft or mutilation thereof and upon such bond or indemnity to the Corporation as the Board of Directors may prescribe. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is not imprudent to do so.

         Section 7.02. Transfer of Shares. Subject to the provisions of the Act and to any transfer restrictions binding on the Corporation, transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his agent, attorney-in-fact or other legal representative, who shall furnish proper evidence of authority to transfer, upon surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the stock transfer books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         Section 7.03. Voting of Shares in Other Corporations Owned By The Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of the other corporation by the CEO of the Corporation if he be present, or in his absence by the President or any Vice-President of the Corporation who may be present. Whenever, in the judgment of the CEO, or, in his absence, of the President or any Vice-President, it is desirable for the Corporation to execute a proxy or give a shareholders' consent in respect to any share or shares of stock issued by any other corporation and owned or controlled by the Corporation, the proxy or consent shall be executed in the name of the Corporation by the CEO, the President or one of the Vice-Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by the other corporation.

         Section 7.04.  Fiscal Year.  The fiscal year of the
Corporation shall be established, and may be altered, by resolution of the Board of Directors from time to time as the Board deems advisable.

         Section 7.05. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions as the Board of Directors deems advisable and as permitted by law.

         Section 7.06. Seal. The seal of the Corporation shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization, and the words
"Corporate Seal, State of South Carolina."

         Section 7.07. Amendments. These Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by the Directors, subject to the right of the shareholders to alter, adopt, amend, or repeal Bylaws as provided in the Act.

         Section 7.08. Severability. Any provision of these Bylaws, or any amendment or alteration thereof, which is determined to be in violation of the Act shall not in any way render any of the remaining provisions invalid.

         Section 7.09. References to Gender and Number Terms. In construing these Bylaws, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         Section 7.10. Headings. The Article and Section headings in these Bylaws are inserted for convenience only and are not part of the Bylaws.

         Section 7.11. Inspection of Records by Shareholders. A shareholder is entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the following records of the Corporation, if he gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy:

         (1) its Articles of Incorporation or Restated Articles of Incorporation and all amendments to them currently in effect;

         (2) its Bylaws or restated Bylaws and all amendments to them currently in effect;

         (3) resolutions adopted by its Board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

         (4) the minutes of all Shareholders' meetings, and records of all action taken by Shareholders without a meeting, for the past three years;

         (5) all written communications to Shareholders, generally, within the past three years, including the financial statements furnished for the past three years;

         (6) a list of the names and business addresses of its current Directors and Officers;

         (7) its most recent Annual Report delivered to the Secretary of State; and

         (8) all contracts or other written agreements between the Corporation and any of its Shareholders and all contracts or other written agreements between two or more of the Shareholders.

         A Shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the corporation if the Shareholder: gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, and his demand is made in good faith and for a proper purpose; he describes with reasonable particularity his purpose and the records he desires to inspect; and the records are directly connected with his purpose:

         (1) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not otherwise subject to inspection under this section of the Bylaws;

         (2)      account records of the Corporation; and

         (3)      the record of Shareholders.

         A Shareholder's agent or attorney has the same inspection and copying rights as the shareholder he represents. The right to copy records under this section includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

         Section 7.12. Reimbursement of Disallowed Compensation Expenses. Any payments made to a director or officer of the Corporation to compensate him for services rendered which shall be disallowed in whole or in part as a deductible expense for federal income tax purposes shall be reimbursed to the Corporation by such person to the full extent of such disallowance, together with interest thereon at the rate then in effect for interest on federal income tax deficiencies from the date of payment to the date of reimbursement, within sixty
(60) days of notice of the disallowance to such person by the Board of Directors. Such notice shall be promptly given upon a determination, as defined in Section 1313(a) of the Internal Revenue Code of 1986 (as now in effect and hereafter amended), that such payment shall be disallowed in whole or in part as a deductible expense for federal income tax purposes. It shall be the duty of the Board of Directors to enforce payment by such person of each such amount disallowed. In lieu of payment by such person, subject to the approval of the Board of Directors, proportionate amounts may be withheld from such person's future compensation payments until the full amount owed to the Corporation has been recovered. Reimbursement of such disallowed expenses shall constitute a condition of election to any office or directorship of the Corporation.

Approved as of June 26, 1995.

                                             ---------------------------------
                                             /s/ J.P. Cox
                                             ---------------------------------
                                                                   , Secretary

                                     BYLAWS

                                       OF

                           EMERGENT LENDING CORPORATION

                                    ARTICLE I

                          OFFICES AND REGISTERED AGENT

         Section 1.01. Principal Office. The Corporation shall maintain its Principal Office in the City of Greenville, State of South Carolina.

         Section 1.02. Registered Office. The Corporation shall maintain a Registered Office as required by the South Carolina Business Corporation Act, as amended from time to time (the "Act"), at a location in the State of South Carolina designated by the Board of Directors from time to time. In the absence of a contrary designation by the Board of Directors, the Registered Office of the Corporation shall be located at its Principal Office.

         Section 1.03. Other Offices. The Corporation may have such other offices within and without the State of South Carolina as the business of the Corporation may require from time to time. The authority to establish or close such other offices may be delegated by the Board of Directors to one or more of the Corporation's Officers.

         Section 1.04. Registered Agent. The Corporation shall maintain a Registered Agent as required by the Act who shall have a business office at the Corporation's Registered Office. The Registered Agent shall be designated by the Board of Directors from time to time to serve at its pleasure. In the absence of such designation the Registered Agent shall be the Corporation's Secretary.

         Section 1.05. Filings. In the absence of directions from the Board of Directors to the contrary, the Secretary of the Corporation shall cause the Corporation to maintain currently all filings respecting the Registered Office and Registered Agent with all governmental officials as required by the Act or otherwise by law.


                                   ARTICLE II

                                  SHAREHOLDERS

         Section 2.01. Annual Meetings. An annual meeting of the Corporation's Shareholders shall be held once each calendar year for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting. The annual meeting shall be held at the time and place designated by the Board of Directors from time to time. In the absence of any such designation, the annual meeting shall be held at the hour of ten o'clock in the morning on the second Tuesday of the third month following the Corporation's fiscal year-end; but if that day shall be a legal holiday, then such annual meeting shall be held on the next succeeding business day. The failure to hold the Annual Meeting shall have no effect on the validity of any action taken by the Corporation, its officers or Board of Directors.

         Section 2.02. Special Meetings. Special meetings of the Corporation's Shareholders may be called for any one or more lawful purposes by the Corporation's President, the Chairman of the Board of Directors, a majority of the Board of Directors, or by the written request describing the purpose for which the meeting is to be held which is filed by holders of record of not less than ten percent of the Corporation's outstanding shares entitled to be cast on any issue to be considered at the proposed special meeting. Special meetings of the Shareholders shall be held at the Corporation's Registered Office at the time designated in the notice of the meeting in accordance with Section 2.03; provided, however, that such meetings called by a majority of the Board of Directors may be held at such places as the Board of Directors may determine.

         Section 2.03. Notice of Meetings, Waiver or Notice. Written or printed notice of all meetings of Shareholders shall be delivered not less than ten nor more than fifty days before the meeting date, either personally or by registered or certified mail, to all Shareholders of record entitled to vote at such meeting. If mailed, the notice shall be deemed to be delivered when deposited with postage thereon prepaid in the United States mail, addressed to the shareholder at the shareholder's address as it appears on the Corporation's records, or if a Shareholder shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at that other address. The notice shall state the date, time, and place of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting was called. At the written request, delivered personally or by registered or certified mail, of the person or persons calling a special meeting of Shareholders, the President or Secretary of the Corporation shall fix the date and time of the meeting and provide notice thereof to the Shareholders as required above; provided, however, that the date of the meeting shall in no event be fixed less than ten or more than sixty days from the date the request was received. If the notice of the meeting is not given within fifteen days after the request is made to the President or Secretary, the person or persons calling the meeting may fix the date and time of the meeting and give or cause to be given the required notice. Notice of a meeting of Shareholders need not be given to any Shareholder who, in person or by proxy, signs a waiver of notice either before or after the meeting.

         Section 2.04. Quorum. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, at any meeting of Shareholders the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote thereat shall constitute a quorum for the transaction of any business properly before the meeting. Shares entitled to vote as a separate voting group on a matter may take action at a meeting only if a quorum of the shares in the separate voting group are present in person or by proxy at the meeting. In the absence of a quorum a meeting may be adjourned from time to time, in accordance with the provisions concerning adjournments contained elsewhere in these Bylaws, by the holders of a majority of the shares represented at the meeting in person or in proxy. At such adjourned meeting a quorum of Shareholders may transact any business as might have been properly transacted at the original meeting.

         Section 2.05. Transaction of Business. Business transacted at an annual meeting of Shareholders may include all such business as may properly come before the meeting. Business transacted at a special meeting of Shareholders shall be limited to the purposes stated in the notice of the meeting.

         Section 2.06. Shareholders of Record. For the purpose of determining Shareholders entitled to vote at any meeting of Shareholders, or entitled to receive dividends or other distributions, or in connection with any other proper purpose requiring a determination of Shareholders, the Board of Directors shall by resolution fix a record date for such determination. The date shall be not more than fifty and not less than ten days prior to the date on which the activity requiring the determination is to occur. The Shareholders of record appearing in the stock transfer books of the Corporation at the close of business on the record date so fixed shall constitute the Shareholders of right in respect of the activity in question. In the absence of action by the Board of Directors to fix a record date, the record date shall be ten days prior to the date on which the activity requiring a determination of Shareholders is to occur.

         Section 2.07. Voting. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, and subject to the provisions concerning Shareholders of record contained elsewhere in these Bylaws, a person (or his proxy) present at a meeting of Shareholders shall be entitled to one vote for each share of voting stock as to which such person is the Shareholder of Record.

         Section 2.08. Adjournments. A majority of the voting shares held by Shareholders of record present in person or by proxy at a meeting of Shareholders may adjourn a meeting from time to time to a date, time, and place fixed by notice as provided for above or, if such date is less than thirty days from the date of adjournment, to a date, time, and place fixed by the majority and announced at the original meeting prior to adjournment.


         Section 2.09. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof.

         Section 2.10. Proxies. At all meetings of Shareholders, a Shareholder may vote in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless it qualifies as an irrevocable proxy under the Act.

         Section 2.11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by the officer, agent or proxy as the bylaws of that corporation may prescribe, or, in the absence of such provision, as the board of directors of the other corporation may determine.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of the shares into his name.

         Shares standing in the name of a receiver may be voted by the receiver, and shares held by or under the control of a receiver may be voted by the receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 2.12. Action. Approval of actions by Shareholders shall be in accordance with the requirements of the Act, except to the extent otherwise provided by the Articles of Incorporation.


         Section 2.13. Order of Business. The order of business at the annual meeting, and so far as practicable at all other meetings of Shareholders, shall be as follows:

         1.       Proof of notice of the meeting

         2. Determination of a quorum
         3. Reading and disposal of unapproved minutes
         4. Reports of officers and committees
         5. Election of directors
         6. Unfinished business
         7. New business
         8. Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural disputes that might arise in a Shareholders' meeting.


                                   ARTICLE III

                                    DIRECTORS

         Section 3.01. Authority. The Board of Directors shall have ultimate authority over the conduct and management of the business and affairs of the Corporation.

         Section 3.02. Number. The Corporation shall have three Directors. The number of Directors may be increased or decreased from time to time by the Board of Directors by a number that is thirty percent (30%) or less of the number of Directors last elected by the Shareholders. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

         Section 3.03. Tenure. Each Director shall hold office from the date of his election and qualification until his successor shall have been duly elected and qualified, or until his earlier removal, resignation, death, or incapacity. An election of all Directors by the Shareholders shall be held at each annual meeting of the Corporation's Shareholders.

         Section 3.04. Removal. Any Director may be removed from office, with or without cause, by a vote of the holders of a majority of the shares of the Corporation's voting stock. Any Director may be removed from office with cause by a majority vote of the Board of Directors at a meeting at which only the removal and replacement of the Director or Directors in question shall be considered.

         Section 3.05. Vacancies. The Shareholders shall elect a new Director to fill any vacancy on the Board of Directors in the same manner and subject to the same restrictions and voting rights as apply to the election of the Director whose removal, resignation, death, or newly created directorship created the vacancy.

         Section 3.06. Regular Meetings. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of Shareholders. The Board of Directors may by resolution provide for the holding of additional regular meetings without notice other than such resolution; provided, however, the resolution shall fix the date, time, and place (which may be anywhere within or without the State of the Corporation's Principal Office) for these regular meetings. Notwithstanding the foregoing, any action of the Board of Directors may be taken by unanimous written consent of the Directors, which action shall have the same validity as if taken at a regular meeting of the Board of Directors.

         Section 3.07. Special Meetings; Notice of Special Meeting. Special meetings of the Board of Directors may be called for any lawful purpose or purposes by any Director or the President of the Corporation. The person calling a special meeting shall give, or cause to be given, to each Director at his business address, notice of the date, time and place of the meeting by any normal means of communication not less than seventy-two hours nor more than sixty days prior thereto. The notices may, but need not, describe the purpose of the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail at the Director's business address, with postage thereon prepaid. If notice is given by telegram, the notice shall be deemed delivered when the telegram is delivered to the telegraph company. Any time or place fixed for a special meeting must permit participation in the meeting by means of telecommunications as authorized below.

         Section 3.08. Waiver of Notice of Special Meetings. Notice of a special meeting need not be given to any Director who signs a waiver of notice either before or after the meeting. The attendance of a Director at a special Directors meeting shall constitute a waiver of notice of that meeting, except where the Director attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.09. Participation by Telecommunications. Any Director may participate in, and be regarded as present at, any meeting of the Board of Directors by means of conference telephone or any other means of communication by which all persons participating in the meeting can hear each other at the same time.

         Section 3.10. Quorum. A majority of Directors in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

         Section 3.11. Action. The Board of Directors shall take action pursuant to resolutions adopted by the affirmative vote of a majority of the Directors participating in a meeting at which a quorum is present, or the affirmative vote of a greater number of Directors where required by the Corporation's Articles of Incorporation or otherwise by law.

         Section 3.12. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors at an annual, regular, or special meeting may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Directors.

         Section 3.13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of such action.

         Section 3.14. Committees. The Board of Directors may by resolution designate and delegate authority to an Executive Committee and other committees with such authority as may be permitted by the Act. Special meetings of any committee may be called at any time by any Director who is a member of the committee or by any person entitled to call a special meeting of the full Board of Directors. Except as otherwise provided in the section, the conduct of all meetings of any committee, including notice thereof, shall be governed by Sections 3.06 through 3.13 of this Article. In the absence or disqualification of a member of a committee, the member or members present at the meeting and not disqualified from voting may, regardless of the presence of a quorum, unanimously appoint another member of the Board of Directors to act at the committee meeting in place of the absent or disqualified member.

         Section 3.15. Compensation. The Board of Directors may by resolution authorize payment to all Directors of a uniform fixed sum for attendance at each meeting or a uniform stated salary as a Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore. The Board of Directors may also by resolution authorize the payment of reimbursement of all expenses of each Director related to the Director's attendance at meetings.

         Section 3.16. Order of Business. The order of business at all meetings of the Board of Directors shall be:

         1.       Determination of a quorum
         2.       Reading and disposal of all unapproved minutes
         3.       Reports of officers and committees
         4.       Unfinished business
         5.       New business
         6.       Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural dispute that might arise in a Board of Directors' meeting.


                                   ARTICLE IV

                                    OFFICERS

         Section 4.01. In General. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Vice President, a Secretary and a Treasurer and such additional vice presidents, assistant secretaries, assistant treasurers and other officers and agents as the Board of Directors deems advisable from time to time. All officers shall be appointed by the Board of Directors to serve at its pleasure. Except as may otherwise be provided by law or in the Articles of Incorporation, any officer may be removed by the Board of Directors at any time, with or without cause. Any vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired term. One person may hold two or more offices. Each officer shall exercise the authority and perform the duties as may be set forth in these Bylaws and any additional authority and duties as the Board of Directors shall determine from time to time.

         Section 4.02 Chief Executive Officer ("CEO"). The CEO shall be subject to the authority of the Board of Directors and shall manage the business and affairs of the Corporation. The CEO shall preside at all meetings of the Shareholders and all meetings of the Board of Directors, and shall see that the resolutions of the Board of Directors are put into effect. The CEO shall have full authority to execute on the Corporation's behalf any and all contracts, agreements, notes, bonds, deeds, mortgages, certificates, instruments, and other documents except as may be specifically limited by resolution of the Board of Directors.

         Section 4.03. President; Vice President. The President and Vice President shall be subject to the authority of the CEO and shall perform such duties as the CEO may direct.

         Section 4.04. Secretary. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Secretary shall serve under the direction of the CEO. The Secretary shall attend all meetings of the Shareholders and the Board of Directors and record the proceedings thereof. The Secretary shall give, or cause to be given, all notices in connection with such meetings. The Secretary shall be the custodian of the Corporate seal and affix the seal to any document requiring it.

         Section 4.05. Treasurer. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Treasurer shall serve under the direction of the CEO. The Treasurer shall, under the direction of the CEO, keep safe custody of the Corporation's funds and maintain complete and accurate books and records of account. The Treasurer shall upon request report to the Board of Directors on the financial condition of the Corporation.

         Section 4.06. Assistant Officers. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Assistant Secretaries and Assistant Treasurers, if any, shall serve under the immediate direction of the Secretary and the Treasurer, respectively, and under the ultimate direction of the CEO. The Assistant Officers shall assume the authority and perform the duties of their respective immediate superior officer as may be necessary in the absence, incapacity, or inability or refusal of such immediate superior officer to act. The seniority of Assistant Officers shall be determined from their dates of appointment unless the Board of Directors shall otherwise specify.

         Section 4.07. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving a salary by reason of the fact that he is also a Director of the Corporation.


                                    ARTICLE V

                                 INDEMNIFICATION

         Section 5.01. Scope. Every person who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to the Act, against all expenses, liabilities, and losses (including without limitation attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Shareholders, insurance, provision of law, or otherwise, as well as their rights under this Article.

         Section 5.02. Indemnification Plan. The Board of Directors may from time to time adopt an Indemnification Plan implementing the rights granted in
Section 5.01. This Indemnification Plan shall set forth in detail the mechanics of how the indemnification rights granted in Section 5.01 shall be exercised.

         Section 5.03. Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.


                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 6.01. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 6.02. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors, and such authority may be general or confined to specific instances.

         Section 6.03. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 6.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors or the CEO of the Corporation may select.


                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.01. Certificates for Shares. Certificates representing shares of capital stock of the Corporation shall state upon the face thereof the name of the person to whom issued, the number of shares, the par value per share and the fact that the Corporation is organized under the laws of the State of South Carolina. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon the making of an affidavit by the holder of record of the shares represented by such certificate setting forth the facts concerning the loss, theft or mutilation thereof and upon such bond or indemnity to the Corporation as the Board of Directors may prescribe. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is not imprudent to do so.

         Section 7.02. Transfer of Shares. Subject to the provisions of the Act and to any transfer restrictions binding on the Corporation, transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his agent, attorney-in-fact or other legal representative, who shall furnish proper evidence of authority to transfer, upon surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the stock transfer books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         Section 7.03. Voting of Shares in Other Corporations Owned By The Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of the other corporation by the CEO of the Corporation if he be present, or in his absence by the President or any Vice-President of the Corporation who may be present. Whenever, in the judgment of the CEO, or, in his absence, of the President or any Vice-President, it is desirable for the Corporation to execute a proxy or give a shareholders' consent in respect to any share or shares of stock issued by any other corporation and owned or controlled by the Corporation, the proxy or consent shall be executed in the name of the Corporation by the CEO, the President or one of the Vice-Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by the other corporation.

         Section 7.04.  Fiscal Year.  The fiscal year of the
Corporation shall be established, and may be altered, by resolution of the Board of Directors from time to time as the Board deems advisable.

         Section 7.05. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions as the Board of Directors deems advisable and as permitted by law.

         Section 7.06. Seal. The seal of the Corporation shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization, and the words
"Corporate Seal, State of South Carolina."

         Section 7.07. Amendments. These Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by the Directors, subject to the right of the shareholders to alter, adopt, amend, or repeal Bylaws as provided in the Act.

         Section 7.08. Severability. Any provision of these Bylaws, or any amendment or alteration thereof, which is determined to be in violation of the Act shall not in any way render any of the remaining provisions invalid.

         Section 7.09. References to Gender and Number Terms. In construing these Bylaws, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         Section 7.10. Headings. The Article and Section headings in these Bylaws are inserted for convenience only and are not part of the Bylaws.

         Section 7.11. Inspection of Records by Shareholders. A shareholder is entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the following records of the Corporation, if he gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy:

         (1) its Articles of Incorporation or Restated Articles of Incorporation and all amendments to them currently in effect;

         (2) its Bylaws or restated Bylaws and all amendments to them currently in effect;

         (3) resolutions adopted by its Board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

         (4) the minutes of all Shareholders' meetings, and records of all action taken by Shareholders without a meeting, for the past three years;

         (5) all written communications to Shareholders, generally, within the past three years, including the financial statements furnished for the past three years;

         (6) a list of the names and business addresses of its current Directors and Officers;

         (7) its most recent Annual Report delivered to the Secretary of State; and

         (8) all contracts or other written agreements between the Corporation and any of its Shareholders and all contracts or other written agreements between two or more of the Shareholders.

         A Shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the corporation if the Shareholder: gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, and his demand is made in good faith and for a proper purpose; he describes with reasonable particularity his purpose and the records he desires to inspect; and the records are directly connected with his purpose:

         (1) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not otherwise subject to inspection under this section of the Bylaws;

         (2)      account records of the Corporation; and

         (3)      the record of Shareholders.

         A Shareholder's agent or attorney has the same inspection and copying rights as the shareholder he represents. The right to copy records under this section includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

         Section 7.12. Reimbursement of Disallowed Compensation Expenses. Any payments made to a director or officer of the Corporation to compensate him for services rendered which shall be disallowed in whole or in part as a deductible expense for federal income tax purposes shall be reimbursed to the Corporation by such person to the full extent of such disallowance, together with interest thereon at the rate then in effect for interest on federal income tax deficiencies from the date of payment to the date of reimbursement, within sixty
(60) days of notice of the disallowance to such person by the Board of Directors. Such notice shall be promptly given upon a determination, as defined in Section 1313(a) of the Internal Revenue Code of 1986 (as now in effect and hereafter amended), that such payment shall be disallowed in whole or in part as a deductible expense for federal income tax purposes. It shall be the duty of the Board of Directors to enforce payment by such person of each such amount disallowed. In lieu of payment by such person, subject to the approval of the Board of Directors, proportionate amounts may be withheld from such person's future compensation payments until the full amount owed to the Corporation has been recovered. Reimbursement of such disallowed expenses shall constitute a condition of election to any office or directorship of the Corporation.

Approved as of _____________________, 1996.

                                             ---------------------------------

                                             ---------------------------------
                                                                   , Secretary

                                     BYLAWS

                                       OF

                      EMERGENT MORTGAGE CORP. OF TENNESSEE

                                    ARTICLE I

                          OFFICES AND REGISTERED AGENT

         Section 1.01. Principal Office. The Corporation shall maintain its Principal Office in the City of Greenville, State of South Carolina.

         Section 1.02. Registered Office. The Corporation shall maintain a Registered Office as required by the South Carolina Business Corporation Act, as amended from time to time (the "Act"), at a location in the State of South Carolina designated by the Board of Directors from time to time. In the absence of a contrary designation by the Board of Directors, the Registered Office of the Corporation shall be located at its Principal Office.

         Section 1.03. Other Offices. The Corporation may have such other offices within and without the State of South Carolina as the business of the Corporation may require from time to time. The authority to establish or close such other offices may be delegated by the Board of Directors to one or more of the Corporation's Officers.

         Section 1.04. Registered Agent. The Corporation shall maintain a Registered Agent as required by the Act who shall have a business office at the Corporation's Registered Office. The Registered Agent shall be designated by the Board of Directors from time to time to serve at its pleasure. In the absence of such designation the Registered Agent shall be the Corporation's Secretary.

         Section 1.05. Filings. In the absence of directions from the Board of Directors to the contrary, the Secretary of the Corporation shall cause the Corporation to maintain currently all filings respecting the Registered Office and Registered Agent with all governmental officials as required by the Act or otherwise by law.


                                   ARTICLE II

                                  SHAREHOLDERS

         Section 2.01. Annual Meetings. An annual meeting of the Corporation's Shareholders shall be held once each calendar year for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting. The annual meeting shall be held at the time and place designated by the Board of Directors from time to time. In the absence of any such designation, the annual meeting shall be held at the hour of ten o'clock in the morning on the second Tuesday of the third month following the Corporation's fiscal year-end; but if that day shall be a legal holiday, then such annual meeting shall be held on the next succeeding business day. The failure to hold the Annual Meeting shall have no effect on the validity of any action taken by the Corporation, its officers or Board of Directors.

         Section 2.02. Special Meetings. Special meetings of the Corporation's Shareholders may be called for any one or more lawful purposes by the Corporation's President, the Chairman of the Board of Directors, a majority of the Board of Directors, or by the written request describing the purpose for which the meeting is to be held which is filed by holders of record of not less than ten percent of the Corporation's outstanding shares entitled to be cast on any issue to be considered at the proposed special meeting. Special meetings of the Shareholders shall be held at the Corporation's Registered Office at the time designated in the notice of the meeting in accordance with Section 2.03; provided, however, that such meetings called by a majority of the Board of Directors may be held at such places as the Board of Directors may determine.

         Section 2.03. Notice of Meetings, Waiver or Notice. Written or printed notice of all meetings of Shareholders shall be delivered not less than ten nor more than fifty days before the meeting date, either personally or by registered or certified mail, to all Shareholders of record entitled to vote at such meeting. If mailed, the notice shall be deemed to be delivered when deposited with postage thereon prepaid in the United States mail, addressed to the shareholder at the shareholder's address as it appears on the Corporation's records, or if a Shareholder shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at that other address. The notice shall state the date, time, and place of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting was called. At the written request, delivered personally or by registered or certified mail, of the person or persons calling a special meeting of Shareholders, the President or Secretary of the Corporation shall fix the date and time of the meeting and provide notice thereof to the Shareholders as required above; provided, however, that the date of the meeting shall in no event be fixed less than ten or more than sixty days from the date the request was received. If the notice of the meeting is not given within fifteen days after the request is made to the President or Secretary, the person or persons calling the meeting may fix the date and time of the meeting and give or cause to be given the required notice. Notice of a meeting of Shareholders need not be given to any Shareholder who, in person or by proxy, signs a waiver of notice either before or after the meeting.

         Section 2.04. Quorum. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, at any meeting of Shareholders the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote thereat shall constitute a quorum for the transaction of any business properly before the meeting. Shares entitled to vote as a separate voting group on a matter may take action at a meeting only if a quorum of the shares in the separate voting group are present in person or by proxy at the meeting. In the absence of a quorum a meeting may be adjourned from time to time, in accordance with the provisions concerning adjournments contained elsewhere in these Bylaws, by the holders of a majority of the shares represented at the meeting in person or in proxy. At such adjourned meeting a quorum of Shareholders may transact any business as might have been properly transacted at the original meeting.

         Section 2.05. Transaction of Business. Business transacted at an annual meeting of Shareholders may include all such business as may properly come before the meeting. Business transacted at a special meeting of Shareholders shall be limited to the purposes stated in the notice of the meeting.

         Section 2.06. Shareholders of Record. For the purpose of determining Shareholders entitled to vote at any meeting of Shareholders, or entitled to receive dividends or other distributions, or in connection with any other proper purpose requiring a determination of Shareholders, the Board of Directors shall by resolution fix a record date for such determination. The date shall be not more than fifty and not less than ten days prior to the date on which the activity requiring the determination is to occur. The Shareholders of record appearing in the stock transfer books of the Corporation at the close of business on the record date so fixed shall constitute the Shareholders of right in respect of the activity in question. In the absence of action by the Board of Directors to fix a record date, the record date shall be ten days prior to the date on which the activity requiring a determination of Shareholders is to occur.

         Section 2.07. Voting. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, and subject to the provisions concerning Shareholders of record contained elsewhere in these Bylaws, a person (or his proxy) present at a meeting of Shareholders shall be entitled to one vote for each share of voting stock as to which such person is the Shareholder of Record.

         Section 2.08. Adjournments. A majority of the voting shares held by Shareholders of record present in person or by proxy at a meeting of Shareholders may adjourn a meeting from time to time to a date, time, and place fixed by notice as provided for above or, if such date is less than thirty days from the date of adjournment, to a date, time, and place fixed by the majority and announced at the original meeting prior to adjournment.


         Section 2.09. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof.

         Section 2.10. Proxies. At all meetings of Shareholders, a Shareholder may vote in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless it qualifies as an irrevocable proxy under the Act.

         Section 2.11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by the officer, agent or proxy as the bylaws of that corporation may prescribe, or, in the absence of such provision, as the board of directors of the other corporation may determine.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of the shares into his name.

         Shares standing in the name of a receiver may be voted by the receiver, and shares held by or under the control of a receiver may be voted by the receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 2.12. Action. Approval of actions by Shareholders shall be in accordance with the requirements of the Act, except to the extent otherwise provided by the Articles of Incorporation.


         Section 2.13. Order of Business. The order of business at the annual meeting, and so far as practicable at all other meetings of Shareholders, shall be as follows:

         1.       Proof of notice of the meeting

         2. Determination of a quorum
         3. Reading and disposal of unapproved minutes
         4. Reports of officers and committees
         5. Election of directors
         6. Unfinished business
         7. New business
         8. Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural disputes that might arise in a Shareholders' meeting.


                                   ARTICLE III

                                    DIRECTORS

         Section 3.01. Authority. The Board of Directors shall have ultimate authority over the conduct and management of the business and affairs of the Corporation.

         Section 3.02. Number. The Corporation shall have three Directors. The number of Directors may be increased or decreased from time to time by the Board of Directors by a number that is thirty percent (30%) or less of the number of Directors last elected by the Shareholders. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

         Section 3.03. Tenure. Each Director shall hold office from the date of his election and qualification until his successor shall have been duly elected and qualified, or until his earlier removal, resignation, death, or incapacity. An election of all Directors by the Shareholders shall be held at each annual meeting of the Corporation's Shareholders.

         Section 3.04. Removal. Any Director may be removed from office, with or without cause, by a vote of the holders of a majority of the shares of the Corporation's voting stock. Any Director may be removed from office with cause by a majority vote of the Board of Directors at a meeting at which only the removal and replacement of the Director or Directors in question shall be considered.

         Section 3.05. Vacancies. The Shareholders shall elect a new Director to fill any vacancy on the Board of Directors in the same manner and subject to the same restrictions and voting rights as apply to the election of the Director whose removal, resignation, death, or newly created directorship created the vacancy.

         Section 3.06. Regular Meetings. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of Shareholders. The Board of Directors may by resolution provide for the holding of additional regular meetings without notice other than such resolution; provided, however, the resolution shall fix the date, time, and place (which may be anywhere within or without the State of the Corporation's Principal Office) for these regular meetings. Notwithstanding the foregoing, any action of the Board of Directors may be taken by unanimous written consent of the Directors, which action shall have the same validity as if taken at a regular meeting of the Board of Directors.

         Section 3.07. Special Meetings; Notice of Special Meeting. Special meetings of the Board of Directors may be called for any lawful purpose or purposes by any Director or the President of the Corporation. The person calling a special meeting shall give, or cause to be given, to each Director at his business address, notice of the date, time and place of the meeting by any normal means of communication not less than seventy-two hours nor more than sixty days prior thereto. The notices may, but need not, describe the purpose of the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail at the Director's business address, with postage thereon prepaid. If notice is given by telegram, the notice shall be deemed delivered when the telegram is delivered to the telegraph company. Any time or place fixed for a special meeting must permit participation in the meeting by means of telecommunications as authorized below.

         Section 3.08. Waiver of Notice of Special Meetings. Notice of a special meeting need not be given to any Director who signs a waiver of notice either before or after the meeting. The attendance of a Director at a special Directors meeting shall constitute a waiver of notice of that meeting, except where the Director attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.09. Participation by Telecommunications. Any Director may participate in, and be regarded as present at, any meeting of the Board of Directors by means of conference telephone or any other means of communication by which all persons participating in the meeting can hear each other at the same time.

         Section 3.10. Quorum. A majority of Directors in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

         Section 3.11. Action. The Board of Directors shall take action pursuant to resolutions adopted by the affirmative vote of a majority of the Directors participating in a meeting at which a quorum is present, or the affirmative vote of a greater number of Directors where required by the Corporation's Articles of Incorporation or otherwise by law.

         Section 3.12. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors at an annual, regular, or special meeting may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Directors.

         Section 3.13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of such action.

         Section 3.14. Committees. The Board of Directors may by resolution designate and delegate authority to an Executive Committee and other committees with such authority as may be permitted by the Act. Special meetings of any committee may be called at any time by any Director who is a member of the committee or by any person entitled to call a special meeting of the full Board of Directors. Except as otherwise provided in the section, the conduct of all meetings of any committee, including notice thereof, shall be governed by Sections 3.06 through 3.13 of this Article. In the absence or disqualification of a member of a committee, the member or members present at the meeting and not disqualified from voting may, regardless of the presence of a quorum, unanimously appoint another member of the Board of Directors to act at the committee meeting in place of the absent or disqualified member.

         Section 3.15. Compensation. The Board of Directors may by resolution authorize payment to all Directors of a uniform fixed sum for attendance at each meeting or a uniform stated salary as a Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore. The Board of Directors may also by resolution authorize the payment of reimbursement of all expenses of each Director related to the Director's attendance at meetings.

         Section 3.16. Order of Business. The order of business at all meetings of the Board of Directors shall be:

         1.       Determination of a quorum
         2.       Reading and disposal of all unapproved minutes
         3.       Reports of officers and committees
         4.       Unfinished business
         5.       New business
         6.       Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural dispute that might arise in a Board of Directors' meeting.


                                   ARTICLE IV

                                    OFFICERS

         Section 4.01. In General. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Vice President, a Secretary and a Treasurer and such additional vice presidents, assistant secretaries, assistant treasurers and other officers and agents as the Board of Directors deems advisable from time to time. All officers shall be appointed by the Board of Directors to serve at its pleasure. Except as may otherwise be provided by law or in the Articles of Incorporation, any officer may be removed by the Board of Directors at any time, with or without cause. Any vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired term. One person may hold two or more offices. Each officer shall exercise the authority and perform the duties as may be set forth in these Bylaws and any additional authority and duties as the Board of Directors shall determine from time to time.

         Section 4.02 Chief Executive Officer ("CEO"). The CEO shall be subject to the authority of the Board of Directors and shall manage the business and affairs of the Corporation. The CEO shall preside at all meetings of the Shareholders and all meetings of the Board of Directors, and shall see that the resolutions of the Board of Directors are put into effect. The CEO shall have full authority to execute on the Corporation's behalf any and all contracts, agreements, notes, bonds, deeds, mortgages, certificates, instruments, and other documents except as may be specifically limited by resolution of the Board of Directors.

         Section 4.03. President; Vice President. The President and Vice President shall be subject to the authority of the CEO and shall perform such duties as the CEO may direct.

         Section 4.04. Secretary. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Secretary shall serve under the direction of the CEO. The Secretary shall attend all meetings of the Shareholders and the Board of Directors and record the proceedings thereof. The Secretary shall give, or cause to be given, all notices in connection with such meetings. The Secretary shall be the custodian of the Corporate seal and affix the seal to any document requiring it.

         Section 4.05. Treasurer. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Treasurer shall serve under the direction of the CEO. The Treasurer shall, under the direction of the CEO, keep safe custody of the Corporation's funds and maintain complete and accurate books and records of account. The Treasurer shall upon request report to the Board of Directors on the financial condition of the Corporation.

         Section 4.06. Assistant Officers. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Assistant Secretaries and Assistant Treasurers, if any, shall serve under the immediate direction of the Secretary and the Treasurer, respectively, and under the ultimate direction of the CEO. The Assistant Officers shall assume the authority and perform the duties of their respective immediate superior officer as may be necessary in the absence, incapacity, or inability or refusal of such immediate superior officer to act. The seniority of Assistant Officers shall be determined from their dates of appointment unless the Board of Directors shall otherwise specify.

         Section 4.07. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving a salary by reason of the fact that he is also a Director of the Corporation.


                                    ARTICLE V

                                 INDEMNIFICATION

         Section 5.01. Scope. Every person who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to the Act, against all expenses, liabilities, and losses (including without limitation attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Shareholders, insurance, provision of law, or otherwise, as well as their rights under this Article.

         Section 5.02. Indemnification Plan. The Board of Directors may from time to time adopt an Indemnification Plan implementing the rights granted in
Section 5.01. This Indemnification Plan shall set forth in detail the mechanics of how the indemnification rights granted in Section 5.01 shall be exercised.

         Section 5.03. Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.


                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 6.01. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 6.02. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors, and such authority may be general or confined to specific instances.

         Section 6.03. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 6.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors or the CEO of the Corporation may select.


                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.01. Certificates for Shares. Certificates representing shares of capital stock of the Corporation shall state upon the face thereof the name of the person to whom issued, the number of shares, the par value per share and the fact that the Corporation is organized under the laws of the State of South Carolina. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon the making of an affidavit by the holder of record of the shares represented by such certificate setting forth the facts concerning the loss, theft or mutilation thereof and upon such bond or indemnity to the Corporation as the Board of Directors may prescribe. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is not imprudent to do so.

         Section 7.02. Transfer of Shares. Subject to the provisions of the Act and to any transfer restrictions binding on the Corporation, transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his agent, attorney-in-fact or other legal representative, who shall furnish proper evidence of authority to transfer, upon surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the stock transfer books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         Section 7.03. Voting of Shares in Other Corporations Owned By The Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of the other corporation by the CEO of the Corporation if he be present, or in his absence by the President or any Vice-President of the Corporation who may be present. Whenever, in the judgment of the CEO, or, in his absence, of the President or any Vice-President, it is desirable for the Corporation to execute a proxy or give a shareholders' consent in respect to any share or shares of stock issued by any other corporation and owned or controlled by the Corporation, the proxy or consent shall be executed in the name of the Corporation by the CEO, the President or one of the Vice-Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by the other corporation.

         Section 7.04.  Fiscal Year.  The fiscal year of the
Corporation shall be established, and may be altered, by resolution of the Board of Directors from time to time as the Board deems advisable.

         Section 7.05. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions as the Board of Directors deems advisable and as permitted by law.

         Section 7.06. Seal. The seal of the Corporation shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization, and the words
"Corporate Seal, State of South Carolina."

         Section 7.07. Amendments. These Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by the Directors, subject to the right of the shareholders to alter, adopt, amend, or repeal Bylaws as provided in the Act.

         Section 7.08. Severability. Any provision of these Bylaws, or any amendment or alteration thereof, which is determined to be in violation of the Act shall not in any way render any of the remaining provisions invalid.

         Section 7.09. References to Gender and Number Terms. In construing these Bylaws, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         Section 7.10. Headings. The Article and Section headings in these Bylaws are inserted for convenience only and are not part of the Bylaws.

         Section 7.11. Inspection of Records by Shareholders. A shareholder is entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the following records of the Corporation, if he gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy:

         (1) its Articles of Incorporation or Restated Articles of Incorporation and all amendments to them currently in effect;

         (2) its Bylaws or restated Bylaws and all amendments to them currently in effect;

         (3) resolutions adopted by its Board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

         (4) the minutes of all Shareholders' meetings, and records of all action taken by Shareholders without a meeting, for the past three years;

         (5) all written communications to Shareholders, generally, within the past three years, including the financial statements furnished for the past three years;

         (6) a list of the names and business addresses of its current Directors and Officers;

         (7) its most recent Annual Report delivered to the Secretary of State; and

         (8) all contracts or other written agreements between the Corporation and any of its Shareholders and all contracts or other written agreements between two or more of the Shareholders.

         A Shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the corporation if the Shareholder: gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, and his demand is made in good faith and for a proper purpose; he describes with reasonable particularity his purpose and the records he desires to inspect; and the records are directly connected with his purpose:

         (1) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not otherwise subject to inspection under this section of the Bylaws;

         (2)      account records of the Corporation; and

         (3)      the record of Shareholders.

         A Shareholder's agent or attorney has the same inspection and copying rights as the shareholder he represents. The right to copy records under this section includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

         Section 7.12. Reimbursement of Disallowed Compensation Expenses. Any payments made to a director or officer of the Corporation to compensate him for services rendered which shall be disallowed in whole or in part as a deductible expense for federal income tax purposes shall be reimbursed to the Corporation by such person to the full extent of such disallowance, together with interest thereon at the rate then in effect for interest on federal income tax deficiencies from the date of payment to the date of reimbursement, within sixty
(60) days of notice of the disallowance to such person by the Board of Directors. Such notice shall be promptly given upon a determination, as defined in Section 1313(a) of the Internal Revenue Code of 1986 (as now in effect and hereafter amended), that such payment shall be disallowed in whole or in part as a deductible expense for federal income tax purposes. It shall be the duty of the Board of Directors to enforce payment by such person of each such amount disallowed. In lieu of payment by such person, subject to the approval of the Board of Directors, proportionate amounts may be withheld from such person's future compensation payments until the full amount owed to the Corporation has been recovered. Reimbursement of such disallowed expenses shall constitute a condition of election to any office or directorship of the Corporation.

Approved as of February 14, 1997.
                                             /s/ J.P. Cox
                                             ---------------------------------
                                                 J.P. Cox
                                             ---------------------------------
                                                                   , Secretary

                                     BYLAWS

                                       OF

                         EMERGENT EQUITY ADVISORS, INC.

                                    ARTICLE I

                          OFFICES AND REGISTERED AGENT

         Section 1.01. Principal Office. The Corporation shall maintain its Principal Office in the City of Greenville, State of South Carolina.

         Section 1.02. Registered Office. The Corporation shall maintain a Registered Office as required by the South Carolina Business Corporation Act, as amended from time to time (the "Act"), at a location in the State of South Carolina designated by the Board of Directors from time to time. In the absence of a contrary designation by the Board of Directors, the Registered Office of the Corporation shall be located at its Principal Office.

         Section 1.03. Other Offices. The Corporation may have such other offices within and without the State of South Carolina as the business of the Corporation may require from time to time. The authority to establish or close such other offices may be delegated by the Board of Directors to one or more of the Corporation's Officers.

         Section 1.04. Registered Agent. The Corporation shall maintain a Registered Agent as required by the Act who shall have a business office at the Corporation's Registered Office. The Registered Agent shall be designated by the Board of Directors from time to time to serve at its pleasure. In the absence of such designation the Registered Agent shall be the Corporation's Secretary.

         Section 1.05. Filings. In the absence of directions from the Board of Directors to the contrary, the Secretary of the Corporation shall cause the Corporation to maintain currently all filings respecting the Registered Office and Registered Agent with all governmental officials as required by the Act or otherwise by law.


                                   ARTICLE II

                                  SHAREHOLDERS

         Section 2.01. Annual Meetings. An annual meeting of the Corporation's Shareholders shall be held once each calendar year for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting. The annual meeting shall be held at the time and place designated by the Board of Directors from time to time. In the absence of any such designation, the annual meeting shall be held at the hour of ten o'clock in the morning on the second Tuesday of the third month following the Corporation's fiscal year-end; but if that day shall be a legal holiday, then such annual meeting shall be held on the next succeeding business day. The failure to hold the Annual Meeting shall have no effect on the validity of any action taken by the Corporation, its officers or Board of Directors.

         Section 2.02. Special Meetings. Special meetings of the Corporation's Shareholders may be called for any one or more lawful purposes by the Corporation's President, the Chairman of the Board of Directors, a majority of the Board of Directors, or by the written request describing the purpose for which the meeting is to be held which is filed by holders of record of not less than ten percent of the Corporation's outstanding shares entitled to be cast on any issue to be considered at the proposed special meeting. Special meetings of the Shareholders shall be held at the Corporation's Registered Office at the time designated in the notice of the meeting in accordance with Section 2.03; provided, however, that such meetings called by a majority of the Board of Directors may be held at such places as the Board of Directors may determine.

         Section 2.03. Notice of Meetings, Waiver or Notice. Written or printed notice of all meetings of Shareholders shall be delivered not less than ten nor more than fifty days before the meeting date, either personally or by registered or certified mail, to all Shareholders of record entitled to vote at such meeting. If mailed, the notice shall be deemed to be delivered when deposited with postage thereon prepaid in the United States mail, addressed to the shareholder at the shareholder's address as it appears on the Corporation's records, or if a Shareholder shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at that other address. The notice shall state the date, time, and place of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting was called. At the written request, delivered personally or by registered or certified mail, of the person or persons calling a special meeting of Shareholders, the President or Secretary of the Corporation shall fix the date and time of the meeting and provide notice thereof to the Shareholders as required above; provided, however, that the date of the meeting shall in no event be fixed less than ten or more than sixty days from the date the request was received. If the notice of the meeting is not given within fifteen days after the request is made to the President or Secretary, the person or persons calling the meeting may fix the date and time of the meeting and give or cause to be given the required notice. Notice of a meeting of Shareholders need not be given to any Shareholder who, in person or by proxy, signs a waiver of notice either before or after the meeting.

         Section 2.04. Quorum. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, at any meeting of Shareholders the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote thereat shall constitute a quorum for the transaction of any business properly before the meeting. Shares entitled to vote as a separate voting group on a matter may take action at a meeting only if a quorum of the shares in the separate voting group are present in person or by proxy at the meeting. In the absence of a quorum a meeting may be adjourned from time to time, in accordance with the provisions concerning adjournments contained elsewhere in these Bylaws, by the holders of a majority of the shares represented at the meeting in person or in proxy. At such adjourned meeting a quorum of Shareholders may transact any business as might have been properly transacted at the original meeting.

         Section 2.05. Transaction of Business. Business transacted at an annual meeting of Shareholders may include all such business as may properly come before the meeting. Business transacted at a special meeting of Shareholders shall be limited to the purposes stated in the notice of the meeting.

         Section 2.06. Shareholders of Record. For the purpose of determining Shareholders entitled to vote at any meeting of Shareholders, or entitled to receive dividends or other distributions, or in connection with any other proper purpose requiring a determination of Shareholders, the Board of Directors shall by resolution fix a record date for such determination. The date shall be not more than fifty and not less than ten days prior to the date on which the activity requiring the determination is to occur. The Shareholders of record appearing in the stock transfer books of the Corporation at the close of business on the record date so fixed shall constitute the Shareholders of right in respect of the activity in question. In the absence of action by the Board of Directors to fix a record date, the record date shall be ten days prior to the date on which the activity requiring a determination of Shareholders is to occur.

         Section 2.07. Voting. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, and subject to the provisions concerning Shareholders of record contained elsewhere in these Bylaws, a person (or his proxy) present at a meeting of Shareholders shall be entitled to one vote for each share of voting stock as to which such person is the Shareholder of Record.

         Section 2.08. Adjournments. A majority of the voting shares held by Shareholders of record present in person or by proxy at a meeting of Shareholders may adjourn a meeting from time to time to a date, time, and place fixed by notice as provided for above or, if such date is less than thirty days from the date of adjournment, to a date, time, and place fixed by the majority and announced at the original meeting prior to adjournment.


         Section 2.09. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof.

         Section 2.10. Proxies. At all meetings of Shareholders, a Shareholder may vote in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless it qualifies as an irrevocable proxy under the Act.

         Section 2.11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by the officer, agent or proxy as the bylaws of that corporation may prescribe, or, in the absence of such provision, as the board of directors of the other corporation may determine.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of the shares into his name.

         Shares standing in the name of a receiver may be voted by the receiver, and shares held by or under the control of a receiver may be voted by the receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 2.12. Action. Approval of actions by Shareholders shall be in accordance with the requirements of the Act, except to the extent otherwise provided by the Articles of Incorporation.


         Section 2.13. Order of Business. The order of business at the annual meeting, and so far as practicable at all other meetings of Shareholders, shall be as follows:

         1.       Proof of notice of the meeting

         2. Determination of a quorum
         3. Reading and disposal of unapproved minutes
         4. Reports of officers and committees
         5. Election of directors
         6. Unfinished business
         7. New business
         8. Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural disputes that might arise in a Shareholders' meeting.


                                   ARTICLE III

                                    DIRECTORS

         Section 3.01. Authority. The Board of Directors shall have ultimate authority over the conduct and management of the business and affairs of the Corporation.

         Section 3.02. Number. The Corporation shall have three Directors. The number of Directors may be increased or decreased from time to time by the Board of Directors by a number that is thirty percent (30%) or less of the number of Directors last elected by the Shareholders. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

         Section 3.03. Tenure. Each Director shall hold office from the date of his election and qualification until his successor shall have been duly elected and qualified, or until his earlier removal, resignation, death, or incapacity. An election of all Directors by the Shareholders shall be held at each annual meeting of the Corporation's Shareholders.

         Section 3.04. Removal. Any Director may be removed from office, with or without cause, by a vote of the holders of a majority of the shares of the Corporation's voting stock. Any Director may be removed from office with cause by a majority vote of the Board of Directors at a meeting at which only the removal and replacement of the Director or Directors in question shall be considered.

         Section 3.05. Vacancies. The Shareholders shall elect a new Director to fill any vacancy on the Board of Directors in the same manner and subject to the same restrictions and voting rights as apply to the election of the Director whose removal, resignation, death, or newly created directorship created the vacancy.

         Section 3.06. Regular Meetings. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of Shareholders. The Board of Directors may by resolution provide for the holding of additional regular meetings without notice other than such resolution; provided, however, the resolution shall fix the date, time, and place (which may be anywhere within or without the State of the Corporation's Principal Office) for these regular meetings. Notwithstanding the foregoing, any action of the Board of Directors may be taken by unanimous written consent of the Directors, which action shall have the same validity as if taken at a regular meeting of the Board of Directors.

         Section 3.07. Special Meetings; Notice of Special Meeting. Special meetings of the Board of Directors may be called for any lawful purpose or purposes by any Director or the President of the Corporation. The person calling a special meeting shall give, or cause to be given, to each Director at his business address, notice of the date, time and place of the meeting by any normal means of communication not less than seventy-two hours nor more than sixty days prior thereto. The notices may, but need not, describe the purpose of the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail at the Director's business address, with postage thereon prepaid. If notice is given by telegram, the notice shall be deemed delivered when the telegram is delivered to the telegraph company. Any time or place fixed for a special meeting must permit participation in the meeting by means of telecommunications as authorized below.

         Section 3.08. Waiver of Notice of Special Meetings. Notice of a special meeting need not be given to any Director who signs a waiver of notice either before or after the meeting. The attendance of a Director at a special Directors meeting shall constitute a waiver of notice of that meeting, except where the Director attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.09. Participation by Telecommunications. Any Director may participate in, and be regarded as present at, any meeting of the Board of Directors by means of conference telephone or any other means of communication by which all persons participating in the meeting can hear each other at the same time.

         Section 3.10. Quorum. A majority of Directors in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

         Section 3.11. Action. The Board of Directors shall take action pursuant to resolutions adopted by the affirmative vote of a majority of the Directors participating in a meeting at which a quorum is present, or the affirmative vote of a greater number of Directors where required by the Corporation's Articles of Incorporation or otherwise by law.

         Section 3.12. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors at an annual, regular, or special meeting may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Directors.

         Section 3.13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of such action.

         Section 3.14. Committees. The Board of Directors may by resolution designate and delegate authority to an Executive Committee and other committees with such authority as may be permitted by the Act. Special meetings of any committee may be called at any time by any Director who is a member of the committee or by any person entitled to call a special meeting of the full Board of Directors. Except as otherwise provided in the section, the conduct of all meetings of any committee, including notice thereof, shall be governed by Sections 3.06 through 3.13 of this Article. In the absence or disqualification of a member of a committee, the member or members present at the meeting and not disqualified from voting may, regardless of the presence of a quorum, unanimously appoint another member of the Board of Directors to act at the committee meeting in place of the absent or disqualified member.

         Section 3.15. Compensation. The Board of Directors may by resolution authorize payment to all Directors of a uniform fixed sum for attendance at each meeting or a uniform stated salary as a Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore. The Board of Directors may also by resolution authorize the payment of reimbursement of all expenses of each Director related to the Director's attendance at meetings.

         Section 3.16. Order of Business. The order of business at all meetings of the Board of Directors shall be:

         1.       Determination of a quorum
         2.       Reading and disposal of all unapproved minutes
         3.       Reports of officers and committees
         4.       Unfinished business
         5.       New business
         6.       Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural dispute that might arise in a Board of Directors' meeting.


                                   ARTICLE IV

                                    OFFICERS

         Section 4.01. In General. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Vice President, a Secretary and a Treasurer and such additional vice presidents, assistant secretaries, assistant treasurers and other officers and agents as the Board of Directors deems advisable from time to time. All officers shall be appointed by the Board of Directors to serve at its pleasure. Except as may otherwise be provided by law or in the Articles of Incorporation, any officer may be removed by the Board of Directors at any time, with or without cause. Any vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired term. One person may hold two or more offices. Each officer shall exercise the authority and perform the duties as may be set forth in these Bylaws and any additional authority and duties as the Board of Directors shall determine from time to time.

         Section 4.02 Chief Executive Officer ("CEO"). The CEO shall be subject to the authority of the Board of Directors and shall manage the business and affairs of the Corporation. The CEO shall preside at all meetings of the Shareholders and all meetings of the Board of Directors, and shall see that the resolutions of the Board of Directors are put into effect. The CEO shall have full authority to execute on the Corporation's behalf any and all contracts, agreements, notes, bonds, deeds, mortgages, certificates, instruments, and other documents except as may be specifically limited by resolution of the Board of Directors.

         Section 4.03. President; Vice President. The President and Vice President shall be subject to the authority of the CEO and shall perform such duties as the CEO may direct.

         Section 4.04. Secretary. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Secretary shall serve under the direction of the CEO. The Secretary shall attend all meetings of the Shareholders and the Board of Directors and record the proceedings thereof. The Secretary shall give, or cause to be given, all notices in connection with such meetings. The Secretary shall be the custodian of the Corporate seal and affix the seal to any document requiring it.

         Section 4.05. Treasurer. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Treasurer shall serve under the direction of the CEO. The Treasurer shall, under the direction of the CEO, keep safe custody of the Corporation's funds and maintain complete and accurate books and records of account. The Treasurer shall upon request report to the Board of Directors on the financial condition of the Corporation.

         Section 4.06. Assistant Officers. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Assistant Secretaries and Assistant Treasurers, if any, shall serve under the immediate direction of the Secretary and the Treasurer, respectively, and under the ultimate direction of the CEO. The Assistant Officers shall assume the authority and perform the duties of their respective immediate superior officer as may be necessary in the absence, incapacity, or inability or refusal of such immediate superior officer to act. The seniority of Assistant Officers shall be determined from their dates of appointment unless the Board of Directors shall otherwise specify.

         Section 4.07. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving a salary by reason of the fact that he is also a Director of the Corporation.


                                    ARTICLE V

                                 INDEMNIFICATION

         Section 5.01. Scope. Every person who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to the Act, against all expenses, liabilities, and losses (including without limitation attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Shareholders, insurance, provision of law, or otherwise, as well as their rights under this Article.

         Section 5.02. Indemnification Plan. The Board of Directors may from time to time adopt an Indemnification Plan implementing the rights granted in
Section 5.01. This Indemnification Plan shall set forth in detail the mechanics of how the indemnification rights granted in Section 5.01 shall be exercised.

         Section 5.03. Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.


                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 6.01. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 6.02. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors, and such authority may be general or confined to specific instances.

         Section 6.03. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 6.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors or the CEO of the Corporation may select.


                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.01. Certificates for Shares. Certificates representing shares of capital stock of the Corporation shall state upon the face thereof the name of the person to whom issued, the number of shares, the par value per share and the fact that the Corporation is organized under the laws of the State of South Carolina. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon the making of an affidavit by the holder of record of the shares represented by such certificate setting forth the facts concerning the loss, theft or mutilation thereof and upon such bond or indemnity to the Corporation as the Board of Directors may prescribe. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is not imprudent to do so.

         Section 7.02. Transfer of Shares. Subject to the provisions of the Act and to any transfer restrictions binding on the Corporation, transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his agent, attorney-in-fact or other legal representative, who shall furnish proper evidence of authority to transfer, upon surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the stock transfer books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         Section 7.03. Voting of Shares in Other Corporations Owned By The Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of the other corporation by the CEO of the Corporation if he be present, or in his absence by the President or any Vice-President of the Corporation who may be present. Whenever, in the judgment of the CEO, or, in his absence, of the President or any Vice-President, it is desirable for the Corporation to execute a proxy or give a shareholders' consent in respect to any share or shares of stock issued by any other corporation and owned or controlled by the Corporation, the proxy or consent shall be executed in the name of the Corporation by the CEO, the President or one of the Vice-Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by the other corporation.

         Section 7.04.  Fiscal Year.  The fiscal year of the
Corporation shall be established, and may be altered, by resolution of the Board of Directors from time to time as the Board deems advisable.

         Section 7.05. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions as the Board of Directors deems advisable and as permitted by law.

         Section 7.06. Seal. The seal of the Corporation shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization, and the words
"Corporate Seal, State of South Carolina."

         Section 7.07. Amendments. These Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by the Directors, subject to the right of the shareholders to alter, adopt, amend, or repeal Bylaws as provided in the Act.

         Section 7.08. Severability. Any provision of these Bylaws, or any amendment or alteration thereof, which is determined to be in violation of the Act shall not in any way render any of the remaining provisions invalid.

         Section 7.09. References to Gender and Number Terms. In construing these Bylaws, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         Section 7.10. Headings. The Article and Section headings in these Bylaws are inserted for convenience only and are not part of the Bylaws.

         Section 7.11. Inspection of Records by Shareholders. A shareholder is entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the following records of the Corporation, if he gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy:

         (1) its Articles of Incorporation or Restated Articles of Incorporation and all amendments to them currently in effect;

         (2) its Bylaws or restated Bylaws and all amendments to them currently in effect;

         (3) resolutions adopted by its Board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

         (4) the minutes of all Shareholders' meetings, and records of all action taken by Shareholders without a meeting, for the past three years;

         (5) all written communications to Shareholders, generally, within the past three years, including the financial statements furnished for the past three years;

         (6) a list of the names and business addresses of its current Directors and Officers;

         (7) its most recent Annual Report delivered to the Secretary of State; and

         (8) all contracts or other written agreements between the Corporation and any of its Shareholders and all contracts or other written agreements between two or more of the Shareholders.

         A Shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the corporation if the Shareholder: gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, and his demand is made in good faith and for a proper purpose; he describes with reasonable particularity his purpose and the records he desires to inspect; and the records are directly connected with his purpose:

         (1) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not otherwise subject to inspection under this section of the Bylaws;

         (2)      account records of the Corporation; and

         (3)      the record of Shareholders.

         A Shareholder's agent or attorney has the same inspection and copying rights as the shareholder he represents. The right to copy records under this section includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

         Section 7.12. Reimbursement of Disallowed Compensation Expenses. Any payments made to a director or officer of the Corporation to compensate him for services rendered which shall be disallowed in whole or in part as a deductible expense for federal income tax purposes shall be reimbursed to the Corporation by such person to the full extent of such disallowance, together with interest thereon at the rate then in effect for interest on federal income tax deficiencies from the date of payment to the date of reimbursement, within sixty
(60) days of notice of the disallowance to such person by the Board of Directors. Such notice shall be promptly given upon a determination, as defined in Section 1313(a) of the Internal Revenue Code of 1986 (as now in effect and hereafter amended), that such payment shall be disallowed in whole or in part as a deductible expense for federal income tax purposes. It shall be the duty of the Board of Directors to enforce payment by such person of each such amount disallowed. In lieu of payment by such person, subject to the approval of the Board of Directors, proportionate amounts may be withheld from such person's future compensation payments until the full amount owed to the Corporation has been recovered. Reimbursement of such disallowed expenses shall constitute a condition of election to any office or directorship of the Corporation.

Approved as of October 17, 1995.
                                             /s/ Capers A. Easterby
                                             ---------------------------------
                                                 Capers A. Easterby
                                             ---------------------------------
                                                                   , Secretary

                                     BYLAWS

                                       OF

                         EMERGENT INSURANCE AGENCY CORP.

                                    ARTICLE I

                          OFFICES AND REGISTERED AGENT

         Section 1.01. Principal Office. The Corporation shall maintain its Principal Office in the City of Greenville, State of South Carolina.

         Section 1.02. Registered Office. The Corporation shall maintain a Registered Office as required by the South Carolina Business Corporation Act, as amended from time to time (the "Act"), at a location in the State of South Carolina designated by the Board of Directors from time to time. In the absence of a contrary designation by the Board of Directors, the Registered Office of the Corporation shall be located at its Principal Office.

         Section 1.03. Other Offices. The Corporation may have such other offices within and without the State of South Carolina as the business of the Corporation may require from time to time. The authority to establish or close such other offices may be delegated by the Board of Directors to one or more of the Corporation's Officers.

         Section 1.04. Registered Agent. The Corporation shall maintain a Registered Agent as required by the Act who shall have a business office at the Corporation's Registered Office. The Registered Agent shall be designated by the Board of Directors from time to time to serve at its pleasure. In the absence of such designation the Registered Agent shall be the Corporation's Secretary.

         Section 1.05. Filings. In the absence of directions from the Board of Directors to the contrary, the Secretary of the Corporation shall cause the Corporation to maintain currently all filings respecting the Registered Office and Registered Agent with all governmental officials as required by the Act or otherwise by law.


                                   ARTICLE II

                                  SHAREHOLDERS

         Section 2.01. Annual Meetings. An annual meeting of the Corporation's Shareholders shall be held once each calendar year for the purpose of electing Directors and for the transaction of such other business as may properly come before the meeting. The annual meeting shall be held at the time and place designated by the Board of Directors from time to time. In the absence of any such designation, the annual meeting shall be held at the hour of ten o'clock in the morning on the second Tuesday of the third month following the Corporation's fiscal year-end; but if that day shall be a legal holiday, then such annual meeting shall be held on the next succeeding business day. The failure to hold the Annual Meeting shall have no effect on the validity of any action taken by the Corporation, its officers or Board of Directors.

         Section 2.02. Special Meetings. Special meetings of the Corporation's Shareholders may be called for any one or more lawful purposes by the Corporation's President, the Chairman of the Board of Directors, a majority of the Board of Directors, or by the written request describing the purpose for which the meeting is to be held which is filed by holders of record of not less than ten percent of the Corporation's outstanding shares entitled to be cast on any issue to be considered at the proposed special meeting. Special meetings of the Shareholders shall be held at the Corporation's Registered Office at the time designated in the notice of the meeting in accordance with Section 2.03; provided, however, that such meetings called by a majority of the Board of Directors may be held at such places as the Board of Directors may determine.

         Section 2.03. Notice of Meetings, Waiver or Notice. Written or printed notice of all meetings of Shareholders shall be delivered not less than ten nor more than fifty days before the meeting date, either personally or by registered or certified mail, to all Shareholders of record entitled to vote at such meeting. If mailed, the notice shall be deemed to be delivered when deposited with postage thereon prepaid in the United States mail, addressed to the shareholder at the shareholder's address as it appears on the Corporation's records, or if a Shareholder shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, then directed to him at that other address. The notice shall state the date, time, and place of the meeting and, in the case of a special meeting, the purpose or purposes for which such meeting was called. At the written request, delivered personally or by registered or certified mail, of the person or persons calling a special meeting of Shareholders, the President or Secretary of the Corporation shall fix the date and time of the meeting and provide notice thereof to the Shareholders as required above; provided, however, that the date of the meeting shall in no event be fixed less than ten or more than sixty days from the date the request was received. If the notice of the meeting is not given within fifteen days after the request is made to the President or Secretary, the person or persons calling the meeting may fix the date and time of the meeting and give or cause to be given the required notice. Notice of a meeting of Shareholders need not be given to any Shareholder who, in person or by proxy, signs a waiver of notice either before or after the meeting.

         Section 2.04. Quorum. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, at any meeting of Shareholders the presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote thereat shall constitute a quorum for the transaction of any business properly before the meeting. Shares entitled to vote as a separate voting group on a matter may take action at a meeting only if a quorum of the shares in the separate voting group are present in person or by proxy at the meeting. In the absence of a quorum a meeting may be adjourned from time to time, in accordance with the provisions concerning adjournments contained elsewhere in these Bylaws, by the holders of a majority of the shares represented at the meeting in person or in proxy. At such adjourned meeting a quorum of Shareholders may transact any business as might have been properly transacted at the original meeting.

         Section 2.05. Transaction of Business. Business transacted at an annual meeting of Shareholders may include all such business as may properly come before the meeting. Business transacted at a special meeting of Shareholders shall be limited to the purposes stated in the notice of the meeting.

         Section 2.06. Shareholders of Record. For the purpose of determining Shareholders entitled to vote at any meeting of Shareholders, or entitled to receive dividends or other distributions, or in connection with any other proper purpose requiring a determination of Shareholders, the Board of Directors shall by resolution fix a record date for such determination. The date shall be not more than fifty and not less than ten days prior to the date on which the activity requiring the determination is to occur. The Shareholders of record appearing in the stock transfer books of the Corporation at the close of business on the record date so fixed shall constitute the Shareholders of right in respect of the activity in question. In the absence of action by the Board of Directors to fix a record date, the record date shall be ten days prior to the date on which the activity requiring a determination of Shareholders is to occur.

         Section 2.07. Voting. Except as may otherwise be required by law or the Corporation's Articles of Incorporation, and subject to the provisions concerning Shareholders of record contained elsewhere in these Bylaws, a person (or his proxy) present at a meeting of Shareholders shall be entitled to one vote for each share of voting stock as to which such person is the Shareholder of Record.

         Section 2.08. Adjournments. A majority of the voting shares held by Shareholders of record present in person or by proxy at a meeting of Shareholders may adjourn a meeting from time to time to a date, time, and place fixed by notice as provided for above or, if such date is less than thirty days from the date of adjournment, to a date, time, and place fixed by the majority and announced at the original meeting prior to adjournment.


         Section 2.09. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof.

         Section 2.10. Proxies. At all meetings of Shareholders, a Shareholder may vote in person or by proxy executed in writing by the Shareholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution unless it qualifies as an irrevocable proxy under the Act.

         Section 2.11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by the officer, agent or proxy as the bylaws of that corporation may prescribe, or, in the absence of such provision, as the board of directors of the other corporation may determine.

         Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of the shares into his name.

         Shares standing in the name of a receiver may be voted by the receiver, and shares held by or under the control of a receiver may be voted by the receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

         Section 2.12. Action. Approval of actions by Shareholders shall be in accordance with the requirements of the Act, except to the extent otherwise provided by the Articles of Incorporation.


         Section 2.13. Order of Business. The order of business at the annual meeting, and so far as practicable at all other meetings of Shareholders, shall be as follows:

         1.       Proof of notice of the meeting

         2. Determination of a quorum
         3. Reading and disposal of unapproved minutes
         4. Reports of officers and committees
         5. Election of directors
         6. Unfinished business
         7. New business
         8. Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural disputes that might arise in a Shareholders' meeting.


                                   ARTICLE III

                                    DIRECTORS

         Section 3.01. Authority. The Board of Directors shall have ultimate authority over the conduct and management of the business and affairs of the Corporation.

         Section 3.02. Number. The Corporation shall have three Directors. The number of Directors may be increased or decreased from time to time by the Board of Directors by a number that is thirty percent (30%) or less of the number of Directors last elected by the Shareholders. No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

         Section 3.03. Tenure. Each Director shall hold office from the date of his election and qualification until his successor shall have been duly elected and qualified, or until his earlier removal, resignation, death, or incapacity. An election of all Directors by the Shareholders shall be held at each annual meeting of the Corporation's Shareholders.

         Section 3.04. Removal. Any Director may be removed from office, with or without cause, by a vote of the holders of a majority of the shares of the Corporation's voting stock. Any Director may be removed from office with cause by a majority vote of the Board of Directors at a meeting at which only the removal and replacement of the Director or Directors in question shall be considered.

         Section 3.05. Vacancies. The Shareholders shall elect a new Director to fill any vacancy on the Board of Directors in the same manner and subject to the same restrictions and voting rights as apply to the election of the Director whose removal, resignation, death, or newly created directorship created the vacancy.

         Section 3.06. Regular Meetings. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of Shareholders. The Board of Directors may by resolution provide for the holding of additional regular meetings without notice other than such resolution; provided, however, the resolution shall fix the date, time, and place (which may be anywhere within or without the State of the Corporation's Principal Office) for these regular meetings. Notwithstanding the foregoing, any action of the Board of Directors may be taken by unanimous written consent of the Directors, which action shall have the same validity as if taken at a regular meeting of the Board of Directors.

         Section 3.07. Special Meetings; Notice of Special Meeting. Special meetings of the Board of Directors may be called for any lawful purpose or purposes by any Director or the President of the Corporation. The person calling a special meeting shall give, or cause to be given, to each Director at his business address, notice of the date, time and place of the meeting by any normal means of communication not less than seventy-two hours nor more than sixty days prior thereto. The notices may, but need not, describe the purpose of the meeting. If mailed, the notice shall be deemed to be delivered when deposited in the United States mail at the Director's business address, with postage thereon prepaid. If notice is given by telegram, the notice shall be deemed delivered when the telegram is delivered to the telegraph company. Any time or place fixed for a special meeting must permit participation in the meeting by means of telecommunications as authorized below.

         Section 3.08. Waiver of Notice of Special Meetings. Notice of a special meeting need not be given to any Director who signs a waiver of notice either before or after the meeting. The attendance of a Director at a special Directors meeting shall constitute a waiver of notice of that meeting, except where the Director attends the meeting for the sole and express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

         Section 3.09. Participation by Telecommunications. Any Director may participate in, and be regarded as present at, any meeting of the Board of Directors by means of conference telephone or any other means of communication by which all persons participating in the meeting can hear each other at the same time.

         Section 3.10. Quorum. A majority of Directors in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors.

         Section 3.11. Action. The Board of Directors shall take action pursuant to resolutions adopted by the affirmative vote of a majority of the Directors participating in a meeting at which a quorum is present, or the affirmative vote of a greater number of Directors where required by the Corporation's Articles of Incorporation or otherwise by law.

         Section 3.12. Action Without Meeting. Any action required or permitted to be taken by the Board of Directors at an annual, regular, or special meeting may be taken without a meeting if a consent in writing, setting forth the action taken, shall be signed by all of the Directors.

         Section 3.13. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward his dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of such action.

         Section 3.14. Committees. The Board of Directors may by resolution designate and delegate authority to an Executive Committee and other committees with such authority as may be permitted by the Act. Special meetings of any committee may be called at any time by any Director who is a member of the committee or by any person entitled to call a special meeting of the full Board of Directors. Except as otherwise provided in the section, the conduct of all meetings of any committee, including notice thereof, shall be governed by Sections 3.06 through 3.13 of this Article. In the absence or disqualification of a member of a committee, the member or members present at the meeting and not disqualified from voting may, regardless of the presence of a quorum, unanimously appoint another member of the Board of Directors to act at the committee meeting in place of the absent or disqualified member.

         Section 3.15. Compensation. The Board of Directors may by resolution authorize payment to all Directors of a uniform fixed sum for attendance at each meeting or a uniform stated salary as a Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore. The Board of Directors may also by resolution authorize the payment of reimbursement of all expenses of each Director related to the Director's attendance at meetings.

         Section 3.16. Order of Business. The order of business at all meetings of the Board of Directors shall be:

         1.       Determination of a quorum
         2.       Reading and disposal of all unapproved minutes
         3.       Reports of officers and committees
         4.       Unfinished business
         5.       New business
         6.       Adjournment

         Except with respect to a specific rule to the contrary in these Bylaws or the Act, Robert's Rules of Order shall be used to resolve any procedural dispute that might arise in a Board of Directors' meeting.


                                   ARTICLE IV

                                    OFFICERS

         Section 4.01. In General. The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Vice President, a Secretary and a Treasurer and such additional vice presidents, assistant secretaries, assistant treasurers and other officers and agents as the Board of Directors deems advisable from time to time. All officers shall be appointed by the Board of Directors to serve at its pleasure. Except as may otherwise be provided by law or in the Articles of Incorporation, any officer may be removed by the Board of Directors at any time, with or without cause. Any vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired term. One person may hold two or more offices. Each officer shall exercise the authority and perform the duties as may be set forth in these Bylaws and any additional authority and duties as the Board of Directors shall determine from time to time.

         Section 4.02 Chief Executive Officer ("CEO"). The CEO shall be subject to the authority of the Board of Directors and shall manage the business and affairs of the Corporation. The CEO shall preside at all meetings of the Shareholders and all meetings of the Board of Directors, and shall see that the resolutions of the Board of Directors are put into effect. The CEO shall have full authority to execute on the Corporation's behalf any and all contracts, agreements, notes, bonds, deeds, mortgages, certificates, instruments, and other documents except as may be specifically limited by resolution of the Board of Directors.

         Section 4.03. President; Vice President. The President and Vice President shall be subject to the authority of the CEO and shall perform such duties as the CEO may direct.

         Section 4.04. Secretary. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Secretary shall serve under the direction of the CEO. The Secretary shall attend all meetings of the Shareholders and the Board of Directors and record the proceedings thereof. The Secretary shall give, or cause to be given, all notices in connection with such meetings. The Secretary shall be the custodian of the Corporate seal and affix the seal to any document requiring it.

         Section 4.05. Treasurer. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Treasurer shall serve under the direction of the CEO. The Treasurer shall, under the direction of the CEO, keep safe custody of the Corporation's funds and maintain complete and accurate books and records of account. The Treasurer shall upon request report to the Board of Directors on the financial condition of the Corporation.

         Section 4.06. Assistant Officers. Except as otherwise provided by these Bylaws or determined by the Board of Directors, the Assistant Secretaries and Assistant Treasurers, if any, shall serve under the immediate direction of the Secretary and the Treasurer, respectively, and under the ultimate direction of the CEO. The Assistant Officers shall assume the authority and perform the duties of their respective immediate superior officer as may be necessary in the absence, incapacity, or inability or refusal of such immediate superior officer to act. The seniority of Assistant Officers shall be determined from their dates of appointment unless the Board of Directors shall otherwise specify.

         Section 4.07. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving a salary by reason of the fact that he is also a Director of the Corporation.


                                    ARTICLE V

                                 INDEMNIFICATION

         Section 5.01. Scope. Every person who was or is a party to, or is threatened to be made a party to, or is otherwise involved in, any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or a person of whom he is the legal representative is or was a Director or Officer of the Corporation or is or was serving at the request of the Corporation or for its benefit as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under and pursuant to the Act, against all expenses, liabilities, and losses (including without limitation attorneys' fees, judgments, fines, and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right that may be enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such Directors, Officers, or representatives may have or hereafter acquire and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of Shareholders, insurance, provision of law, or otherwise, as well as their rights under this Article.

         Section 5.02. Indemnification Plan. The Board of Directors may from time to time adopt an Indemnification Plan implementing the rights granted in
Section 5.01. This Indemnification Plan shall set forth in detail the mechanics of how the indemnification rights granted in Section 5.01 shall be exercised.

         Section 5.03. Insurance. The Board of Directors may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a Director or Officer of another corporation, or as its representative in a partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.


                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

         Section 6.01. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

         Section 6.02. Loans. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors, and such authority may be general or confined to specific instances.

         Section 6.03. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         Section 6.04. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors or the CEO of the Corporation may select.


                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.01. Certificates for Shares. Certificates representing shares of capital stock of the Corporation shall state upon the face thereof the name of the person to whom issued, the number of shares, the par value per share and the fact that the Corporation is organized under the laws of the State of South Carolina. Each certificate shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon the making of an affidavit by the holder of record of the shares represented by such certificate setting forth the facts concerning the loss, theft or mutilation thereof and upon such bond or indemnity to the Corporation as the Board of Directors may prescribe. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is not imprudent to do so.

         Section 7.02. Transfer of Shares. Subject to the provisions of the Act and to any transfer restrictions binding on the Corporation, transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his agent, attorney-in-fact or other legal representative, who shall furnish proper evidence of authority to transfer, upon surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the stock transfer books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

         Section 7.03. Voting of Shares in Other Corporations Owned By The Corporation. Subject always to the specific directions of the Board of Directors, any share or shares of stock issued by any other corporation and owned or controlled by the Corporation may be voted at any shareholders' meeting of the other corporation by the CEO of the Corporation if he be present, or in his absence by the President or any Vice-President of the Corporation who may be present. Whenever, in the judgment of the CEO, or, in his absence, of the President or any Vice-President, it is desirable for the Corporation to execute a proxy or give a shareholders' consent in respect to any share or shares of stock issued by any other corporation and owned or controlled by the Corporation, the proxy or consent shall be executed in the name of the Corporation by the CEO, the President or one of the Vice-Presidents of the Corporation without necessity of any authorization by the Board of Directors. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the share or shares of stock issued by the other corporation.

         Section 7.04.  Fiscal Year.  The fiscal year of the
Corporation shall be established, and may be altered, by resolution of the Board of Directors from time to time as the Board deems advisable.

         Section 7.05. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions as the Board of Directors deems advisable and as permitted by law.

         Section 7.06. Seal. The seal of the Corporation shall be circular in form and shall have inscribed thereon the name of the Corporation, the year of its organization, and the words
"Corporate Seal, State of South Carolina."

         Section 7.07. Amendments. These Bylaws may be altered, amended, or repealed and new Bylaws may be adopted by the Directors, subject to the right of the shareholders to alter, adopt, amend, or repeal Bylaws as provided in the Act.

         Section 7.08. Severability. Any provision of these Bylaws, or any amendment or alteration thereof, which is determined to be in violation of the Act shall not in any way render any of the remaining provisions invalid.

         Section 7.09. References to Gender and Number Terms. In construing these Bylaws, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         Section 7.10. Headings. The Article and Section headings in these Bylaws are inserted for convenience only and are not part of the Bylaws.

         Section 7.11. Inspection of Records by Shareholders. A shareholder is entitled to inspect and copy, during regular business hours at the Corporation's principal office, any of the following records of the Corporation, if he gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy:

         (1) its Articles of Incorporation or Restated Articles of Incorporation and all amendments to them currently in effect;

         (2) its Bylaws or restated Bylaws and all amendments to them currently in effect;

         (3) resolutions adopted by its Board of directors creating one or more classes or series of shares, and fixing their relative rights, preferences, and limitations, if shares issued pursuant to those resolutions are outstanding;

         (4) the minutes of all Shareholders' meetings, and records of all action taken by Shareholders without a meeting, for the past three years;

         (5) all written communications to Shareholders, generally, within the past three years, including the financial statements furnished for the past three years;

         (6) a list of the names and business addresses of its current Directors and Officers;

         (7) its most recent Annual Report delivered to the Secretary of State; and

         (8) all contracts or other written agreements between the Corporation and any of its Shareholders and all contracts or other written agreements between two or more of the Shareholders.

         A Shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the Corporation, any of the following records of the corporation if the Shareholder: gives the Corporation written notice of his demand at least five business days before the date on which he wishes to inspect and copy, and his demand is made in good faith and for a proper purpose; he describes with reasonable particularity his purpose and the records he desires to inspect; and the records are directly connected with his purpose:

         (1) excerpts from minutes of any meeting of the Board of Directors, records of any action of a committee of the Board of Directors while acting in place of the Board of Directors on behalf of the Corporation, minutes of any meeting of the Shareholders, and records of action taken by the Shareholders or Board of Directors without a meeting, to the extent not otherwise subject to inspection under this section of the Bylaws;

         (2)      account records of the Corporation; and

         (3)      the record of Shareholders.

         A Shareholder's agent or attorney has the same inspection and copying rights as the shareholder he represents. The right to copy records under this section includes, if reasonable, the right to receive copies made by photographic, xerographic, or other means. The Corporation may impose a reasonable charge, covering the costs of labor and material, for copies of any documents provided to the shareholder. The charge may not exceed the estimated cost of production or reproduction of the records.

         Section 7.12. Reimbursement of Disallowed Compensation Expenses. Any payments made to a director or officer of the Corporation to compensate him for services rendered which shall be disallowed in whole or in part as a deductible expense for federal income tax purposes shall be reimbursed to the Corporation by such person to the full extent of such disallowance, together with interest thereon at the rate then in effect for interest on federal income tax deficiencies from the date of payment to the date of reimbursement, within sixty
(60) days of notice of the disallowance to such person by the Board of Directors. Such notice shall be promptly given upon a determination, as defined in Section 1313(a) of the Internal Revenue Code of 1986 (as now in effect and hereafter amended), that such payment shall be disallowed in whole or in part as a deductible expense for federal income tax purposes. It shall be the duty of the Board of Directors to enforce payment by such person of each such amount disallowed. In lieu of payment by such person, subject to the approval of the Board of Directors, proportionate amounts may be withheld from such person's future compensation payments until the full amount owed to the Corporation has been recovered. Reimbursement of such disallowed expenses shall constitute a condition of election to any office or directorship of the Corporation.

Approved as of October 30, 1997.
                                             /s/ Wade M. Hall
                                             ---------------------------------
                                                 Wade M. Hall
                                             ---------------------------------
                                                                   , Secretary